UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-6093

Name of Registrant:	Vanguard Institutional Index Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2004 - December 31, 2004

Item 1:	Reports to Shareholders

Vanguard® Institutional Index Fund
December 31, 2004

CONTENTS
1	LETTER FROM THE CHAIRMAN
6	FUND PROFILE
7	GLOSSARY OF INVESTMENT TERMS
8	PERFORMANCE SUMMARY
9	YOUR FUND'S AFTER-TAX RETURNS
10	ABOUT YOUR FUND'S EXPENSES
12	FINANCIAL STATEMENTS
27	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	Vanguard Institutional Index Fund returned 10.9% during the 2004 fiscal year, matching the return of its target benchmark.
•	Despite some concerns about the economy—most notably the job market—the stock market produced solid gains.
•	Every major stock sector advanced, helping the fund achieve a second consecutive year of gains. Global oil giants and energy-related companies were the star performers.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

Both share classes of Vanguard Institutional Index Fund returned 10.9% in 2004, as U.S. stocks rebounded sharply after a three-year bear market. Your fund’s return matched the 10.9% return of its benchmark, the Standard & Poor’s 500 Index, while surpassing the 7.8% average return of large-cap core funds by 3.1 percentage points.

2004 Total Returns	Fiscal Year Ended
December 31

Vanguard Institutional Index Fund
Institutional Shares	10.9%
Institutional Plus Shares	10.9
S&P 500 Index	10.9
Average Large-Cap Core Fund*	7.8

*Derived from data provided by Lipper Inc.

The table at left provides a snapshot of the total returns for the fund’s two share classes, the Institutional Shares and the lower-cost Institutional Plus Shares, as well as the returns of its comparative measures. You can find details about the fund’s starting and ending net asset values, as well as its income distributions, in the table on page 5.

THE STOCK MARKET ENJOYED SOLID GAINS

The U.S. stock market rallied following the presidential election in November to post a second consecutive year of solid returns. The gains in the final two months of 2004 capped a year that began with solid advances in stock indexes but was marked in the middle months by investors’ uncertainty about the sustainability of economic growth. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the 12 months with a return of 12.6%.

Gains came in many sectors of the market. The strongest performers were energy-related stocks, which were buoyed by higher prices and increased demand for oil. Generally, small-capitalization stocks outpaced large-caps, and value stocks—those with prices considered low relative

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company earnings, book value, and other measures—outpaced their growth counterparts.

International stocks, particularly those in emerging markets, posted outstanding returns compared with U.S. stocks. The strong gains abroad were enhanced for investors in the United States by the weakening of the U.S. dollar against most other major currencies. (A weaker dollar means that returns in other currencies translate into more dollars for U.S.-based investors.)

YIELDS ROSE FOR SHORT-TERM BONDS, FELL FOR LONG-TERM ISSUES

At the beginning of 2004, bond investors expected the year to bring higher interest rates across the maturity spectrum. Their expectations were based on increasingly strong economic reports, rising corporate profits, and a belief that the Federal Reserve Board would soon raise the target for short-term interest rates to keep inflation at bay. The actual result, however, was quite different at the short and long ends of the maturity range.

Yields of longer-maturity bonds closed the year slightly below their starting points. A series of disappointments in the labor market, record prices for crude oil, and continuing geopolitical turmoil kept bond market volatility high. At year-end, the 10-year U.S. Treasury note yielded 4.22%, 3 basis points (0.03 percentage point) below its 4.25% yield at the start of the period. Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.3%. Across the maturity spectrum, corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 11.1%.

Market Barometer	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	11.4%	4.3%	-1.8%
Russell 2000 Index (Small-caps)	18.3	11.5	6.6
Dow Jones Wilshire 5000 Index	12.6	5.5	-1.4
(Entire market)
MSCI All Country World Index
ex USA (International)	21.4	13.6	0.0
Bonds
Lehman Aggregate Bond Index	4.3%	6.2%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	4.5	6.4	7.2
Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8
CPI
Consumer Price Index	3.3%	2.5%	2.5%

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The fund closely tracked the performance of its target index, ultimately matching the index’s 10.9% gain.

Yields of shorter-maturity securities, which are generally more closely tied to the Fed’s interest rate moves, rose significantly. As anticipated, the Fed began to tighten its monetary policy to avert any significant surge in inflation. Beginning in June, the Fed raised its target for the federal funds rate from 1.00%, a historical low, to 2.25% through five separate quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, more than doubled during the 12 months, from 0.92% to 2.21%.

THE FUND SUCCESSFULLY MET ITS OBJECTIVE

As expected, the Institutional Index Fund closely tracked the performance of its unmanaged target index throughout 2004, matching the 10.9% gain of the index. The fund returned 3.4% in the first six months, as the stock market moved within a fairly narrow trading range. Early on, investors seemed enthusiastic about stocks, but in March a more cautious atmosphere emerged as concern grew over rising energy prices and the economy. In the second half of 2004, the fund posted a 7.2% return as the economy showed mixed signs of strength. This gain came entirely in the fourth quarter, when the fund rose 9.2% amid a post-election stock market surge.

All 12 index sectors had positive returns for the year. The best-performing sectors were “other energy” (+37.5%)—home to companies involved in exploration, production, transportation, and marketing of energy-related products—and integrated oils (+28.6%), which includes global giants such as ExxonMobil, ChevronTexaco, and ConocoPhillips. Despite their relatively small weightings, these two sectors’ hefty gains added considerably to the index return. Consumer discretionary stocks (+14.1%) and financial services issues (+10.7%) also contributed prominently to the overall return. Consumer discretionary stocks benefited from the unwavering strength of consumer spending, and financial services stocks weathered rising interest rates to perform respectably as a group.

The lagging sectors were health care (+1.3%), beset by concerns over life-threatening drug side effects, beginning with the withdrawal of arthritis drug Vioxx from the marketplace; consumer staples (+8.1%); and technology (+2.7%).

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AN ENDURING RECORD OF INDEX-TRACKING CONSISTENCY

Over the long term, the strategy of tracking an unmanaged index has shown itself to be as powerful as it is simple. As you can see in the table below, the fund’s ten-year annualized return of 12.1% a year is 2.3 percentage points higher than that provided by funds investing in the same market segment—the vast majority of which are actively managed. The hypothetical balances in the right-hand column illustrate

Total Returns		Ten Years Ended December 31, 2004

	Average Annual Return	Final Value of a $10,000,000 Initial Investment

Institutional Index Fund
Institutional Shares	12.1%	$31,429,081
S&P 500 Index	12.1	31,258,162
Average Large-Cap Core Fund	9.8	25,527,261

July 7, 1997,* Through December 31, 2004
	Average Annual Return	Final Value of a $200,000,000 Initial Investment

Institutional Index Fund
Institutional Plus Shares	5.5%	$299,275,822
S&P 500 Index	5.4	297,235,675
Average Large-Cap Core Fund	3.8	265,160,473

*Share-class inception

the cumulative effect of this outperformance. The fund’s Institutional Plus Shares have also provided an impressive performance record during the seven-plus years of their existence.

The fund’s ability to capture the target market’s return is a credit to the skills of the advisor, Vanguard’s Quantitative Equity Group, as well as to extremely low operating costs. The dedicated experts in the Quantitative Equity Group have developed proprietary portfolio construction and trading frameworks that have kept the fund’s return very close to that of the index. It’s an impressive feat because the index is not burdened by real-world operating costs. Although the fund does incur these expenses, its ten-year annualized return is nevertheless in line with that of the S&P 500 Index.

KEEPING YOUR PORTFOLIO ON COURSE

Although we’ve now enjoyed two consecutive years of gains, nobody knows when the tough times may return again, or how long they’ll last. At Vanguard, we believe that the best way for your institution to weather these storms and achieve long-term investment success is to stick with a carefully chosen portfolio of stocks, bonds, and short-term reserves tailored to the circumstances of your organization.

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Because of its broad diversification and its goal of capturing market returns, we believe the Institutional Index Fund to be one of the most practical ways for many institutional investors to share in the progress of the largest stocks in the U.S. market. As a core component of a stock portfolio that may also include actively managed funds, the Institutional Index Fund can serve you well as a low-cost, long-term holding.

Thank you for entrusting us with your assets.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JANUARY 19, 2005

Your Fund's Performance at a Glance		December 31, 2003-December 31, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Institutional Index Fund
Institutional Shares	$101.78	$110.70	$2.020	$0.000
Institutional Plus Shares	101.78	110.71	2.046	0.000

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As of 12/31/2004	FUND PROFILE This Profile provides a snapshot of the fund’s characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 7.

INSTITUTIONAL INDEX FUND
Portfolio Characteristics	Fund	Target Index*

Number of Stocks	504	500
Median Market Cap	$53.1B	$53.1B
Price/Earnings Ratio	19.6x	19.6x
Price/Book Ratio	3.0x	3.0x
Yield		1.7%
Institutional Shares	1.6%
Institutional Plus Shares	1.7%
Return on Equity	20.1%	20.1%
Earnings Growth Rate	9.5%	9.5%
Foreign Holdings	0.0%	0.0%
Turnover Rate	5%**	—
Expense Ratio		—
Institutional Shares	0.05%
Institutional Plus Shares	0.025%
Short-Term Reserves	0%	—

Volatility Measures	Fund	Target Index*

R-Squared	1.00	1.00
Beta	1.00	1.00

Sector Diversification (% of portfolio)
	Fund	Target Index*

Auto & Transportation	3%	3%
Consumer Discretionary	15	15
Consumer Staples	7	7
Financial Services	22	22
Health Care	12	12
Integrated Oils	5	5
Other Energy	2	2
Materials & Processing	4	4
Producer Durables	4	4
Technology	14	14
Utilities	7	7
Other	5	5

*	S&P 500 Index.
**	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

Ten Largest Holdings (% of total net assets)
General Electric Co.	3.4%
(conglomerate)
ExxonMobil Corp.	2.9
(oil)
Microsoft Corp.	2.6
(software)
Citigroup, Inc.	2.2
(banking)
Wal-Mart Stores, Inc.	2.0
(retail)
Pfizer Inc.	1.8
(pharmaceuticals)
Bank of America Corp.	1.7
(banking)
Johnson & Johnson	1.7
(pharmaceuticals)
American International Group, Inc.	1.5
(insurance)
International Business Machines Corp.	1.5
(computer hardware)

Top Ten	21.3%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com for regularly updated fund information.

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   GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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As of 12/31/2004
PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL INDEX FUND

Cumulative Performance December 31, 1994-December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004			Final Value of a
	One Year	Five Years	Ten Years	$10,000,000 Investment

Institutional Index Fund Institutional Shares	10.86%	-2.26%	12.13%	$31,429,081
Dow Jones Wilshire 5000 Index	12.62	-1.42	11.92	30,823,951
S&P 500 Index	10.88	-2.30	12.07	31,258,162
Average Large-Cap Core Fund*	7.79	-4.05	9.82	25,527,261

				Final Value of a
	One	Five	Since	$200,000,000
	Year	Years	Inception**	Investment

Institutional Index Fund Institutional Plus Shares	10.90%	-2.24%	5.53%	$299,275,822
Dow Jones Wilshire 5000 Index	12.62	-1.42	5.98	308,838,500
S&P 500 Index	10.88	-2.30	5.44	297,235,675

Fiscal-Year Total Returns(%) December 31, 1994-December 31, 2004

*Derived from data provided by Lipper Inc.
**July 7, 1997.
Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

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   YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Institutional Shares only; returns for the other share class will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended December 31, 2004
	One Year	Five Years	Ten Years
Institutional Index Fund Institutional Shares
Returns Before Taxes	10.86%	-2.26%	12.13%
Returns After Taxes on Distributions	10.55	-2.68	11.40
Returns After Taxes on Distributions and Sale of Fund Shares	7.45	-2.12	10.43

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   ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004
Institutional Index Fund	Beginning Account Value June 30, 2004	Ending Account Value Dec.31, 2004	Expenses Paid During Period*

Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,071.84	$0.26
Institutional Plus Shares	1,000.00	1,072.06	0.13

Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.89	$0.25
Institutional Plus Shares	1,000.00	1,025.01	0.13

*	The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.05% for Institutional Shares and 0.025% for Institutional Plus Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Note that the expenses shown in the table on page 10 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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As of 12/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund's semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund's Forms N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room (see the back cover of this report for further information).

Institutional Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.8%)(1)

Auto & Transportation (2.7%)
United Parcel Service, Inc.	4,805,821	$ 410,706
FedEx Corp.	1,289,176	126,971
Ford Motor Co.	7,847,707	114,891
General Motors Corp.	2,422,885	97,061
Harley-Davidson, Inc.	1,260,409	76,570
Burlington Northern
Santa Fe Corp.	1,612,753	76,299
Union Pacific Corp.	1,113,720	74,898
Norfolk Southern Corp.	1,699,167	61,493
PACCAR, Inc.	743,232	59,815
Southwest Airlines Co.	3,335,318	54,299
CSX Corp.	922,303	36,966
Genuine Parts Co.	749,801	33,036
Delphi Corp.	2,393,644	21,591
*Navistar International Corp.	297,793	13,097
Dana Corp.	638,342	11,062
*The Goodyear Tire & Rubber Co.	748,096	10,967
Cooper Tire & Rubber Co.	320,041	$ 6,897
Visteon Corp.	554,172	5,414
*Delta Air Lines, Inc.	551,977	4,129

		1,296,162

Consumer Discretionary (14.4%)
Wal-Mart Stores, Inc.	18,157,221	959,064
Home Depot, Inc.	9,415,932	402,437
*Time Warner, Inc.	19,640,102	381,804
*eBay Inc.	2,842,539	330,530
Viacom Inc. Class B	7,275,350	264,750
The Walt Disney Co.	8,762,065	243,585
*Yahoo! Inc.	5,895,656	222,148
*The News Corp., Inc.	11,017,330	205,583
Target Corp.	3,839,970	199,410
Lowe's Cos., Inc.	3,313,992	190,853
Gillette Co.	4,257,605	190,656
McDonald's Corp.	5,391,646	172,856
Carnival Corp.	2,715,942	156,520
Kimberly-Clark Corp.	2,091,873	137,666
*Starbucks Corp.	1,715,619	106,986

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	Shares	Market Value^ (000)

Cendant Corp.	4,515,987	$ 105,584
NIKE, Inc. Class B	1,125,888	102,107
Costco Wholesale Corp.	2,012,149	97,408
Gannett Co., Inc.	1,094,946	89,457
Best Buy Co., Inc.	1,391,619	82,690
Clear Channel
Communications, Inc.	2,460,473	82,401
*Electronic Arts Inc.	1,309,915	80,796
The Gap, Inc.	3,761,140	79,435
Avon Products, Inc.	2,028,983	78,522
The McGraw-Hill Cos., Inc.	814,753	74,582
Waste Management, Inc.	2,454,568	73,490
*Kohl's Corp.	1,471,980	72,377
Staples, Inc.	2,136,218	72,012
Omnicom Group Inc.	799,439	67,409
*Apollo Group, Inc. Class A	794,841	64,152
Marriott International, Inc.
Class A	956,658	60,250
Yum! Brands, Inc.	1,253,209	59,126
Tribune Co.	1,359,162	57,275
TJX Cos., Inc.	2,061,735	51,811
Starwood Hotels &
Resorts Worldwide, Inc.	886,842	51,792
*Bed Bath & Beyond, Inc.	1,287,544	51,283
International Game Technology	1,479,013	50,848
J.C. Penney Co., Inc.
(Holding Co.)	1,221,984	50,590
*Coach, Inc.	810,841	45,732
Sears, Roebuck & Co.	885,024	45,163
Federated Department
Stores, Inc.	726,328	41,974
*Univision Communications Inc.	1,387,377	40,609
Limited Brands, Inc.	1,744,587	40,160
Eastman Kodak Co.	1,230,584	39,686
Hilton Hotels Corp.	1,657,198	37,685
May Department Stores Co.	1,253,570	36,855
Mattel, Inc.	1,781,662	34,725
R.R. Donnelley & Sons Co.	942,893	33,275
Cintas Corp.	737,044	32,327
Harrah's Entertainment, Inc.	481,211	32,188
*Fisher Scientific International Inc.	503,684	31,420
*AutoZone Inc.	342,636	31,286
Black & Decker Corp.	346,724	30,626
Dollar General Corp.	1,407,216	29,228
Newell Rubbermaid, Inc.	1,180,278	28,551
Nordstrom, Inc.	601,668	28,116
VF Corp.	477,134	26,424
New York Times Co. Class A	620,131	25,301
*Interpublic Group of Cos., Inc.	1,816,696	24,344
Leggett & Platt, Inc.	814,213	23,148
*Office Depot, Inc.	1,333,123	23,143
Family Dollar Stores, Inc.	715,674	$ 22,350
RadioShack Corp.	676,705	22,250
Knight Ridder	328,729	22,005
Robert Half International, Inc.	739,540	21,765
*AutoNation, Inc.	1,130,032	21,708
Tiffany & Co.	620,966	19,852
Whirlpool Corp.	283,343	19,610
Liz Claiborne, Inc.	463,033	19,545
Wendy's International, Inc.	486,175	19,087
Jones Apparel Group, Inc.	521,211	19,061
Alberto-Culver Co. Class B	388,212	18,856
*Toys R Us, Inc.	917,216	18,775
Darden Restaurants Inc.	671,028	18,614
International Flavors &
Fragrances, Inc.	401,966	17,220
The Stanley Works	350,848	17,188
*Monster Worldwide Inc.	507,833	17,084
Hasbro, Inc.	755,916	14,650
Circuit City Stores, Inc.	835,976	13,075
Sabre Holdings Corp.	579,197	12,835
*Allied Waste Industries, Inc.	1,357,609	12,599
OfficeMax, Inc.	398,712	12,512
Meredith Corp.	213,449	11,569
Reebok International Ltd.	248,676	10,942
Dillard's Inc.	351,391	9,442
*Convergys Corp.	604,665	9,064
Snap-On Inc.	245,596	8,439
Maytag Corp.	337,500	7,121
*Big Lots Inc.	482,869	5,857
Viacom Inc. Class A	36,030	1,336
*News Corp., Inc., Class B	4,500	86

	7,026,708

Consumer Staples (7.3%)
The Procter & Gamble Co.	10,876,552	599,080
Altria Group, Inc.	8,800,972	537,739
The Coca-Cola Co.	10,374,136	431,875
PepsiCo, Inc.	7,222,893	377,035
Anheuser-Busch Cos., Inc.	3,388,305	171,889
Walgreen Co.	4,382,855	168,170
Colgate-Palmolive Co.	2,274,513	116,364
Sysco Corp.	2,744,362	104,752
Sara Lee Corp.	3,366,757	81,274
Kellogg Co.	1,771,463	79,114
General Mills, Inc.	1,563,166	77,705
CVS Corp.	1,716,288	77,353
Wm. Wrigley Jr. Co.	962,944	66,626
ConAgra Foods, Inc.	2,206,633	64,985
Hershey Foods Corp.	1,052,797	58,472
H.J. Heinz Co.	1,494,451	58,269
*The Kroger Co.	3,162,112	55,463
Campbell Soup Co.	1,760,424	52,619

13

Institutional Index Fund	Shares	Market Value^ (000)

Reynolds American Inc.	631,311	$ 49,621
Coca-Cola Enterprises, Inc.	2,014,150	41,995
The Clorox Co.	652,452	38,449
*Safeway, Inc.	1,921,092	37,922
Albertson's, Inc.	1,580,019	37,731
UST, Inc.	709,492	34,134
The Pepsi Bottling Group, Inc.	1,073,986	29,041
Brown-Forman Corp. Class B	523,181	25,468
McCormick & Co., Inc.	583,333	22,517
SuperValu Inc.	572,976	19,779
Adolph Coors Co. Class B	159,851	12,096

		3,527,537

Financial Services (21.7%)
Citigroup, Inc.	22,251,293	1,072,067
Bank of America Corp.	17,318,356	813,790
American International
Group, Inc.	11,167,431	733,365
JPMorgan Chase & Co.	15,274,775	595,869
Wells Fargo & Co.	7,254,413	450,862
Wachovia Corp.	6,876,276	361,692
American Express Co.	5,382,302	303,400
Fannie Mae	4,150,467	295,555
Morgan Stanley	4,693,732	260,596
U.S. Bancorp	8,006,751	250,771
Merrill Lynch & Co., Inc.	3,994,145	238,730
Freddie Mac	2,957,051	217,935
The Goldman Sachs Group, Inc.	2,076,399	216,029
Washington Mutual, Inc.	3,744,332	158,310
MBNA Corp.	5,479,616	154,470
Allstate Corp.	2,942,986	152,211
First Data Corp.	3,559,001	151,400
Metropolitan Life Insurance Co.	3,192,497	129,328
Prudential Financial, Inc.	2,200,316	120,929
SunTrust Banks, Inc.	1,590,306	117,492
Fifth Third Bancorp	2,407,545	113,829
The Bank of New York Co., Inc.	3,332,312	111,366
Automatic Data Processing, Inc.	2,498,663	110,816
National City Corp.	2,906,176	109,127
St. Paul Travelers Cos., Inc.	2,871,551	106,448
Lehman Brothers Holdings, Inc.	1,155,723	101,103
BB&T Corp.	2,369,336	99,631
SLM Corp.	1,843,775	98,439
Countrywide Financial Corp.	2,489,816	92,148
Capital One Financial Corp.	1,041,200	87,679
The Hartford Financial Services
Group Inc.	1,259,952	87,327
AFLAC Inc.	2,170,619	86,477
Golden West Financial Corp.	1,313,649	80,684
Franklin Resources Corp.	1,069,924	74,520
Marsh & McLennan Cos., Inc.	2,260,639	74,375
Progressive Corp. of Ohio	858,936	72,872
Regions Financial Corp.	1,994,111	$ 70,970
State Street Corp.	1,430,519	70,267
PNC Financial Services Group	1,212,658	69,655
Charles Schwab Corp.	5,779,130	69,118
The Chubb Corp.	821,955	63,208
Simon Property Group, Inc.
REIT	949,024	61,373
KeyCorp	1,739,497	58,969
North Fork Bancorp, Inc.	2,013,471	58,089
Mellon Financial Corp.	1,811,960	56,370
Loews Corp.	793,590	55,789
Paychex, Inc.	1,618,011	55,142
Moody's Corp.	632,807	54,959
The Principal Financial
Group, Inc.	1,313,291	53,766
M & T Bank Corp.	496,882	53,584
ACE Ltd.	1,215,998	51,984
Equity Office Properties
Trust REIT	1,730,482	50,392
CIGNA Corp.	574,487	46,861
XL Capital Ltd. Class A	595,132	46,212
Northern Trust Corp.	938,020	45,569
Bear Stearns Co., Inc.	443,119	45,336
Comerica, Inc.	732,067	44,671
Equity Residential REIT	1,213,683	43,911
Marshall & Ilsley Corp.	956,202	42,264
CIT Group Inc.	902,192	41,338
AmSouth Bancorp	1,524,342	39,480
Ambac Financial Group, Inc.	466,512	38,315
MBIA, Inc.	604,134	38,230
Synovus Financial Corp.	1,329,282	37,991
*SunGard Data Systems, Inc.	1,240,233	35,136
Lincoln National Corp.	746,438	34,844
H & R Block, Inc.	707,266	34,656
T. Rowe Price Group Inc.	550,212	34,223
ProLogis REIT	789,574	34,212
*Fiserv, Inc.	839,777	33,751
Sovereign Bancorp, Inc.	1,482,205	33,424
Aon Corp.	1,358,800	32,421
Cincinnati Financial Corp.	721,658	31,941
Archstone-Smith Trust REIT	827,323	31,686
Jefferson-Pilot Corp.	586,256	30,462
Plum Creek Timber Co. Inc. REIT	788,308	30,303
MGIC Investment Corp.	415,664	28,643
SAFECO Corp.	544,772	28,459
Torchmark Corp.	461,356	26,362
Zions Bancorp	385,168	26,203
Compass Bancshares Inc.	524,618	25,533
Huntington Bancshares Inc.	985,627	24,424
*E*TRADE Financial Corp.	1,587,228	23,729
UnumProvident Corp.	1,264,483	22,685

14

	Shares	Market Value^ (000)

First Horizon National Corp.	525,440	$ 22,652
*Providian Financial Corp.	1,250,358	20,593
Janus Capital Group Inc.	1,007,663	16,939
Equifax, Inc.	575,990	16,185
Apartment Investment &
Management Co.
Class A REIT	404,624	15,594
Dow Jones & Co., Inc.	349,827	15,064
Federated Investors, Inc.	459,083	13,956
Ryder System, Inc.	274,346	13,106

	10,502,641

Health Care (12.3%)
Pfizer Inc.	32,289,691	868,270
Johnson & Johnson	12,724,396	806,981
*Amgen, Inc.	5,446,328	349,382
Abbott Laboratories	6,678,134	311,535
Merck & Co., Inc.	9,509,043	305,621
Eli Lilly & Co.	4,852,640	275,387
Medtronic, Inc.	5,183,201	257,450
UnitedHealth Group Inc.	2,802,887	246,738
Wyeth	5,721,320	243,671
Bristol-Myers Squibb Co.	8,343,364	213,757
*WellPoint Inc.	1,265,929	145,582
Schering-Plough Corp.	6,316,542	131,889
*Boston Scientific Corp.	3,621,941	128,760
Cardinal Health, Inc.	1,853,360	107,773
Guidant Corp.	1,366,478	98,523
*Biogen Idec Inc.	1,430,784	95,305
Baxter International, Inc.	2,644,335	91,335
*Zimmer Holdings, Inc.	1,052,298	84,310
Stryker Corp.	1,724,700	83,217
Aetna Inc.	633,419	79,019
*Caremark Rx, Inc.	1,950,203	76,897
HCA Inc.	1,807,163	72,214
*Forest Laboratories, Inc.	1,580,640	70,908
*Gilead Sciences, Inc.	1,857,522	64,995
*St. Jude Medical, Inc.	1,534,068	64,323
*Genzyme Corp.—
General Division	1,063,559	61,761
Becton, Dickinson & Co.	1,086,837	61,732
*Medco Health Solutions, Inc.	1,169,520	48,652
Biomet, Inc.	1,086,457	47,141
Allergan, Inc.	561,766	45,542
Quest Diagnostics, Inc.	434,435	41,510
McKesson Corp.	1,261,686	39,693
*Laboratory Corp. of
America Holdings	591,033	29,445
*MedImmune Inc.	1,068,179	28,958
C.R. Bard, Inc.	449,441	28,755
*Chiron Corp.	797,544	26,582
AmerisourceBergen Corp.	448,485	26,317
*Express Scripts Inc.	324,117	$ 24,776
Health Management
Associates Class A	1,038,163	23,587
IMS Health, Inc.	990,793	22,996
*Hospira, Inc.	665,894	22,307
*Tenet Healthcare Corp.	1,991,221	21,864
Mylan Laboratories, Inc.	1,148,090	20,298
*Humana Inc.	679,950	20,188
*Watson Pharmaceuticals, Inc.	466,995	15,322
Bausch & Lomb, Inc.	228,089	14,703
Manor Care, Inc.	369,443	13,089
*King Pharmaceuticals, Inc.	1,030,321	12,776
*Millipore Corp.	212,042	10,562

	5,982,398

Integrated Oils (4.9%)
ExxonMobil Corp.	27,659,885	1,417,846
ChevronTexaco Corp.	9,084,155	477,009
ConocoPhillips Co.	2,959,901	257,008
Occidental Petroleum Corp.	1,693,226	98,817
Marathon Oil Corp.	1,482,714	55,765
Unocal Corp.	1,129,505	48,840
Amerada Hess Corp.	393,579	32,423

	2,387,708

Other Energy (2.1%)
Schlumberger Ltd.	2,524,910	169,043
Devon Energy Corp.	2,085,061	81,151
Halliburton Co.	1,896,221	74,408
Burlington Resources, Inc.	1,679,679	73,066
Apache Corp.	1,400,653	70,831
Anadarko Petroleum Corp.	1,061,226	68,778
Baker Hughes, Inc.	1,439,489	61,423
*Transocean Inc.	1,375,659	58,314
Valero Energy Corp.	1,101,446	50,006
Williams Cos., Inc.	2,388,767	38,913
Kerr-McGee Corp.	651,208	37,633
XTO Energy, Inc.	1,057,944	37,430
EOG Resources, Inc.	509,080	36,328
*Nabors Industries, Inc.	641,951	32,926
BJ Services Co.	693,533	32,277
*Noble Corp.	581,418	28,920
El Paso Corp.	2,762,417	28,729
Sunoco, Inc.	312,008	25,494
*Rowan Cos., Inc.	456,665	11,828
*Calpine Corp.	2,278,060	8,976
*Dynegy, Inc.	1,622,910	7,498

	1,033,972

Materials & Processing (3.6%)
E.I. du Pont de Nemours & Co.	4,259,163	208,912
Dow Chemical Co.	4,043,843	200,211
Alcoa Inc.	3,733,620	117,310
International Paper Co.	2,087,382	87,670

15

Institutional Index Fund	Shares	Market Value^ (000)

Newmont Mining Corp.
(Holding Co.)	1,904,322	$ 84,571
Masco Corp.	1,922,103	70,214
Weyerhaeuser Co.	1,029,161	69,180
Monsanto Co.	1,134,452	63,019
Archer-Daniels-Midland Co.	2,808,316	62,654
Praxair, Inc.	1,393,369	61,517
Air Products & Chemicals, Inc.	972,431	56,372
PPG Industries, Inc.	737,728	50,284
Rohm & Haas Co.	965,070	42,685
Georgia Pacific Group	1,107,786	41,520
Phelps Dodge Corp.	409,865	40,544
Ecolab, Inc.	1,106,330	38,865
*American Standard Cos., Inc.	920,927	38,053
Nucor Corp.	683,022	35,749
MeadWestvaco Corp.	870,288	29,494
Freeport-McMoRan
Copper & Gold, Inc. Class B	766,704	29,311
Avery Dennison Corp.	474,421	28,451
Sherwin-Williams Co.	603,295	26,925
United States Steel Corp.	484,910	24,852
Vulcan Materials Co.	437,123	23,871
Ball Corp.	480,098	21,115
Fluor Corp.	357,422	19,483
Eastman Chemical Co.	332,654	19,204
*Sealed Air Corp.	356,666	19,000
Sigma-Aldrich Corp.	294,440	17,802
Ashland, Inc.	303,098	17,695
Temple-Inland Inc.	238,832	16,336
*Pactiv Corp.	634,516	16,047
Engelhard Corp.	522,572	16,027
Bemis Co., Inc.	456,191	13,271
Louisiana-Pacific Corp.	469,409	12,552
Allegheny Technologies Inc.	407,432	8,829
*Hercules, Inc.	476,146	7,071
Great Lakes Chemical Corp.	217,821	6,206

	1,742,872

Producer Durables (4.2%)
United Technologies Corp.	2,191,496	226,491
The Boeing Co.	3,600,657	186,406
Caterpillar, Inc.	1,463,585	142,714
Emerson Electric Co.	1,800,249	126,197
*Applied Materials, Inc.	7,283,817	124,553
Illinois Tool Works, Inc.	1,268,251	117,542
Lockheed Martin Corp.	1,898,867	105,482
Northrop Grumman Corp.	1,579,615	85,868
Deere & Co.	1,064,620	79,208
Danaher Corp.	1,323,994	76,010
*Xerox Corp.	4,091,287	69,593
Ingersoll-Rand Co.	738,966	59,339
*Agilent Technologies, Inc.	2,084,011	50,225
*Lexmark International, Inc.	552,427	$ 46,956
Pitney Bowes, Inc.	986,829	45,670
*KLA-Tencor Corp.	839,055	39,083
Parker Hannifin Corp.	512,919	38,848
Dover Corp.	873,082	36,617
Pulte Homes, Inc.	547,719	34,944
Centex Corp.	533,726	31,799
Rockwell Collins, Inc.	758,132	29,901
Cooper Industries, Inc. Class A	392,970	26,679
W.W. Grainger, Inc.	384,919	25,643
*Waters Corp.	516,875	24,185
Molex, Inc.	804,595	24,138
KB HOME	197,605	20,630
*Thermo Electron Corp.	682,389	20,601
American Power
Conversion Corp.	816,080	17,464
Novellus Systems, Inc.	596,362	16,633
Goodrich Corp.	507,201	16,555
Cummins Inc.	194,209	16,273
Pall Corp.	528,766	15,308
*Teradyne, Inc.	828,244	14,138
Tektronix, Inc.	384,881	11,627
*Andrew Corp.	685,873	9,348
*Power-One, Inc.	358,841	3,201

	2,015,869

Technology (14.3%)
Microsoft Corp.	46,612,024	1,245,007
International Business
Machines Corp.	7,137,699	703,634
Intel Corp.	27,110,947	634,125
*Cisco Systems, Inc.	28,233,535	544,907
*Dell Inc.	10,652,262	448,886
*Oracle Corp.	21,990,938	301,716
QUALCOMM Inc.	7,028,490	298,008
Hewlett-Packard Co.	12,949,641	271,554
Texas Instruments, Inc.	7,410,191	182,439
Motorola, Inc.	10,440,082	179,569
*EMC Corp.	10,276,932	152,818
*Apple Computer, Inc.	1,724,567	111,062
General Dynamics Corp.	859,248	89,877
Computer Associates
International, Inc.	2,512,449	78,037
*Sun Microsystems, Inc.	14,427,623	77,621
Raytheon Co.	1,939,409	75,307
*Lucent Technologies, Inc.	18,965,658	71,311
*Corning, Inc.	6,016,068	70,809
*Symantec Corp.	2,720,971	70,092
Adobe Systems, Inc.	1,023,890	64,239
Analog Devices, Inc.	1,612,723	59,542
Maxim Integrated
Products, Inc.	1,391,445	58,983

16

	Shares	Market Value^ (000)

*Veritas Software Corp.	1,806,107	$ 51,564
*Network Appliance, Inc.	1,539,694	51,149
Linear Technology Corp.	1,317,709	51,074
Electronic Data Systems Corp.	2,198,506	50,785
*Computer Sciences Corp.	812,374	45,794
*Broadcom Corp.	1,412,407	45,592
Xilinx, Inc.	1,495,056	44,328
Rockwell Automation, Inc.	790,698	39,179
Autodesk, Inc.	985,274	37,391
*Advanced Micro Devices, Inc.	1,649,599	36,324
L-3 Communications
Holdings, Inc.	494,438	36,213
*Intuit, Inc.	804,704	35,415
*Avaya Inc.	1,965,601	33,808
*Affiliated Computer
Services, Inc. Class A	551,919	33,220
*Altera Corp.	1,598,589	33,091
*Micron Technology, Inc.	2,629,594	32,475
National Semiconductor Corp.	1,538,188	27,610
*NCR Corp.	398,183	27,566
*Freescale Semiconductor, Inc.	1,353,382	24,848
*Siebel Systems, Inc.	2,167,303	22,757
*Solectron Corp.	4,140,554	22,069
*Jabil Circuit, Inc.	859,458	21,985
Scientific-Atlanta, Inc.	654,404	21,602
*Comverse Technology, Inc.	842,994	20,611
*JDS Uniphase Corp.	6,179,915	19,590
*Sanmina-SCI Corp.	2,222,824	18,827
*Citrix Systems, Inc.	725,136	17,788
Symbol Technologies, Inc.	1,026,323	17,755
*BMC Software, Inc.	947,517	17,624
Applera Corp.-Applied
Biosystems Group	838,386	17,531
*Tellabs, Inc.	1,968,640	16,911
*NVIDIA Corp.	709,207	16,709
*Mercury Interactive Corp.	360,008	16,398
*Unisys Corp.	1,438,832	14,647
*QLogic Corp.	394,702	14,497
PerkinElmer, Inc.	546,415	12,289
*Novell, Inc.	1,603,790	10,826
*Compuware Corp.	1,650,953	10,682
*Gateway, Inc.	1,593,366	9,576
*ADC Telecommunications, Inc.	3,450,393	9,247
*LSI Logic Corp.	1,645,628	9,018
*PMC Sierra Inc.	760,081	8,551
*CIENA Corp.	2,433,838	8,129
*Parametric Technology Corp.	1,150,867	6,779
*Freescale Semiconductor Inc.	320,600	5,713
*Applied Micro Circuits Corp.	1,318,250	5,550

	6,920,630

Utilities (6.9%)
Verizon Communications Inc.	11,872,641	$ 480,961
SBC Communications Inc.	14,216,172	366,351
*Comcast Corp. Class A	8,578,843	285,504
BellSouth Corp.	7,855,121	218,294
Sprint Corp.	6,308,497	156,766
*Nextel Communications, Inc.	4,766,148	142,984
Exelon Corp.	2,841,672	125,232
Southern Co.	3,172,743	106,350
Duke Energy Corp.	4,103,462	103,941
Dominion Resources, Inc.	1,421,776	96,311
ALLTEL Corp.	1,303,144	76,573
TXU Corp.	1,030,667	66,540
AT&T Corp.	3,414,767	65,085
Entergy Corp.	959,148	64,829
FPL Group, Inc.	796,338	59,526
American Electric
Power Co., Inc.	1,692,877	58,133
*PG&E Corp.	1,724,579	57,394
FirstEnergy Corp.	1,411,068	55,751
Public Service Enterprise
Group, Inc.	1,017,004	52,650
Progress Energy, Inc.	1,057,115	47,824
Consolidated Edison Inc.	1,038,781	45,447
Edison International	1,398,419	44,791
PPL Corp.	811,484	43,236
Ameren Corp.	836,211	41,928
Kinder Morgan, Inc.	531,795	38,890
*AES Corp.	2,785,254	38,074
Sempra Energy	1,001,994	36,753
*Qwest Communications
International Inc.	7,796,367	34,616
Constellation Energy
Group, Inc.	755,129	33,007
Cinergy Corp.	778,295	32,400
DTE Energy Co.	746,985	32,217
Xcel Energy, Inc.	1,719,112	31,288
*Comcast Corp. Special Class A	940,053	30,871
KeySpan Corp.	689,799	27,213
NiSource, Inc.	1,161,463	26,458
CenturyTel, Inc.	574,305	20,371
Citizens Communications Co.	1,435,422	19,794
Pinnacle West Capital Corp.	390,164	17,327
CenterPoint Energy Inc.	1,314,599	14,855
TECO Energy, Inc.	851,602	13,064
*Allegheny Energy, Inc.	586,251	11,555
*CMS Energy Corp.	830,468	8,678
Peoples Energy Corp.	160,566	7,057
NICOR Inc.	188,082	6,948

		3,343,837

17

Institutional Index Fund	Shares	Market Value^ (000)

Other (5.4%)
General Electric Co.	45,327,659	$ 1,654,460
Tyco International Ltd.	8,625,774	308,285
3M Co.	3,338,449	273,987
Honeywell International Inc.	3,689,292	130,638
Johnson Controls, Inc.	816,856	51,821
Fortune Brands, Inc.	616,870	47,610
Eaton Corp.	651,984	47,178
Textron, Inc.	590,308	43,565
ITT Industries, Inc.	396,405	33,476
Brunswick Corp.	410,367	20,313

		2,611,333

TOTAL COMMON STOCKS
(Cost $41,608,478)		48,391,667

TEMPORARY CASH INVESTMENTS (0.5%)(1)

Money Market Fund (0.5%)
Vanguard Market Liquidity
Fund, 2.26%**	128,075,645	128,076
Vanguard Market Liquidity
Fund, 2.26%**—Note E	106,366,500	106,367
		234,443

	Face
	Amount
	(000)

U.S. Government Obligation
U.S. Treasury Bill
(2) 1.72%, 1/27/2005	$ 15,000	14,982

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $249,425)		249,425

TOTAL INVESTMENTS (100.3%)
(Cost $41,857,903)		48,641,092

OTHER ASSETS AND LIABILITIES (-0.3%)

Other Assets		363,007
Liabilities—Note E		(520,830)

		(157,823)

NET ASSETS (100%)		$ 48,483,269

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and
(2)	Security segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Amount
(000)

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$43,531,184
Undistributed Net Investment Income	7,906
Accumulated Net Realized Losses	(1,840,992)
Unrealized Appreciation
Investment Securities	6,783,189
Futures Contracts	1,982

NET ASSETS	$48,483,269

Institutional Shares—Net Assets
Applicable to 316,064,457 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$34,989,858

NET ASSET VALUE PER SHARE—
INSTITUTIONAL SHARES	$110.70

Institutional Plus Shares—Net Assets
Applicable to 121,884,032 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$13,493,411

NET ASSET VALUE PER SHARE—
INSTITUTIONAL PLUS SHARES	$110.71

See Note C in Notes to Financial Statements for the tax-basis components of net assets

18

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Institutional Index Fund Year Ended December 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$870,857
Interest	2,280
Security Lending	289

Total Income	873,426

Expenses
The Vanguard Group—Note B
Management and Administrative
Institutional Shares	15,655
Institutional Plus Shares	2,842

Total Expenses	18,497

NET INVESTMENT INCOME	854,929

REALIZED NET GAIN (LOSS)
Investment Securities Sold	147,811
Futures Contracts	21,591

REALIZED NET GAIN (LOSS)	169,402

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	3,568,377
Futures Contracts	(4,501)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	3,563,876

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,588,207

19

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Institutional Index Fund
	Year Ended December 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$854,929	$581,883
Realized Net Gain (Loss)	169,402	1,488,925
Change in Unrealized Appreciation (Depreciation)	3,563,876	6,564,004

Net Increase (Decrease) in Net Assets Resulting from Operations	4,588,207	8,634,812

Distributions
Net Investment Income
Institutional Shares	(614,763)	(422,249)
Institutional Plus Shares	(237,168)	(157,952)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—

Total Distributions	(851,931)	(580,201)

Capital Share Transactions—Note F
Institutional Shares	2,803,963	3,213,652
Institutional Plus Shares	3,680,092	(2,408,925)

Net Increase (Decrease) from Capital Share Transactions	6,484,055	804,727

Total Increase (Decrease)	10,220,331	8,859,338

Net Assets
Beginning of Period	38,262,938	29,403,600

End of Period	$48,483,269	$38,262,938

20

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Institutional Index Fund Institutional Shares
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$101.78	$80.45	$104.89	$120.72	$134.02

Investment Operations
Net Investment Income	2.03**	1.54	1.42	1.374	1.403
Net Realized and Unrealized Gain (Loss) on Investments	8.91	21.32	(24.45)	(15.829)	(13.303)

Total from Investment Operations	10.94	22.86	(23.03)	(14.455)	(11.900)

Distributions
Dividends from Net Investment Income	(2.02)	(1.53)	(1.41)	(1.375)	(1.400)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(2.02)	(1.53)	(1.41)	(1.375)	(1.400)

Net Asset Value, End of Period	$110.70	$101.78	$80.45	$104.89	$120.72

Total Return	10.86%	28.66%	-22.03%	-11.93%	-8.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,990	$29,458	$20,361	$24,165	$26,406
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.00%**	1.74%	1.57%	1.27%	1.10%
Portfolio Turnover Rate*	5%	4%	8%	5%	7%

*	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares.
**	Net investment income per share and the ratio of net investment income to average net assets include $.32 and 0.32%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

21

FINANCIAL HIGHLIGHTS (CONTINUED)

Institutional Index Fund Institutional Plus Shares

	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$101.78	$80.45	$104.89	$120.72	$134.02

Investment Operations
Net Investment Income	2.051**	1.562	1.438	1.405	1.449
Net Realized and Unrealized Gain (Loss) on Investments	8.925	21.320	(24.446)	(15.829)	(13.302)

Total from Investment Operations	10.976	22.882	(23.008)	(14.424)	(11.853)

Distributions
Dividends from Net Investment Income	(2.046)	(1.552)	(1.432)	(1.406)	(1.447)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(2.046)	(1.552)	(1.432)	(1.406)	(1.447)

Net Asset Value, End of Period	$110.71	$101.78	$80.45	$104.89	$120.72

Total Return	10.90%	28.69%	-22.01%	-11.90%	-8.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,493	$8,805	$9,042	$11,349	$10,765
Ratio of Total Expenses to Average Net Assets	0.025%	0.025%	0.025%	0.025%	0.025%
Ratio of Net Investment Income to Average Net Assets	2.02%**	1.76%	1.59%	1.31%	1.14%
Portfolio Turnover Rate*	5%	4%	8%	5%	7%

*	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
**	Net investment income per share and the ratio of net investment income to average net assets include $.316 and 0.32%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $10 million and $200 million, respectively.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund’s trustees and officers are also directors and officers of Vanguard.

C.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2004, the fund realized $190,870,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2004, the fund had $6,261,000 of ordinary income available for distribution. The fund had available realized losses of $1,838,574,000 to offset future net capital gains of $32,279,000 through December 31, 2008, $385,639,000 through December 31, 2009, $1,269,960,000 through December 31, 2010, $98,197,000 through December 31, 2011, and $52,499,000 through December 31, 2013.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $6,783,189,000, consisting of unrealized gains of $10,796,622,000 on securities that had risen in value since their purchase and $4,013,433,000 in unrealized losses on securities that had fallen in value since their purchase.

24

At December 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	414	$125,618	$1,982

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D.      During the year ended December 31, 2004, the fund purchased $9,204,369,000 of investment securities and sold $2,584,034,000 of investment securities, other than temporary cash investments.

E.      The market value of securities on loan to broker/dealers at December 31, 2004, was $99,951,000, for which the fund held cash collateral of $106,367,000.

F.         Capital share transactions for each class of shares were:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Institutional Shares
Issued	$9,137,149	87,645	$7,987,042	90,051
Issued in Lieu of Cash Distributions	551,014	5,228	380,701	4,185
Redeemed	(6,884,200)	(66,238)	(5,154,091)	(57,889)

Net Increase (Decrease)—Institutional Shares	2,803,963	26,635	3,213,652	36,347

Institutional Plus Shares
Issued	4,798,453	46,237	1,660,391	18,568
Issued in Lieu of Cash Distributions	218,604	2,076	149,700	1,662
Redeemed	(1,336,965)	(12,943)	(4,219,016)	(46,105)

Net Increase (Decrease)—Institutional Plus Shares	3,680,092	35,370	(2,408,925)	(25,875)

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Institutional Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (the “Fund”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD INSTITUTIONAL INDEX FUND

This information for the fiscal year ended December 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $851,931,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

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27

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P® and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospec tive investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1-800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

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Account Services
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Services
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Text Telephone
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© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q940 022005

Vanguard® Institutional
Total Bond Market Index Fund

December 31, 2004

CONTENTS

1 LETTER FROM THE CHAIRMAN
5 FUND PROFILE
6 GLOSSARY OF INVESTMENT TERMS
7 PERFORMANCE SUMMARY
8 ABOUT YOUR FUND'S EXPENSES
10 FINANCIAL STATEMENTS
42 ADVANTAGES OF VANGUARD.COM

SUMMARY

•The return of the Vanguard Institutional Total Bond Market Index Fund was in line with that of its benchmark.
•As a whole, portfolio performance was a study in tranquility. Among portfolio components, however, the dynamism was striking.
•Corporate bonds outpaced their government counterparts.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•Put your interests first at all times.
•Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•Communicate candidly not only about the rewards of investing but also about the risks and costs.
•Maintain highly effective controls to safeguard your assets and protect your confidential information.
•Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During 2004, Vanguard Institutional Total Bond Market Index Fund captured the return of the Lehman Brothers Aggregate Bond Index, outperforming the benchmark by a modest amount.

Bond prices and interest rates were volatile during the year. Short-term rates rose sharply, intermediate rates finished mostly unchanged, and long-term rates declined slightly. The Institutional Total Bond Market Index Fund started the year with a yield of 3.90% and finished with a yield of 4.10%. The fund’s total return of 4.36% consisted almost entirely of interest income.

Starting and ending net asset values, as well as the fund’s distributions, are shown in the table on page 4.

2004 Total Returns	Year Ended December 31
Vanguard Institutional Total Bond

Market Index Fund	4.4%
Lehman Aggregate Bond Index	4.3
Average Intermediate
Investment Grade Debt Fund*	3.9

*Derived from data provided by Lipper Inc.

YIELDS ROSE FOR SHORT-TERM BONDS, FELL FOR LONG-TERM ISSUES

At the beginning of 2004, bond investors expected the year to bring higher interest rates across the maturity spectrum. Their expectations were based on increasingly strong economic reports, rising corporate profits, and a belief that the Federal Reserve Board would soon raise the target for short-term interest rates to keep inflation at bay. The actual result, however, was quite different at the short and long ends of the maturity range.

Yields of longer-maturity bonds closed the year slightly below their starting points. A series of disappointments in the labor market, record prices for crude oil, and continuing geopolitical turmoil kept bond market volatility high. At year-end, the 10-year U.S. Treasury note yielded 4.22%, 3 basis points (0.03 percentage point) below its 4.25%

1

yield at the start of the period. Overall, the taxable investment-grade bond market, as measured by the Lehman Aggregate Bond Index, returned 4.3%. Across the maturity spectrum, corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 11.1%.

Yields of shorter-maturity securities, which are generally more closely tied to the Fed’s interest rate moves, rose significantly. As anticipated, the Fed began to tighten its monetary policy to avert any significant surge in inflation. Beginning in June, the Fed raised its target for the federal funds rate from 1.00%, a historical low, to 2.25% through five separate quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, more than doubled during the 12 months, from 0.92% to 2.21%.

Market Barometer	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Three Years	Five Years

Bonds
Lehman Aggregate Bond Index	4.3%	6.2%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	4.5	6.4	7.2
Citigroup 3-Month Treasury	1.2dex	1.3	2.8

Stocks
Russell 1000 Index (Large-caps)	11.4%	4.3%	-1.8%
Russell 2000 Index (Small-caps)	18.3	11.5	6.6
Dow Jones Wilshire 5000 Ind	12.6	5.5	-1.4
(Entire market)
MSCI All Country World Inde
ex USA (International)	21.4	13.6	0.0

CPI
Consumer Price Index	3.3%	2.5%	2.5%

THE STOCK MARKET ENJOYED SOLID GAINS

The U.S. stock market rallied following the presidential election in November to post a second consecutive year of solid returns. The gains in the final two months of 2004 capped a year that began with solid advances in stock indexes but was marked in the middle months by investors’ uncertainty about the sustainability of economic growth. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the 12 months with a return of 12.6%.

Gains came in many sectors of the market. The strongest performers were energy-related stocks, which were buoyed by higher prices and increased demand for oil. Generally, small-capitalization stocks outpaced large-caps, and value stocks—those with prices considered low relative to company earnings, book value, and other measures—outpaced their growth counterparts.

2

International stocks, particularly those in emerging markets, posted outstanding returns compared with U.S. stocks. The strong gains abroad were enhanced for investors in the United States by the weakening of the U.S. dollar against most other major currencies. (A weaker dollar means that returns in other currencies translate into more dollars for U.S.-based investors.)

Total Returns		April 26, 2002,* through December 31, 2004
	Average Annual Return	Final Value of a $100,000,000 Initial Investment

Institutional Total Bond
Market Index Fund	5.9%	$116,548,445
Lehman Aggregate Bond Index	6.1	117,252,622
Average Intermediate
Investment Grade Debt Fund	5.5	115,541,051

*Inception date

TRANQUILITY AND UPHEAVAL

On the surface, 2004 was a picture of tranquility for Vanguard Institutional Total Bond Market Index Fund. Yields were steady, prices didn’t move a great deal, and the fund produced modest returns from the coupons on its bonds. Beneath the placid surface, however, was a dramatic narrowing in the previously large gap between short- and long-term interest rates. Short rates rose sharply as the Fed boosted its target rate. At the start of the year, the 3-year U.S. Treasury note offered a yield of 2.30%. By year-end, it yielded 3.22%. At the other end of the maturity spectrum, by contrast, rates fell modestly. During 2004, the yield of the 30-year U.S. Treasury bond declined by 24 basis points to 4.83%. At the portfolio level, these countervailing interest-rate changes produced a total return of 4.4%, almost all of it from interest income.

The fund succeeded in matching the return of the Lehman Aggregate Bond Index, a theoretical construct that incurs no costs. (In fact, the fund returned 2 basis points more than the benchmark.) Minimal “tracking error” is the measure of success in indexing, and the fund’s benchmark-matching result is a tribute to the trading and portfolio-construction talents of Vanguard Fixed Income Group, the fund’s advisor. The fund’s exceptionally modest costs are, obviously, also critical to its ability to capture the index return.

SHORT HISTORY, PROMISING START

Although the fund has been operating for only about two and a half years, its performance during that time reflects the same strengths demonstrated

3

during the past 12 months. It has captured the returns of a generally strong bond market, remaining very close to the index return.

A SENSIBLE RESPONSE TO UNCERTAINTY

As 2004 began, many market observers were expecting a sharp rise in interest rates and advising fixed income investors to respond defensively. The pundits were half right—short rates rose—but their recommendation that investors reduce their portfolios’ interest rate sensitivity turned out to be counterproductive. Vanguard’s institutional clients have no doubt seen similar disjunctions between expectation and reality in just about every segment of the financial markets. When the future is unknown, investing at least some of your institution’s assets in a broad-market index fund, simply seeking to capture market returns, can produce important benefits: minimal risk of underperformance and a high degree of certainty about the relative returns your institution can expect to earn on its investment.

We thank you for investing with Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JANUARY 24, 2005

Your Fund's Performance at a Glance		December 31, 2003-December 31, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Institutional Total Bond
Market Index Fund	$51.80	$51.79	$2.193	$0.027

4

As of 12/31/2004      FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 6.

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

Financial Attributes
	Fund	Target Index*

Number of Issues	1,291	5,836
Yield	4.1%	--
Yield to Maturity	4.4%**	4.4%
Average Coupon	5.6%	5.4%
Average Effective Maturity	7.1 years	7.1 years
Average Quality+	Aa1	Aa1
Average Duration	4.3 years	4.3 years
Expense Ratio	0.05%	--
Short-Term Reserves	0%	--

Distribution by Maturity (% of portfolio)

Under 1 Year	2%
1-5 Years	40
5-10 Years	44
10-20 Years	8
20-30 Years	6

Total	100%

Sector Diversification (% of portfolio)++

Asset-Backed/Commercial Mortgage-Backed	4%
Finance	9
Foreign	4
Government Mortgage-Backed	35
Industrial	12
Treasury/Agency	34
Utilities	2

Total	100%

Distribution by Credit Quality+ (% of portfolio)

Aaa	77%
Aa	3
A	10
Baa	10

Total	100%

Investment Focus

 *Lehman Aggregate Bond Index.
**Before expenses.
 † Source: Moody’s Investors Service.
†† The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S government.

Visit our website at Vanguard.com®
for regularly updated fund information.

5

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

6

As of 12/31/2004      PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

Cumulative Performance April 26, 2002–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Since Inception*	Final Value of a $100,000,000 Investment

Institutional Total Bond Market Index Fund	4.36%	5.88%	$116,548,445
Lehman Aggregate Bond Index	4.34	6.11	117,252,622
Average Intermediate Investment Grade Debt Fund**	3.85	5.53	115,541,051

Fiscal-Year Total Returns (%) April 26, 2002-December 31, 2004

	Institutional Total Bond Market Index Fund					Institutional Total Bond Market Index Fund
Fiscal Year	Capital Return	Income Return	Total Return	Lehman+ Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Lehman+ Total Return

2002	3.8%	3.5%	7.3%	7.9%	2004	0.0%	4.4%	4.4%	4.3%
2003	0.2	3.9	4.1	4.1

* April 26, 2002.
** Derived from data provided by Lipper Inc. † Lehman Aggregate Bond Index.
Note: See Financial Highlights table on page 37 for dividend and capital gains information.

7

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
Institutional Total Bond Market Index Fund	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*

Based on Actual
Fund Return	$1,000.00	$1,042.10	$0.26

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,024.89	$0.25

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.05%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s appear in shareholder reports of other funds.

8

Note that the expenses shown in the table on page 8 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

9

As of 12/31/2004      FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S GOVERNMENT AND AGENCY OBLIGATIONS (67.1%)

U.S. Government Securities (23.8%)
U.S. Treasury Bond	12.00%	8/15/2013	$2,500	$3,225
U.S. Treasury Bond	13.25%	5/15/2014	750	1,044
U.S. Treasury Bond	11.25%	2/15/2015	2,725	4,285
U.S. Treasury Bond	9.875%	11/15/2015	2,250	3,324
U.S. Treasury Bond	9.25%	2/15/2016	2,200	3,141
U.S. Treasury Bond	7.50%	11/15/2016	225	288
U.S. Treasury Bond	8.75%	5/15/2017	875	1,226
U.S. Treasury Bond	8.875%	8/15/2017	8,515	12,066
U.S. Treasury Bond	9.125%	5/15/2018	5,475	7,964
U.S. Treasury Bond	9.00%	11/15/2018	2,000	2,898
U.S. Treasury Bond	8.875%	2/15/2019	9,950	14,317
U.S. Treasury Bond	8.125%	8/15/2019	1,455	1,987
U.S. Treasury Bond	8.50%	2/15/2020	750	1,058
U.S. Treasury Bond	8.75%	5/15/2020	540	779
U.S. Treasury Bond	8.75%	8/15/2020	275	397
U.S. Treasury Bond	7.875%	2/15/2021	990	1,338
U.S. Treasury Bond	8.125%	8/15/2021	2,350	3,253

10

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. Treasury Bond	8.00%	11/15/2021	$1,705	2,340
U.S. Treasury Bond	7.25%	8/15/2022	3,300	4,253
U.S. Treasury Bond	7.625%	11/15/2022	5,595	7,476
U.S. Treasury Bond	6.25%	8/15/2023	25	29
U.S. Treasury Bond	6.875%	8/15/2025	1,500	1,890
U.S. Treasury Bond	6.75%	8/15/2026	725	904
U.S. Treasury Bond	6.50%	11/15/2026	50	61
U.S. Treasury Bond	6.625%	2/15/2027	30	37
U.S. Treasury Bond	6.375%	8/15/2027	6,050	7,265
U.S. Treasury Bond	5.50%	8/15/2028	4,725	5,111
U.S. Treasury Bond	5.25%	11/15/2028	325	341
U.S. Treasury Bond	6.125%	8/15/2029	1,000	1,174
U.S. Treasury Bond	6.25%	5/15/2030	250	299
U.S. Treasury Note	1.875%	12/31/2005	2,825	2,800
U.S. Treasury Note	1.875%	1/31/2006	7,000	6,932
U.S. Treasury Note	1.625%	2/28/2006	4,375	4,315
U.S. Treasury Note	2.25%	4/30/2006	12,600	12,494
U.S. Treasury Note	2.50%	5/31/2006	13,225	13,151
U.S. Treasury Note	2.75%	6/30/2006	4,550	4,539
U.S. Treasury Note	7.00%	7/15/2006	12,515	13,282
U.S. Treasury Note	2.50%	9/30/2006	5,850	5,799
U.S. Treasury Note	6.50%	10/15/2006	10,450	11,077
U.S. Treasury Note	3.125%	5/15/2007	2,950	2,949
U.S. Treasury Note	4.375%	5/15/2007	300	308
U.S. Treasury Note	6.625%	5/15/2007	12,125	13,087
U.S. Treasury Note	2.75%	8/15/2007	3,725	3,684
U.S. Treasury Note	6.125%	8/15/2007	4,675	5,018
U.S. Treasury Note	3.00%	11/15/2007	2,400	2,385
U.S. Treasury Note	5.625%	5/15/2008	9,805	10,521
U.S. Treasury Note	3.125%	10/15/2008	4,450	4,402
U.S. Treasury Note	4.75%	11/15/2008	3,650	3,824
U.S. Treasury Note	3.375%	12/15/2008	475	474
U.S. Treasury Note	3.25%	1/15/2009	13,175	13,062
U.S. Treasury Note	2.625%	3/15/2009	9,550	9,231
U.S. Treasury Note	3.125%	4/15/2009	2,825	2,783
U.S. Treasury Note	3.875%	5/15/2009	1,950	1,979
U.S. Treasury Note	6.00%	8/15/2009	825	910
U.S. Treasury Note	6.50%	2/15/2010	900	1,019
U.S. Treasury Note	5.75%	8/15/2010	200	220
U.S. Treasury Note	5.00%	8/15/2011	25	27
U.S. Treasury Note	4.375%	8/15/2012	18,165	18,608
U.S. Treasury Note	4.25%	8/15/2013	14,350	14,460
U.S. Treasury Note	4.25%	11/15/2013	1,275	1,283

				278,393

Agency Bonds and Notes (10.1%)
Federal Farm Credit Bank*	3.25%	6/15/2007	1,625	1,620
Federal Farm Credit Bank*	3.00%	12/17/2007	625	616
Federal Farm Credit Bank*	3.375%	7/15/2008	350	348
Federal Home Loan Bank*	2.50%	12/15/2005	2,000	1,992
Federal Home Loan Bank*	5.125%	3/6/2006	2,650	2,711
Federal Home Loan Bank*	2.50%	3/15/2006	1,150	1,142
Federal Home Loan Bank*	2.25%	5/15/2006	1,000	988

11

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Federal Home Loan Bank*	3.50%	8/15/2006	$1,500	1,507
Federal Home Loan Bank*	4.875%	11/15/2006	1,400	1,440
Federal Home Loan Bank*	6.50%	8/15/2007	2,450	2,635
Federal Home Loan Bank*	5.865%	9/2/2008	1,550	1,663
Federal Home Loan Bank*	3.625%	11/14/2008	750	747
Federal Home Loan Bank*	6.50%	11/13/2009	1,300	1,444
Federal Home Loan Bank*	7.625%	5/14/2010	4,350	5,092
Federal Home Loan Bank*	5.75%	5/15/2012	800	868
Federal Home Loan Bank*	5.25%	6/18/2014	2,000	2,100
Federal Home Loan Mortgage Corp.*	2.125%	11/15/2005	2,250	2,235
Federal Home Loan Mortgage Corp.*	5.25%	1/15/2006	1,650	1,687
Federal Home Loan Mortgage Corp.*	2.375%	4/15/2006	1,250	1,239
Federal Home Loan Mortgage Corp.*	5.50%	7/15/2006	3,050	3,155
Federal Home Loan Mortgage Corp.*	2.875%	12/15/2006	2,750	2,728
Federal Home Loan Mortgage Corp.*	4.875%	3/15/2007	1,500	1,548
Federal Home Loan Mortgage Corp.*	5.75%	4/15/2008	2,725	2,905
Federal Home Loan Mortgage Corp.*	5.25%	1/15/2009	1,500	1,582
Federal Home Loan Mortgage Corp.*	5.75%	3/15/2009	2,000	2,149
Federal Home Loan Mortgage Corp.*	6.625%	9/15/2009	2,100	2,343
Federal Home Loan Mortgage Corp.*	7.00%	3/15/2010	2,500	2,842
Federal Home Loan Mortgage Corp.*	6.875%	9/15/2010	3,400	3,874
Federal Home Loan Mortgage Corp.*	5.875%	3/21/2011	750	808
Federal Home Loan Mortgage Corp.*	6.00%	6/15/2011	1,500	1,649
Federal Home Loan Mortgage Corp.*	5.50%	9/15/2011	1,100	1,180
Federal Home Loan Mortgage Corp.*	5.75%	1/15/2012	2,550	2,770
Federal Home Loan Mortgage Corp.*	5.125%	7/15/2012	2,000	2,094
Federal Home Loan Mortgage Corp.*	4.50%	1/15/2013	1,250	1,255
Federal Home Loan Mortgage Corp.*	4.00%	6/12/2013	850	801
Federal Home Loan Mortgage Corp.*	4.50%	7/15/2013	500	501
Federal Home Loan Mortgage Corp.*	6.75%	3/15/2031	889	1,078
Federal Home Loan Mortgage Corp.*	6.25%	7/15/2032	132	151
Federal National Mortgage Assn.*	5.50%	2/15/2006	1,500	1,540
Federal National Mortgage Assn.*	2.25%	5/15/2006	3,000	2,964
Federal National Mortgage Assn.*	5.25%	6/15/2006	1,750	1,801
Federal National Mortgage Assn.*	3.125%	7/15/2006	1,500	1,499
Federal National Mortgage Assn.*	2.625%	11/15/2006	3,500	3,459
Federal National Mortgage Assn.*	5.00%	1/15/2007	1,750	1,807
Federal National Mortgage Assn.*	7.125%	3/15/2007	1,500	1,619
Federal National Mortgage Assn.*	5.25%	4/15/2007	1,750	1,822
Federal National Mortgage Assn.*	6.625%	10/15/2007	3,560	3,855
Federal National Mortgage Assn.*	5.75%	2/15/2008	1,850	1,968
Federal National Mortgage Assn.*	6.00%	5/15/2008	1,000	1,075
Federal National Mortgage Assn.*	6.375%	6/15/2009	600	661
Federal National Mortgage Assn.*	6.625%	9/15/2009	5,015	5,595
Federal National Mortgage Assn.*	7.25%	1/15/2010	2,830	3,249
Federal National Mortgage Assn.*	6.625%	11/15/2010	500	564
Federal National Mortgage Assn.*	6.25%	2/1/2011	225	246
Federal National Mortgage Assn.*	6.00%	5/15/2011	1,000	1,099
Federal National Mortgage Assn.*	5.375%	11/15/2011	2,500	2,662
Federal National Mortgage Assn.*	6.125%	3/15/2012	2,600	2,887
Federal National Mortgage Assn.*	4.625%	5/1/2013	1,150	1,137
Federal National Mortgage Assn.*	4.625%	10/15/2013	1,000	1,008

12

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Federal National Mortgage Assn.*	5.125%	1/2/2014	$300	$304
Federal National Mortgage Assn.*	7.125%	1/15/2030	1,350	1,697
Federal National Mortgage Assn.*	7.25%	5/15/2030	800	1,019
Federal National Mortgage Assn.*	6.625%	11/15/2030	800	950
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.20%	1/15/2010	1,325	1,518
State of Israel (U.S. Government Guaranteed)	5.50%	9/18/2023	250	263
State of Israel (U.S. Government Guaranteed)	5.50%	12/4/2023	200	210
State of Israel (U.S. Government Guaranteed)	5.50%	4/26/2024	125	131
Tennessee Valley Auth.*	5.375%	11/13/2008	325	344
Tennessee Valley Auth.*	7.125%	5/1/2030	1,650	2,076

				118,516

Mortgage-Backed Securities (33.2%)
Federal Home Loan Mortgage Corp.*	4.00%	7/1/2008-12/1/2019 (1)	8,606	8,478
Federal Home Loan Mortgage Corp.*	4.50%	3/1/2008-4/1/2034 (1)	23,843	23,822
Federal Home Loan Mortgage Corp.*	5.00%	6/1/2007-12/1/2034 (1)	46,507	46,735
Federal Home Loan Mortgage Corp.*	5.50%	12/1/2005-11/1/2035 (1)	35,062	35,792
Federal Home Loan Mortgage Corp.*	6.00%	1/1/2006-10/1/2034 (1)	16,105	16,725
Federal Home Loan Mortgage Corp.*	6.50%	2/1/2005-9/1/2034 (1)	13,450	14,157
Federal Home Loan Mortgage Corp.*	7.00%	2/1/2011-6/1/2032 (1)	4,319	4,588
Federal Home Loan Mortgage Corp.*	7.50%	10/1/2012-2/1/2032 (1)	1,306	1,393
Federal Home Loan Mortgage Corp.*	8.00%	6/1/2012-11/1/2031 (1)	764	823
Federal Home Loan Mortgage Corp.*	8.50%	6/1/2025-5/1/2030 (1)	332	360
Federal Home Loan Mortgage Corp.*	9.00%	2/1/2025-9/1/2030 (1)	28	31
Federal Home Loan Mortgage Corp.*	9.50%	2/1/2025 (1)	5	5
Federal National Mortgage Assn.*	4.00%	9/1/2010-1/1/2018 (1)	4,421	4,357
Federal National Mortgage Assn.*	4.50%	3/1/2018-6/1/2034 (1)	23,859	23,614
Federal National Mortgage Assn.*	5.00%	9/1/2009-6/1/2034 (1)	47,301	47,345
Federal National Mortgage Assn.*	5.50%	5/1/2009-9/1/2034 (1)	61,623	62,790
Federal National Mortgage Assn.*	6.00%	11/1/2008-8/1/2034 (1)	25,908	26,890
Federal National Mortgage Assn.*	6.50%	1/1/2012-3/1/2033 (1)	11,796	12,398
Federal National Mortgage Assn.*	7.00%	7/1/2014-7/1/2034 (1)	4,941	5,241
Federal National Mortgage Assn.*	7.50%	11/1/2011-10/1/2031 (1)	1,605	1,717
Federal National Mortgage Assn.*	8.00%	12/1/2029-6/1/2031 (1)	393	426
Federal National Mortgage Assn.*	8.50%	4/1/2030-4/1/2031 (1)	174	187
Federal National Mortgage Assn.*	9.00%	8/1/2030 (1)	10	11
Federal National Mortgage Assn.*	9.50%	11/1/2025 (1)	14	15
Government National Mortgage Assn	4.50%	8/15/2018-1/1/2035 (1)	1,746	1,727
Government National Mortgage Assn	5.00%	1/20/2018-3/1/2035 (1)	8,924	8,975
Government National Mortgage Assn	5.50%	2/15/2017-10/15/2034 (1)	15,623	15,980
Government National Mortgage Assn	6.00%	9/15/2013-8/15/2034 (1)	10,851	11,257
Government National Mortgage Assn	6.50%	5/15/2013-3/1/2035 (1)	6,048	6,372
Government National Mortgage Assn	7.00%	10/15/2010-6/15/2032 (1)	2,961	3,154
Government National Mortgage Assn	7.50%	5/15/2023-10/15/2031 (1)	1,177	1,265
Government National Mortgage Assn	8.00%	7/15/2025-11/15/2030 (1)	1,028	1,122
Government National Mortgage Assn	8.50%	12/15/2024-7/15/2030 (1)	79	86
Government National Mortgage Assn	9.00%	5/15/2025-9/15/2030 (1)	51	56
Government National Mortgage Assn	9.50%	11/15/2017 (1)	22	24

				387,918

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $779,704)				784,827

13

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
CORPORATE BONDS (27.4%)

Asset-Backed/Commercial Mortgage-Backed Securities (6.2%)
American Express Credit Account Master Trust	2.532%	11/17/2008 (1)(3)	$4,100	4,108
American Express Credit Account Master Trust	2.522%	12/15/2008 (1)(3)	4,900	4,908
California Infrastructure & Economic Development
Bank Special Purpose Trust PG&E-1	6.42%	9/25/2008 (1)	584	601
California Infrastructure & Economic Development
Bank Special Purpose Trust SCE-1	6.31%	9/25/2008 (1)	634	653
Capital One Master Trust	2.543%	1/15/2009 (1)(3)	3,000	3,005
Chase Credit Card Master Trust	2.463%	3/17/2008 (1)(3)	1,000	1,001
Chase Credit Card Master Trust	2.543%	6/16/2008 (1)(3)	10,000	10,017
Citibank Credit Card Master Trust	5.875%	3/10/2011 (1)	1,750	1,880
Countrywide Home Loans	4.528%	9/19/2032 (1)(3)	271	270
Countrywide Home Loans	4.109%	5/25/2033 (1)(3)	847	843
DaimlerChrysler Master Owner Trust	2.463%	5/15/2007 (1)(3)	5,000	5,000
DaimlerChrysler Master Owner Trust	2.428%	1/15/2009 (1)(3)	4,000	4,002
Discover Card Master Trust I	2.582%	9/18/2007 (1)(3)	4,000	4,001
Discover Card Master Trust I	2.553%	9/15/2008 (1)(3)	4,000	4,005
First USA Credit Card Master Trust	2.56%	9/19/2008 (1)(3)	6,000	6,009
Gracechurch Card Funding PLC	2.453%	8/15/2008 (1)(3)	8,000	8,006
Harley-Davidson Motorcycle Trust	4.50%	1/15/2010 (1)	1,386	1,404
Honda Auto Receivables Owner Trust	4.22%	4/16/2007 (1)	278	280
Household Credit Card Master Note Trust I	2.543%	8/15/2008 (1)(3)	3,000	3,004
MBNA Credit Card Master Note Trust	4.95%	6/15/2009 (1)	1,300	1,340
MBNA Master Credit Card Trust	7.00%	2/15/2012 (1)	800	904
Nissan Auto Lease Trust	2.90%	8/15/2007 (1)	1,400	1,389
PECO Energy Transition Trust	5.80%	3/1/2007 (1)	1,245	1,251
PP&L Transition Bond Co. LLC	6.96%	12/26/2007 (1)	1,500	1,536
PSEG Transition Funding LLC	6.89%	12/15/2017 (1)	200	231
Salomon Brothers Mortgage Securities VII	4.128%	9/25/2033 (1)(3)	1,407	1,398
Toyota Auto Receivables Owner Trust	2.65%	11/15/2006 (1)	517	517
Toyota Auto Receivables Owner Trust	4.00%	7/15/2008 (1)	90	90
Washington Mutual Mortgage
Pass-Through Certificates	5.502%	4/26/2032 (1)(3)	231	234

				71,887

Finance (8.2%)
Banking (3.4%)
Abbey National PLC	7.95%	10/26/2029	400	514
ABN AMRO Bank NV	7.55%	6/28/2006	450	478
Banc One Corp.	7.625%	10/15/2026	100	123
Bank of America Corp.	7.125%	9/15/2006	600	639
Bank of America Corp.	5.25%	2/1/2007	550	570
Bank of America Corp.	3.375%	2/17/2009	250	245
Bank of America Corp.	4.25%	10/1/2010	200	200
Bank of America Corp.	4.375%	12/1/2010	300	302
Bank of America Corp.	7.40%	1/15/2011	350	408
Bank of America Corp.	6.25%	4/15/2012	500	553
Bank of America Corp.	5.375%	6/15/2014	150	157
Bank of New York Co., Inc.	3.75%	2/15/2008	375	376
Bank of Tokyo-Mitsubishi	8.40%	4/15/2010	250	296
Bank One Corp.	2.625%	6/30/2008	100	96

14

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Bank One Corp.	6.00%	2/17/2009	$795	$853
Bank One Corp.	7.875%	8/1/2010	725	848
BankAmerica Capital II	8.00%	12/15/2026	500	554
BankAmerica Corp.	5.875%	2/15/2009	375	403
BB&T Corp.	6.50%	8/1/2011	50	56
BB&T Corp.	4.75%	10/1/2012	150	151
BB&T Corp.	5.20%	12/23/2015	250	254
BB&T Corp.	5.25%	11/1/2019	250	248
BSCH Issuances Ltd.	7.625%	9/14/2010	500	582
Citicorp	6.375%	11/15/2008	250	272
Citicorp Capital II	8.015%	2/15/2027	100	113
Citicorp Lease Pass-Through Trust	8.04%	12/15/2019 (1)(2)	225	277
Citigroup, Inc.	6.75%	12/1/2005	1,750	1,808
Citigroup, Inc.	5.75%	5/10/2006	100	103
Citigroup, Inc.	4.25%	7/29/2009	225	228
Citigroup, Inc.	6.50%	1/18/2011	350	392
Citigroup, Inc.	5.625%	8/27/2012	975	1,043
Citigroup, Inc.	5.125%	5/5/2014	200	205
Citigroup, Inc.	5.00%	9/15/2014 (2)	204	205
Citigroup, Inc.	4.875%	5/7/2015	200	198
Citigroup, Inc.	6.625%	6/15/2032	275	309
Citigroup, Inc.	5.875%	2/22/2033	100	103
Citigroup, Inc.	6.00%	10/31/2033	450	465
CoreStates Capital Corp.	8.00%	12/15/2026 (2)	425	473
Deutsche Bank Financial LLC	5.375%	3/2/2015	325	335
Fifth Third Bank	3.375%	8/15/2008	200	197
First Tennessee Bank	5.05%	1/15/2015	75	75
First Union Corp.	7.50%	4/15/2035	100	126
First Union Institutional Capital I	8.04%	12/1/2026	100	112
First Union National Bank	7.80%	8/18/2010	275	323
Fleet Capital Trust II	7.92%	12/11/2026	400	449
Golden West Financial Corp.	4.125%	8/15/2007	300	304
HSBC Bank PLC	6.95%	3/15/2011	200	228
HSBC Holdings PLC	7.50%	7/15/2009	350	398
HSBC Holdings PLC	5.25%	12/12/2012	550	570
J.P. Morgan Chase & Co.	5.25%	5/30/2007	950	989
J.P. Morgan Chase & Co.	4.00%	2/1/2008	250	252
J.P. Morgan Chase & Co.	3.625%	5/1/2008	900	897
J.P. Morgan Chase & Co.	4.50%	1/15/2012	350	346
J.P. Morgan Chase & Co.	6.625%	3/15/2012	400	448
J.P. Morgan Chase & Co.	4.875%	3/15/2014	250	249
J.P. Morgan Chase & Co.	5.125%	9/15/2014	250	252
J.P. Morgan Chase & Co.	5.25%	5/1/2015	200	202
J.P. Morgan, Inc.	6.70%	11/1/2007	400	432
JPM Capital Trust II	7.95%	2/1/2027	150	167
Manufacturers & Traders Trust Co.	8.00%	10/1/2010	300	353
Marshall & Ilsley Bank	4.125%	9/4/2007	225	228
Marshall & Ilsley Corp.	4.375%	8/1/2009	300	304
Mellon Capital II	7.995%	1/15/2027	500	564
Mellon Funding Corp.	5.00%	12/1/2014	200	203
National City Bank of Indiana	4.875%	7/20/2007	300	310

15

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
National City Corp.	3.20%	4/1/2008	$250	$246
NationsBank Corp.	6.375%	2/15/2008	500	539
NationsBank Corp.	7.25%	10/15/2025	500	597
North Fork Bancorp	5.875%	8/15/2012	250	267
PNC Bank NA	5.25%	1/15/2017	175	178
PNC Funding Corp.	5.75%	8/1/2006	500	518
Regions Financial Corp.	6.375%	5/15/2012	300	332
Royal Bank of Scotland Group PLC	5.00%	11/12/2013	250	256
Royal Bank of Scotland Group PLC	5.05%	1/8/2015	425	429
Royal Bank of Scotland Group PLC	7.648%	8/29/2049	500	595
Salomon Smith Barney Holdings Inc.	5.875%	3/15/2006	275	284
Salomon Smith Barney Holdings Inc.	6.50%	2/15/2008	300	325
Sanwa Bank Ltd.	8.35%	7/15/2009	150	175
Sanwa Bank Ltd.	7.40%	6/15/2011	325	372
Southtrust Corp.	5.80%	6/15/2014	125	133
Sumitomo Mitsui Banking Corp.	8.00%	6/15/2012	115	137
SunTrust Banks, Inc.	6.00%	2/15/2026	500	534
SunTrust Capital II	7.90%	6/15/2027	200	224
Swiss Bank Corp.	7.00%	10/15/2015	100	118
Swiss Bank Corp.	7.375%	6/15/2017	100	121
Synovus Financial Corp.	7.25%	12/15/2005	175	182
The Chase Manhattan Corp.	7.125%	2/1/2007	250	269
UFJ Finance Aruba AEC	6.75%	7/15/2013	200	223
Union Planters Corp.	7.75%	3/1/2011	400	470
UnionBanCal Corp.	5.25%	12/16/2013	75	76
US Bancorp	5.10%	7/15/2007	500	519
US Bancorp	3.125%	3/15/2008	350	345
US Bank NA	2.85%	11/15/2006	175	174
US Bank NA	3.70%	8/1/2007	50	50
US Bank NA	6.375%	8/1/2011	200	223
US Bank NA	6.30%	2/4/2014	450	502
US Bank NA	4.95%	10/30/2014	75	76
Wachovia Corp.	4.95%	11/1/2006	825	848
Wachovia Corp.	3.50%	8/15/2008	500	496
Washington Mutual Bank	6.875%	6/15/2011	1,200	1,353
Washington Mutual Bank	5.65%	8/15/2014	150	155
Washington Mutual Bank	5.125%	1/15/2015	250	249
Wells Fargo & Co.	5.125%	2/15/2007	250	259
Wells Fargo & Co.	3.50%	4/4/2008	625	620
Wells Fargo & Co.	3.125%	4/1/2009	250	243
Wells Fargo & Co.	4.20%	1/15/2010	575	578
Wells Fargo & Co.	6.45%	2/1/2011	625	696
Wells Fargo & Co.	4.95%	10/16/2013	300	304
World Savings Bank, FSB	4.125%	12/15/2009	200	200
Zions Bancorp	6.00%	9/15/2015	100	106
Brokerage (1.7%)
Bear Stearns Co., Inc.	5.70%	1/15/2007	600	625
Bear Stearns Co., Inc.	4.00%	1/31/2008	200	202
Bear Stearns Co., Inc.	2.875%	7/2/2008	350	339
Bear Stearns Co., Inc.	5.70%	11/15/2014	600	634

16

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Credit Suisse First Boston USA, Inc.	5.75%	4/15/2007	$675	$709
Credit Suisse First Boston USA, Inc.	4.625%	1/15/2008	500	515
Credit Suisse First Boston USA, Inc.	4.125%	1/15/2010	500	498
Credit Suisse First Boston USA, Inc.	6.125%	11/15/2011	200	219
Credit Suisse First Boston USA, Inc.	6.50%	1/15/2012	700	783
Credit Suisse First Boston USA, Inc.	5.50%	8/15/2013	100	105
Credit Suisse First Boston USA, Inc.	5.125%	1/15/2014	300	306
Credit Suisse First Boston USA, Inc.	4.875%	1/15/2015	275	273
Credit Suisse First Boston USA, Inc.	7.125%	7/15/2032	100	119
Goldman Sachs Group, Inc.	4.125%	1/15/2008	475	483
Goldman Sachs Group, Inc.	3.875%	1/15/2009	450	449
Goldman Sachs Group, Inc.	6.60%	1/15/2012	350	391
Goldman Sachs Group, Inc.	5.70%	9/1/2012	500	530
Goldman Sachs Group, Inc.	5.25%	4/1/2013	450	460
Goldman Sachs Group, Inc.	5.25%	10/15/2013	250	255
Goldman Sachs Group, Inc.	5.15%	1/15/2014	350	354
Goldman Sachs Group, Inc.	5.00%	10/1/2014	150	150
Goldman Sachs Group, Inc.	5.50%	11/15/2014	675	708
Goldman Sachs Group, Inc.	6.125%	2/15/2033	200	208
Goldman Sachs Group, Inc.	6.345%	2/15/2034	375	389
Lehman Brothers Holdings, Inc.	6.25%	5/15/2006	225	234
Lehman Brothers Holdings, Inc.	4.00%	1/22/2008	400	403
Lehman Brothers Holdings, Inc.	7.00%	2/1/2008	700	766
Lehman Brothers Holdings, Inc.	3.60%	3/13/2009	850	838
Lehman Brothers Holdings, Inc.	6.625%	1/18/2012	175	196
Lehman Brothers Holdings, Inc.	4.80%	3/13/2014	200	198
Merrill Lynch & Co., Inc.	6.15%	1/26/2006	350	361
Merrill Lynch &Co., Inc.	5.36%	2/1/2007	250	260
Merrill Lynch & Co., Inc.	4.00%	11/15/2007	675	682
Merrill Lynch & Co., Inc.	4.125%	1/15/2009	100	100
Merrill Lynch & Co., Inc.	4.125%	9/10/2009	225	225
Merrill Lynch & Co., Inc.	5.45%	7/15/2014	375	388
Merrill Lynch & Co., Inc.	5.00%	1/15/2015	375	372
Merrill Lynch & Co., Inc.	5.30%	9/30/2015	150	152
Merrill Lynch & Co., Inc.	6.875%	11/15/2018	450	521
Morgan Stanley Dean Witter	6.10%	4/15/2006	600	622
Morgan Stanley Dean Witter	6.875%	3/1/2007	200	214
Morgan Stanley Dean Witter	5.80%	4/1/2007	1,050	1,102
Morgan Stanley Dean Witter	3.625%	4/1/2008	500	498
Morgan Stanley Dean Witter	3.875%	1/15/2009	350	348
Morgan Stanley Dean Witter	6.75%	4/15/2011	100	113
Morgan Stanley Dean Witter	6.60%	4/1/2012	300	336
Morgan Stanley Dean Witter	4.75%	4/1/2014	800	785
Morgan Stanley Dean Witter	7.25%	4/1/2032	450	547
Finance Companies (1.9%)
American Express Centurion Bank	4.375%	7/30/2009	125	127
American Express Co.	3.75%	11/20/2007	350	352
American Express Co.	4.75%	6/17/2009	100	103
American Express Credit Corp.	3.00%	5/16/2008	300	294
American General Finance Corp.	5.875%	7/14/2006	200	207

17

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
American General Finance Corp.	5.75%	3/15/2007	$500	$522
American General Finance Corp.	3.875%	10/1/2009	175	172
American General Finance Corp.	5.375%	10/1/2012	225	233
Capital One Bank	4.875%	5/15/2008	675	694
Capital One Bank	4.25%	12/1/2008	100	101
CIT Group, Inc.	4.125%	2/21/2006	550	556
CIT Group, Inc.	7.375%	4/2/2007	350	378
CIT Group, Inc.	5.75%	9/25/2007	200	210
CIT Group, Inc.	3.65%	11/23/2007	50	50
CIT Group, Inc.	4.00%	5/8/2008	250	251
CIT Group, Inc.	4.75%	12/15/2010	50	51
CIT Group, Inc.	7.75%	4/2/2012	250	296
CIT Group, Inc.	5.00%	2/13/2014	150	150
CIT Group, Inc.	5.125%	9/30/2014	100	100
Countrywide Home Loan	5.50%	8/1/2006	550	567
Countrywide Home Loan	5.50%	2/1/2007	500	518
Countrywide Home Loan	2.875%	2/15/2007	125	123
Countrywide Home Loan	5.625%	5/15/2007	50	52
Countrywide Home Loan	3.25%	5/21/2008	50	49
Countrywide Home Loan	4.125%	9/15/2009	400	398
Countrywide Home Loan	4.00%	3/22/2011	50	48
General Electric Capital Corp.	2.80%	1/15/2007	350	346
General Electric Capital Corp.	5.375%	3/15/2007	1,050	1,092
General Electric Capital Corp.	5.00%	6/15/2007	200	207
General Electric Capital Corp.	4.25%	1/15/2008	1,100	1,118
General Electric Capital Corp.	3.50%	5/1/2008	250	248
General Electric Capital Corp.	7.375%	1/19/2010	1,575	1,803
General Electric Capital Corp.	6.125%	2/22/2011	975	1,067
General Electric Capital Corp.	5.45%	1/15/2013	300	317
General Electric Capital Corp.	4.75%	9/15/2014	475	473
General Electric Capital Corp.	6.75%	3/15/2032	700	817
Household Finance Corp.	6.50%	1/24/2006	475	491
Household Finance Corp.	7.20%	7/15/2006	125	132
Household Finance Corp.	5.75%	1/30/2007	350	365
Household Finance Corp.	4.625%	1/15/2008	950	973
Household Finance Corp.	4.75%	5/15/2009	200	205
Household Finance Corp.	4.125%	11/16/2009	75	75
Household Finance Corp.	6.375%	10/15/2011	525	579
Household Finance Corp.	7.00%	5/15/2012	925	1,055
Household Finance Corp.	6.375%	11/27/2012	250	277
HSBC Finance Corp.	6.75%	5/15/2011	200	226
International Lease Finance Corp.	3.125%	5/3/2007	25	25
International Lease Finance Corp.	5.625%	6/1/2007	575	600
International Lease Finance Corp.	4.50%	5/1/2008	250	254
International Lease Finance Corp.	6.375%	3/15/2009	250	270
MBNA America Bank NA	5.375%	1/15/2008	300	313
MBNA America Bank NA	4.625%	8/3/2009	300	306
SLM Corp.	5.05%	11/14/2014	450	453
SLM Corp.	5.625%	8/1/2033	325	321
USA Education, Inc.	5.625%	4/10/2007	975	1,016
Wells Fargo Financial	5.50%	8/1/2012	375	397

18

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Insurance(0.7%)
ACE Capital Trust II	9.70%	4/1/2030	$50	$66
ACE Ltd.	6.00%	4/1/2007	175	183
AEGON NV	4.75%	6/1/2013	125	124
Allstate Corp.	5.375%	12/1/2006	150	155
Allstate Corp.	7.20%	12/1/2009	475	538
Allstate Corp.	5.00%	8/15/2014	225	226
American General Capital II	8.50%	7/1/2030	50	68
American International Group, Inc.	2.85%	12/1/2005	300	299
American International Group, Inc.	2.875%	5/15/2008 (3)	150	145
Aon Capital Trust	8.205%	1/1/2027	150	159
Arch Capital Group Ltd.	7.35%	5/1/2034	150	158
Aspen Insurance Holdings Ltd.	6.00%	8/15/2014 (2)	125	126
Assurant, Inc.	5.625%	2/15/2014	50	52
Assurant, Inc.	6.75%	2/15/2034	200	217
AXA SA	8.60%	12/15/2030	450	591
Axis Capital Holdings	5.75%	12/1/2014	100	99
Cincinnati Financial Corp.	6.125%	11/1/2034 (2)	150	151
CNA Financial Corp.	5.85%	12/15/2014	175	174
Commerce Group, Inc.	5.95%	12/9/2013	75	76
Fidelity National Financial, Inc.	7.30%	8/15/2011	425	465
GE Global Insurance Holdings Corp.	7.00%	2/15/2026	75	81
GE Global Insurance Holdings Corp.	7.75%	6/15/2030	200	234
Genworth Financial, Inc.	4.75%	6/15/2009	100	103
Genworth Financial, Inc.	5.75%	6/15/2014	100	105
Genworth Financial, Inc.	6.50%	6/15/2034	150	165
Hartford Life, Inc.	7.375%	3/1/2031	300	357
Marsh & McLennan Cos., Inc.	6.25%	3/15/2012	300	314
MetLife, Inc.	5.25%	12/1/2006	375	387
MetLife, Inc.	5.00%	11/24/2013	125	126
MetLife, Inc.	6.375%	6/15/2034	200	215
Monumental Global Funding II	6.05%	1/19/2006 (2)	150	155
Nationwide Life Global Funding	5.35%	2/15/2007 (2)	125	129
Principal Life Inc. Funding	5.10%	4/15/2014	200	203
Progressive Corp.	6.625%	3/1/2029	200	222
Protective Life Secured Trust	3.70%	11/24/2008	350	346
Prudential Financial, Inc.	4.50%	7/15/2013	125	121
Prudential Financial, Inc.	4.75%	4/1/2014	250	244
Prudential Financial, Inc.	5.75%	7/15/2033	125	124
St. Paul Cos., Inc.	5.75%	3/15/2007	125	130
Travelers Property Casualty Corp.	3.75%	3/15/2008	175	174
XL Capital Ltd.	5.25%	9/15/2014	225	224
XL Capital Ltd.	6.375%	11/15/2024	150	154
Real Estate Investment Trusts (0.4%)
Boston Properties, Inc.	5.625%	4/15/2015	150	155
Brandywine Realty Trust	4.50%	11/1/2009	175	174
Brandywine Realty Trust	5.40%	11/1/2014	200	200
EOP Operating LP	7.75%	11/15/2007	500	552
EOP Operating LP	4.65%	10/1/2010	350	351
EOP Operating LP	7.00%	7/15/2011	150	169

19

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
EOP Operating LP	6.75%	2/15/2012	$200	$223
EOP Operating LP	4.75%	3/15/2014	125	121
ERP Operating LP	6.625%	3/15/2012	350	389
Health Care Property Investment, Inc.	6.45%	6/25/2012	300	327
Health Care REIT, Inc.	6.00%	11/15/2013	250	258
HRPT Properties Trust	6.25%	8/15/2016	300	316
ProLogis	5.50%	3/1/2013	100	103
Regency Centers LP	6.75%	1/15/2012	375	415
Simon Property Group Inc.	6.375%	11/15/2007	700	748
Other (0.1%)
Berkshire Hathaway Finance Corp.	3.40%	7/2/2007 (2)	75	75
Berkshire Hathaway Finance Corp.	3.375%	10/15/2008	125	124
Berkshire Hathaway Finance Corp.	4.20%	12/15/2010	200	201
Berkshire Hathaway Finance Corp.	4.625%	10/15/2013	100	100
Berkshire Hathaway Finance Corp.	5.10%	7/15/2014 (2)	25	26
J. Paul Getty Trust	5.875%	10/1/2033	125	130

				95,939

Industrial (11.3%)
Basic Industry (0.7%)
Alcan, Inc.	4.50%	5/15/2013	275	270
Alcoa, Inc.	4.25%	8/15/2007	775	789
Aluminum Co. of America	6.75%	1/15/2028	250	289
Barrick Gold Finance Inc.	4.875%	11/15/2014	125	125
BHP Finance USA Ltd.	8.50%	12/1/2012	300	376
Celulosa Arauco Constitution SA	8.625%	8/15/2010	150	177
Dow Chemical Co.	6.125%	2/1/2011	675	736
Dow Chemical Co.	7.375%	11/1/2029	100	122
E.I. du Pont de Nemours & Co.	6.875%	10/15/2009	500	562
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010	150	151
E.I. du Pont de Nemours & Co.	6.50%	1/15/2028	100	115
Falconbridge Ltd.	7.35%	6/5/2012	150	170
ICI Wilmington	4.375%	12/1/2008	200	201
Inco Ltd.	5.70%	10/15/2015	200	208
International Paper Co.	6.75%	9/1/2011	300	336
International Paper Co.	5.85%	10/30/2012 (3)	425	452
Noranda, Inc.	7.25%	7/15/2012	200	228
Placer Dome, Inc.	6.45%	10/15/2035	200	213
Potash Corp. of Saskatchewan	7.75%	5/31/2011	600	709
Praxair, Inc.	6.90%	11/1/2006	125	133
Praxair, Inc.	2.75%	6/15/2008	300	289
Praxair, Inc.	3.95%	6/1/2013	350	334
Rohm & Haas Co.	9.80%	4/15/2020 (1)	213	277
Rohm & Haas Co.	7.85%	7/15/2029	100	130
Weyerhaeuser Co.	6.125%	3/15/2007	154	162
Weyerhaeuser Co.	5.95%	11/1/2008	186	199
Weyerhaeuser Co.	6.75%	3/15/2012	100	113
Weyerhaeuser Co.	7.375%	3/15/2032	125	148
Capital Goods (1.3%)
BAE Systems	7.156%	12/15/2011 (1)(2)	111	121

20

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Boeing Capital Corp.	5.75%	2/15/2007	$475	$497
Boeing Capital Corp.	6.50%	2/15/2012	375	420
Caterpillar Financial Services Corp.	5.95%	5/1/2006	500	518
Caterpillar, Inc.	7.375%	3/1/2097	250	308
CRH America Inc.	6.95%	3/15/2012	200	228
CRH America Inc.	6.40%	10/15/2033	200	217
Emerson Electric Co.	7.125%	8/15/2010	100	114
Emerson Electric Co.	4.625%	10/15/2012	500	503
General Dynamics Corp.	2.125%	5/15/2006	100	99
General Dynamics Corp.	3.00%	5/15/2008	200	195
General Dynamics Corp.	4.25%	5/15/2013	450	441
General Electric Co.	5.00%	2/1/2013	675	692
Hanson PLC	5.25%	3/15/2013	325	328
Honeywell International, Inc.	6.125%	11/1/2011	200	219
Ingersoll-Rand Co.	6.25%	5/15/2006	425	441
John Deere Capital Corp.	3.90%	1/15/2008	750	755
John Deere Capital Corp.	7.00%	3/15/2012	350	404
Lockheed Martin Corp.	7.65%	5/1/2016	425	518
Lockheed Martin Corp.	8.50%	12/1/2029	400	544
Masco Corp.	6.75%	3/15/2006	500	520
Masco Corp.	5.875%	7/15/2012	100	108
Masco Corp.	6.50%	8/15/2032	100	109
Northrop Grumman Corp.	7.75%	2/15/2031	450	569
Raytheon Co.	4.50%	11/15/2007	383	391
Raytheon Co.	5.50%	11/15/2012	200	211
Raytheon Co.	5.375%	4/1/2013	100	104
Raytheon Co.	7.20%	8/15/2027	100	117
Republic Services, Inc.	7.125%	5/15/2009	200	223
Textron Financial Corp.	5.875%	6/1/2007	500	526
Textron, Inc.	6.50%	6/1/2012	200	220
The Boeing Co.	8.75%	8/15/2021	300	405
The Boeing Co.	8.75%	9/15/2031	100	140
TRW, Inc.	7.75%	6/1/2029	200	244
Tyco International Group SA	5.80%	8/1/2006	250	259
Tyco International Group SA	6.75%	2/15/2011	525	589
Tyco International Group SA	6.375%	10/15/2011	300	331
Tyco International Group SA	6.00%	11/15/2013	75	81
Tyco International Group SA	7.00%	6/15/2028	125	145
Tyco International Group SA	6.875%	1/15/2029	50	57
United Technologies Corp.	4.875%	11/1/2006	425	436
United Technologies Corp.	7.50%	9/15/2029	200	252
USA Waste Services, Inc.	7.00%	7/15/2028	150	169
Waste Management, Inc.	6.50%	11/15/2008	500	543
Waste Management, Inc.	7.375%	8/1/2010	100	114
Waste Management, Inc.	5.00%	3/15/2014	75	75
Waste Management, Inc.	7.75%	5/15/2032	100	123
Communication (2.6%)
America Movil SA de C.V	4.125%	3/1/2009	250	246
America Movil SA de C.V	5.50%	3/1/2014	125	123
America Movil SA de C.V	5.75%	1/15/2015 (2)	100	99

21

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
AT&T Wireless Services, Inc.	7.875%	3/1/2011	$450	$530
AT&T Wireless Services, Inc.	8.125%	5/1/2012	375	453
AT&T Wireless Services, Inc.	8.75%	3/1/2031	500	673
BellSouth Capital Funding	7.875%	2/15/2030	600	744
BellSouth Corp.	5.00%	10/15/2006	275	282
BellSouth Corp.	4.20%	9/15/2009	150	151
BellSouth Corp.	4.75%	11/15/2012	225	227
BellSouth Corp.	5.20%	9/15/2014	175	178
BellSouth Corp.	6.55%	6/15/2034	75	82
BellSouth Corp.	6.00%	11/15/2034	225	229
BellSouth Telecommunications	6.375%	6/1/2028	250	264
British Sky Broadcasting Corp.	7.30%	10/15/2006	75	80
British Sky Broadcasting Corp.	6.875%	2/23/2009	75	82
British Sky Broadcasting Corp.	8.20%	7/15/2009	75	87
British Telecommunications PLC	7.875%	12/15/2005 (3)	650	678
British Telecommunications PLC	8.375%	12/15/2010 (3)	375	449
British Telecommunications PLC	8.875%	12/15/2030 (3)	125	167
Century Tel Enterprises	6.875%	1/15/2028	100	106
Cingular Wireless	7.125%	12/15/2031	100	114
Clear Channel Communications, Inc.	4.625%	1/15/2008	50	51
Clear Channel Communications, Inc.	7.65%	9/15/2010	300	342
Clear Channel Communications, Inc.	5.00%	3/15/2012	500	495
Clear Channel Communications, Inc.	5.75%	1/15/2013	50	52
Clear Channel Communications, Inc.	5.50%	9/15/2014	225	226
Comcast Cable Communications Holdings Inc.	8.375%	3/15/2013	375	463
Comcast Cable Communications Holdings Inc.	9.455%	11/15/2022	100	139
Comcast Cable Communications, Inc.	6.375%	1/30/2006	250	258
Comcast Cable Communications, Inc.	6.75%	1/30/2011	250	280
Comcast Cable Communications, Inc.	8.875%	5/1/2017	200	260
Comcast Corp.	6.50%	1/15/2015	350	388
Comcast Corp.	7.05%	3/15/2033	100	115
Cox Communications, Inc.	3.875%	10/1/2008	250	247
Cox Communications, Inc.	4.625%	1/15/2010 (2)	375	374
Cox Communications, Inc.	7.75%	11/1/2010	200	229
Cox Communications, Inc.	5.45%	12/15/2014 (2)	300	300
Deutsche Telekom International Finance	3.875%	7/22/2008	100	100
Deutsche Telekom International Finance	8.50%	6/15/2010 (3)	1,000	1,191
Deutsche Telekom International Finance	5.25%	7/22/2013	100	103
Deutsche Telekom International Finance	8.75%	6/15/2030 (3)	350	460
France Telecom	7.95%	3/1/2006 (3)	500	525
France Telecom	8.50%	3/1/2011 (3)	250	298
France Telecom	9.25%	3/1/2031 (3)	575	778
GTE Corp.	8.75%	11/1/2021	100	126
GTE South, Inc.	6.125%	6/15/2007	200	209
Koninklijke KPN NV	8.375%	10/1/2030	275	357
News America Holdings, Inc.	9.25%	2/1/2013	200	257
News America Holdings, Inc.	8.00%	10/17/2016	175	213
News America Holdings, Inc.	8.15%	10/17/2036	350	440
News America Inc.	5.30%	12/15/2014 (2)	225	227
News America Inc.	6.20%	12/15/2034 (2)	300	302
R.R. Donnelley & Sons Co.	3.75%	4/1/2009	100	98

22

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
R.R. Donnelley & Sons Co.	4.95%	4/1/2014	$125	$124
SBC Communications, Inc.	5.75%	5/2/2006	200	206
SBC Communications, Inc.	4.125%	9/15/2009	350	349
SBC Communications, Inc.	6.25%	3/15/2011	225	246
SBC Communications, Inc.	5.875%	8/15/2012	800	862
SBC Communications, Inc.	5.10%	9/15/2014	525	530
SBC Communications, Inc.	6.15%	9/15/2034	50	52
Sprint Capital Corp.	6.00%	1/15/2007	400	418
Sprint Capital Corp.	6.125%	11/15/2008	400	429
Sprint Capital Corp.	7.625%	1/30/2011	100	116
Sprint Capital Corp.	8.375%	3/15/2012	200	244
Sprint Capital Corp.	6.875%	11/15/2028	425	465
Sprint Capital Corp.	8.75%	3/15/2032	725	969
TCI Communications, Inc.	8.75%	8/1/2015	375	476
TCI Communications, Inc.	7.875%	2/15/2026	100	121
Telecom Italia Capital	4.00%	11/15/2008	375	373
Telecom Italia Capital	4.00%	1/15/2010 (2)	175	171
Telecom Italia Capital	5.25%	11/15/2013	450	454
Telecom Italia Capital	4.95%	9/30/2014 (2)	150	147
Telecom Italia Capital	6.375%	11/15/2033	100	103
Telecom Italia Capital	6.00%	9/30/2034 (2)	150	146
Tele-Communications, Inc.	7.875%	8/1/2013	150	179
Telecomunicaciones de Puerto Rico	6.65%	5/15/2006	125	130
Telefonica Europe BV	8.25%	9/15/2030	375	497
Telefonos de Mexico SA	8.25%	1/26/2006	175	184
Telefonos de Mexico SA	4.50%	11/19/2008	200	201
Telus Corp.	7.50%	6/1/2007	175	190
Telus Corp.	8.00%	6/1/2011	275	325
Thomson Corp.	5.75%	2/1/2008	400	417
Time Warner Entertainment	7.25%	9/1/2008	50	55
Time Warner Entertainment	8.375%	3/15/2023	100	124
Time Warner Entertainment	8.375%	7/15/2033	450	578
Univision Communications, Inc.	2.875%	10/15/2006	100	99
US Cellular	6.70%	12/15/2033	175	185
Verizon Global Funding Corp.	6.75%	12/1/2005	325	336
Verizon Global Funding Corp.	4.00%	1/15/2008	100	101
Verizon Global Funding Corp.	6.875%	6/15/2012	650	743
Verizon Global Funding Corp.	7.375%	9/1/2012	625	735
Verizon Global Funding Corp.	7.75%	12/1/2030	250	310
Verizon New Jersey, Inc.	5.875%	1/17/2012	400	424
Verizon Pennsylvania, Inc.	5.65%	11/15/2011	475	500
Verizon Wireless Capital	5.375%	12/15/2006	600	621
Vodafone AirTouch PLC	7.75%	2/15/2010	175	203
Vodafone AirTouch PLC	7.875%	2/15/2030	425	545
WPP Finance USA Corp.	5.875%	6/15/2014 (2)	150	157
Consumer Cyclical (2.7%)
Brinker International	5.75%	6/1/2014	75	78
Cendant Corp.	6.875%	8/15/2006	245	258
Cendant Corp.	6.25%	1/15/2008	350	373
Cendant Corp.	7.375%	1/15/2013	175	203

23

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Centex Corp.	5.125%	10/1/2013	$300	$300
Chrysler Corp.	7.45%	3/1/2027	200	221
Costco Wholesale Corp.	5.50%	3/15/2007	175	182
CVS Corp.	4.00%	9/15/2009	150	149
CVS Corp.	4.875%	9/15/2014	125	125
DaimlerChrysler North America Holding Corp.	6.40%	5/15/2006	150	156
DaimlerChrysler North America Holding Corp.	7.375%	9/15/2006	975	1,038
DaimlerChrysler North America Holding Corp.	4.75%	1/15/2008	200	204
DaimlerChrysler North America Holding Corp.	4.05%	6/4/2008	250	249
DaimlerChrysler North America Holding Corp.	8.00%	6/15/2010	200	231
DaimlerChrysler North America Holding Corp.	7.75%	1/18/2011	200	231
DaimlerChrysler North America Holding Corp.	7.30%	1/15/2012	225	256
DaimlerChrysler North America Holding Corp.	8.50%	1/18/2031	300	374
Delphi Corp.	6.50%	8/15/2013	300	297
Federated Department Stores, Inc.	6.79%	7/15/2027	100	110
Federated Department Stores, Inc.	6.90%	4/1/2029	200	224
Ford Capital BV	9.50%	6/1/2010	225	257
Ford Motor Co.	6.375%	2/1/2029	150	135
Ford Motor Co.	7.45%	7/16/2031	575	576
Ford Motor Co.	9.98%	2/15/2047	650	803
Ford Motor Credit Co.	6.875%	2/1/2006	1,175	1,211
Ford Motor Credit Co.	6.50%	1/25/2007	1,675	1,741
Ford Motor Credit Co.	7.75%	2/15/2007	225	239
Ford Motor Credit Co.	7.375%	10/28/2009	350	377
Ford Motor Credit Co.	7.875%	6/15/2010	250	275
Ford Motor Credit Co.	7.375%	2/1/2011	425	458
Ford Motor Credit Co.	7.25%	10/25/2011	800	859
Ford Motor Credit Co.	7.00%	10/1/2013	200	211
General Motors Acceptance Corp.	6.75%	1/15/2006	200	205
General Motors Acceptance Corp.	4.50%	7/15/2006	375	376
General Motors Acceptance Corp.	6.125%	9/15/2006	600	615
General Motors Acceptance Corp.	5.625%	5/15/2009	125	125
General Motors Acceptance Corp.	7.75%	1/19/2010	1,075	1,154
General Motors Acceptance Corp.	7.25%	3/2/2011	250	262
General Motors Acceptance Corp.	6.875%	9/15/2011	700	716
General Motors Acceptance Corp.	7.00%	2/1/2012	825	847
General Motors Acceptance Corp.	6.875%	8/28/2012	650	662
General Motors Acceptance Corp.	6.75%	12/1/2014	100	100
General Motors Acceptance Corp.	8.00%	11/1/2031	100	102
General Motors Corp.	7.20%	1/15/2011	475	486
General Motors Corp.	8.80%	3/1/2021	400	436
General Motors Corp.	8.25%	7/15/2023	450	468
General Motors Corp.	8.375%	7/15/2033	525	542
Harrah's Operating Co., Inc.	7.125%	6/1/2007	175	187
Harrah's Operating Co., Inc.	7.50%	1/15/2009	250	277
Harrah's Operating Co., Inc.	5.375%	12/15/2013	25	25
Hilton Hotels Corp.	7.625%	12/1/2012	200	233
Home Depot Inc.	3.75%	9/15/2009 (2)	400	396
Kohl's Corp.	6.00%	1/15/2033	100	104
Lear Corp.	5.75%	8/1/2014 (2)	50	51
Liberty Media Corp.	7.875%	7/15/2009	300	335

24

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Liberty Media Corp.	8.25%	2/1/2030	$250	$285
Lowe's Cos., Inc.	6.875%	2/15/2028	250	293
May Department Stores Co.	9.75%	2/15/2021 (1)	330	416
May Department Stores Co.	6.65%	7/15/2024	100	105
McDonald's Corp.	6.00%	4/15/2011	250	271
Nordstrom, Inc.	6.95%	3/15/2028	100	111
Pulte Homes, Inc.	4.875%	7/15/2009	200	202
Pulte Homes, Inc.	5.25%	1/15/2014	175	174
Pulte Homes, Inc.	7.875%	6/15/2032	75	89
Target Corp.	3.375%	3/1/2008	500	495
Target Corp.	5.40%	10/1/2008	450	475
Target Corp.	5.875%	3/1/2012	100	109
Target Corp.	6.35%	11/1/2032	100	113
The Walt Disney Co.	5.375%	6/1/2007	500	520
The Walt Disney Co.	6.375%	3/1/2012	250	278
Time Warner, Inc.	6.125%	4/15/2006	650	672
Time Warner, Inc.	6.15%	5/1/2007	525	555
Time Warner, Inc.	6.75%	4/15/2011	100	112
Time Warner, Inc.	6.875%	5/1/2012	150	170
Time Warner, Inc.	9.15%	2/1/2023	100	133
Time Warner, Inc.	7.625%	4/15/2031	600	723
Time Warner, Inc.	7.70%	5/1/2032	150	183
Toyota Motor Credit Corp.	4.35%	12/15/2010	200	203
Viacom International Inc.	6.625%	5/15/2011	600	673
Viacom International Inc.	5.625%	8/15/2012	300	320
Viacom International Inc.	7.875%	7/30/2030	125	159
Viacom International Inc.	5.50%	5/15/2033	100	97
Wal-Mart Stores, Inc.	4.375%	7/12/2007	250	256
Wal-Mart Stores, Inc.	6.875%	8/10/2009	200	225
Wal-Mart Stores, Inc.	4.125%	2/15/2011	350	351
Wal-Mart Stores, Inc.	7.55%	2/15/2030	500	649
Wal-Mart Stores, Inc. Canada	5.58%	5/1/2006 (2)	500	515
Yum! Brands, Inc.	8.875%	4/15/2011	200	246
Yum! Brands, Inc.	7.70%	7/1/2012	100	118
Consumer Noncyclical (2.1%)
Abbott Laboratories	5.625%	7/1/2006	300	310
Abbott Laboratories	3.50%	2/17/2009	175	173
Albertson's, Inc.	7.50%	2/15/2011	250	290
Albertson's, Inc.	7.45%	8/1/2029	250	293
Albertson's, Inc.	8.00%	5/1/2031	150	187
Altria Group, Inc.	5.625%	11/4/2008	275	284
Amgen Inc.	4.00%	11/18/2009 (2)	300	298
Amgen Inc.	4.85%	11/18/2014 (2)	200	199
Anheuser-Busch Cos., Inc.	7.125%	7/1/2017	475	521
Anheuser-Busch Cos., Inc.	6.80%	8/20/2032	100	120
Anthem, Inc.	6.80%	8/1/2012	300	338
Archer-Daniels-Midland Co.	8.125%	6/1/2012	300	368
Archer-Daniels-Midland Co.	5.935%	10/1/2032	150	158
AstraZeneca PLC	5.40%	6/1/2014	150	158
Baxter International, Inc.	5.25%	5/1/2007	250	259

25

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Boston Scientific	5.45%	6/15/2014	$325	$337
Bottling Group LLC	4.625%	11/15/2012	275	279
Bristol-Myers Squibb Co.	4.00%	8/15/2008	250	251
Bristol-Myers Squibb Co.	5.75%	10/1/2011	550	589
Bunge Ltd. Finance Corp.	4.375%	12/15/2008	200	202
Bunge Ltd. Finance Corp.	5.35%	4/15/2014	100	102
Campbell Soup Co.	6.75%	2/15/2011	400	451
Cia. Brasil de Bebidas AmBev	10.50%	12/15/2011	90	113
Cia. Brasil de Bebidas AmBev	8.75%	9/15/2013	150	175
CIGNA Corp.	7.40%	5/15/2007	200	216
Clorox Co.	4.20%	1/15/2010 (2)	300	301
Clorox Co.	5.00%	1/15/2015 (2)	150	153
Coca-Cola Enterprises Inc.	6.125%	8/15/2011	800	880
Coca-Cola Enterprises Inc.	8.50%	2/1/2022	75	100
Conagra Foods Inc.	7.125%	10/1/2026	100	120
Conagra, Inc.	7.875%	9/15/2010	575	676
Diageo Capital PLC	3.375%	3/20/2008	250	248
Eli Lilly & Co.	6.00%	3/15/2012	125	137
General Mills, Inc.	2.625%	10/24/2006	400	394
General Mills, Inc.	5.125%	2/15/2007	475	490
General Mills, Inc.	6.00%	2/15/2012	50	54
GlaxoSmithKline Capital Inc.	2.375%	4/16/2007	25	25
GlaxoSmithKline Capital Inc.	4.375%	4/15/2014	575	559
Grand Metropolitan Investment Corp.	9.00%	8/15/2011	675	852
H.J. Heinz Co.	6.375%	7/15/2028	225	252
H.J. Heinz Co.	6.75%	3/15/2032 (3)	100	116
Hospira, Inc.	4.95%	6/15/2009	125	127
Hospira, Inc.	5.90%	6/15/2014	75	78
International Flavors & Fragrances	6.45%	5/15/2006	75	78
Johnson & Johnson	3.80%	5/15/2013	225	215
Johnson & Johnson	4.95%	5/15/2033	125	118
Kellogg Co.	6.00%	4/1/2006	300	310
Kellogg Co.	2.875%	6/1/2008	275	267
Kellogg Co.	7.45%	4/1/2031	350	441
Kimberly-Clark Corp.	5.625%	2/15/2012	100	107
Kraft Foods, Inc.	4.625%	11/1/2006	925	944
Kraft Foods, Inc.	4.125%	11/12/2009	50	50
Kraft Foods, Inc.	5.625%	11/1/2011	275	291
Kraft Foods, Inc.	6.50%	11/1/2031	275	303
Kroger Co.	6.80%	4/1/2011	400	450
Kroger Co.	6.75%	4/15/2012	200	225
Kroger Co.	8.00%	9/15/2029	250	310
Merck & Co.	6.40%	3/1/2028	125	136
Pepsi Bottling Group, Inc.	7.00%	3/1/2029	250	301
Pfizer, Inc.	4.50%	2/15/2014	725	717
Philip Morris Cos., Inc.	7.75%	1/15/2027	300	337
Procter & Gamble Co.	4.95%	8/15/2014	25	25
Procter &Gamble Co.	5.80%	8/15/2034	150	158
Procter & Gamble Co. ESOP	9.36%	1/1/2021 (1)	600	807
Quest Diagnostic, Inc.	6.75%	7/12/2006	325	341
Safeway, Inc.	6.50%	3/1/2011	450	492

26

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Safeway, Inc.	5.80%	8/15/2012	$125	$132
Sara Lee Corp.	2.75%	6/15/2008	475	457
Sara Lee Corp.	6.125%	11/1/2032	200	215
Schering-Plough Corp.	5.55%	12/1/2013	200	209
Schering-Plough Corp.	6.75%	12/1/2033	150	169
Tyson Foods, Inc.	7.25%	10/1/2006	200	212
Tyson Foods, Inc.	8.25%	10/1/2011	300	357
Unilever Capital Corp.	6.875%	11/1/2005	400	412
Unilever Capital Corp.	7.125%	11/1/2010	400	459
UnitedHealth Group, Inc.	5.20%	1/17/2007	375	388
UnitedHealth Group, Inc.	4.125%	8/15/2009	75	75
UnitedHealth Group, Inc.	5.00%	8/15/2014	125	126
Wellpoint Health Networks Inc.	6.375%	1/15/2012	150	165
Wellpoint Inc.	3.75%	12/14/2007 (2)	100	100
Wellpoint Inc.	4.25%	12/15/2009 (2)	75	75
Wellpoint Inc.	5.00%	12/15/2014 (2)	50	50
Wellpoint Inc.	5.95%	12/15/2034 (2)	125	126
Wyeth	4.375%	3/1/2008	425	430
Wyeth	5.50%	3/15/2013	250	259
Wyeth	5.50%	2/1/2014	100	103
Wyeth	6.45%	2/1/2024	100	106
Wyeth	6.50%	2/1/2034	200	212
Energy (0.9%)
Alberta Energy Co. Ltd.	7.375%	11/1/2031	225	275
Anadarko Finance Co.	7.50%	5/1/2031	400	494
Apache Finance Canada	7.75%	12/15/2029	75	97
Baker Hughes, Inc.	6.25%	1/15/2009	300	325
BP Capital Markets PLC	2.35%	6/15/2006	500	497
BP Capital Markets PLC	2.75%	12/29/2006	50	49
BP Capital Markets PLC	2.625%	3/15/2007	150	148
Burlington Resources, Inc.	6.68%	2/15/2011	350	392
Burlington Resources, Inc.	7.20%	8/15/2031	50	60
Burlington Resources, Inc.	7.40%	12/1/2031	250	305
Canadian Natural Resources	5.45%	10/1/2012	100	105
Conoco Funding Co.	5.45%	10/15/2006	500	518
Conoco Funding Co.	6.35%	10/15/2011	775	864
Conoco Funding Co.	7.25%	10/15/2031	450	546
Devon Financing Corp.	6.875%	9/30/2011	500	565
Devon Financing Corp.	7.875%	9/30/2031	100	126
Encana Holdings Finance Corp.	5.80%	5/1/2014	100	106
Halliburton Co.	5.50%	10/15/2010	125	132
Halliburton Co.	8.75%	2/15/2021	100	131
Kerr McGee Corp.	6.95%	7/1/2024	125	138
Marathon Oil Corp.	5.375%	6/1/2007	175	182
Marathon Oil Corp.	6.80%	3/15/2032	175	196
Nexen, Inc.	5.05%	11/20/2013	200	198
Norsk Hydro	7.25%	9/23/2027	200	241
Norsk Hydro	7.15%	1/15/2029	300	360
Occidental Petroleum	6.75%	1/15/2012	200	227
Occidental Petroleum	7.20%	4/1/2028	200	238

27

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
PanCanadian Energy Corp.	7.20%	11/1/2031	$125	$149
Petro-Canada	4.00%	7/15/2013	400	375
Petro-Canada	7.875%	6/15/2026	25	31
Petro-Canada	5.35%	7/15/2033	150	139
PF Export Receivables Master Trust	6.60%	12/1/2011 (1)(2)	750	800
Pioneer Natural Resources Co.	5.875%	7/15/2016	300	313
Sunoco, Inc.	4.875%	10/15/2014	75	74
Texaco Capital, Inc.	5.50%	1/15/2009	500	532
Union Oil Co. of California	5.05%	10/1/2012	300	306
Valero Energy Corp.	6.875%	4/15/2012	425	481
XTO Energy, Inc.	6.25%	4/15/2013	100	109
XTO Energy, Inc.	5.00%	1/31/2015 (2)	75	75
Technology (0.4%)
Computer Sciences Corp.	6.75%	6/15/2006	225	236
Deluxe Corp.	3.50%	10/1/2007 (2)	75	74
Eastman Kodak Co.	3.625%	5/15/2008	250	243
First Data Corp.	4.70%	11/1/2006	250	256
First Data Corp.	3.375%	8/1/2008	300	296
First Data Corp.	5.625%	11/1/2011	300	321
Hewlett-Packard Co.	5.75%	12/15/2006	425	443
Hewlett-Packard Co.	3.625%	3/15/2008	400	399
International Business Machines Corp.	6.45%	8/1/2007	600	643
International Business Machines Corp.	7.00%	10/30/2025	450	531
International Business Machines Corp.	6.22%	8/1/2027	150	163
International Business Machines Corp.	7.125%	12/1/2096	275	328
Motorola, Inc.	7.625%	11/15/2010	400	464
Motorola, Inc.	8.00%	11/1/2011	100	119
Motorola, Inc.	7.50%	5/15/2025	200	231
Science Applications International Corp.	6.25%	7/1/2012	50	54
Science Applications International Corp.	5.50%	7/1/2033	50	47
SunGard Data Systems, Inc.	3.75%	1/15/2009	50	49
SunGard Data Systems, Inc.	4.875%	1/15/2014	50	48
Texas Instruments, Inc.	6.125%	2/1/2006	100	103
Transportation (0.6%)
American Airlines, Inc.
Pass-Through Certificates	7.024%	10/15/2009	325	335
Burlington Northern Santa Fe Corp.	7.875%	4/15/2007	350	382
Burlington Northern Santa Fe Corp.	6.75%	7/15/2011	325	367
Canadian National Railway Co.	6.80%	7/15/2018	375	436
Canadian Pacific Rail	6.25%	10/15/2011	450	495
Canadian Pacific Rail	7.125%	10/15/2031	100	119
CNF, Inc.	6.70%	5/1/2034	150	156
Continental Airlines Enhanced Equipment
Trust Certificates	6.648%	9/15/2017 (1)	275	267
CSX Corp.	6.75%	3/15/2011	200	222
CSX Corp.	6.30%	3/15/2012	225	246
CSX Transportation Inc.	9.75%	6/15/2020	42	58
ERAC USA Finance Co.	7.35%	6/15/2008 (2)	175	194
FedEx Corp.	2.65%	4/1/2007	150	147

28

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
FedEx Corp.	3.50%	4/1/2009	$75	$73
Hertz Corp.	6.35%	6/15/2010	100	103
Hertz Corp.	7.40%	3/1/2011	525	564
Hertz Corp.	7.625%	6/1/2012	125	136
Norfolk Southern Corp.	9.75%	6/15/2020	158	220
Norfolk Southern Corp.	7.05%	5/1/2037	300	350
Norfolk Southern Corp.	7.90%	5/15/2097	325	409
Northwest Airlines, Inc.
Pass-Through Certificates	6.841%	4/1/2011	100	101
Southwest Airlines Co.	6.50%	3/1/2012	400	440
Union Pacific Corp.	3.625%	6/1/2010	500	482
Union Pacific Corp.	7.00%	2/1/2016	300	345
Union Pacific Corp.	6.625%	2/1/2029	100	111
Other
Black &Decker Corp.	4.75%	11/1/2014 (2)	350	344
Rockwell International Corp.	6.70%	1/15/2028	100	114

				132,481

Utilities (1.7%)
Electric (1.4%)
AEP Texas Central Co.	5.50%	2/15/2013	225	234
AEP Texas Central Co.	6.65%	2/15/2033	150	165
Alabama Power Co.	3.50%	11/15/2007	175	174
Alabama Power Co.	5.50%	10/15/2017	500	517
American Electric Power Co., Inc.	6.125%	5/15/2006	125	130
Arizona Public Service Co.	4.65%	5/15/2015	500	481
Boston Edison Co.	4.875%	4/15/2014	100	101
Cincinnati Gas & Electric Co.	5.70%	9/15/2012	350	372
Cleveland Electric Illumination Co.	7.88%	11/1/2017	100	120
Commonwealth Edison Co.	6.15%	3/15/2012	400	437
Commonwealth Edison Co.	4.70%	4/15/2015	100	99
Consolidated Edison, Inc.	6.625%	12/15/2005	325	335
Constellation Energy Group, Inc.	6.125%	9/1/2009	500	539
Constellation Energy Group, Inc.	7.00%	4/1/2012	125	143
Consumers Energy Co.	4.25%	4/15/2008	100	101
Consumers Energy Co.	4.80%	2/17/2009	250	256
Consumers Energy Co.	5.00%	2/15/2012 (2)	200	203
Consumers Energy Co.	5.375%	4/15/2013	100	104
Dominion Resources, Inc. PUT	5.25%	8/1/2015	100	100
DTE Energy Co.	7.05%	6/1/2011	100	113
Duke Energy Corp.	6.25%	1/15/2012	100	109
Duke Energy Corp.	6.45%	10/15/2032	350	375
Energy East Corp.	6.75%	6/15/2012	300	333
Entergy Gulf States	3.60%	6/1/2008	150	148
Florida Power & Light Co.	5.95%	10/1/2033	150	161
HQI Transelec Chile SA	7.875%	4/15/2011	525	605
Jersey Central Power & Light	5.625%	5/1/2016	150	157
MidAmerican Energy Co.	6.75%	12/30/2031	375	433
MidAmerican Energy Holdings	5.875%	10/1/2012	500	529
MidAmerican Energy Holdings	5.00%	2/15/2014	100	98
National Rural Utilities Cooperative Finance Corp.	6.50%	3/1/2007	200	212

29

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
National Rural Utilities Cooperative
Finance Corp.	3.875%	2/15/2008	$600	$602
NiSource Finance Corp.	3.20%	11/1/2006	300	298
NiSource Finance Corp.	7.875%	11/15/2010	150	175
Oncor Electric Delivery Co.	6.375%	5/1/2012	250	275
Oncor Electric Delivery Co.	6.375%	1/15/2015	200	220
Oncor Electric Delivery Co.	7.00%	5/1/2032	100	115
Oncor Electric Delivery Co.	7.25%	1/15/2033	200	239
Pacific Gas &Electric Co.	3.60%	3/1/2009	100	99
Pacific Gas & Electric Co.	4.20%	3/1/2011	125	123
Pacific Gas & Electric Co.	4.80%	3/1/2014	75	74
Pacific Gas & Electric Co.	6.05%	3/1/2034	625	649
PacifiCorp	6.90%	11/15/2011	275	314
Pepco Holdings, Inc.	6.45%	8/15/2012	300	331
Pepco Holdings, Inc.	7.45%	8/15/2032	100	118
PPL Energy Supply LLC	6.40%	11/1/2011	250	273
Progress Energy, Inc.	6.05%	4/15/2007	100	105
Progress Energy, Inc.	7.10%	3/1/2011	850	957
PSEG Power Corp.	6.875%	4/15/2006	225	235
PSEG Power Corp.	6.95%	6/1/2012	300	338
PSEG Power Corp.	8.625%	4/15/2031	225	300
Public Service Co. of Colorado	4.375%	10/1/2008	550	559
SCANA Corp.	6.25%	2/1/2012	400	438
Southern California Edison Co.	5.00%	1/15/2014	150	152
Southern California Edison Co.	6.00%	1/15/2034	350	372
Southern California Edison Co.	5.75%	4/1/2035	125	128
United Utilities PLC	5.375%	2/1/2019	350	345
Virginia Electric & Power Co.	5.375%	2/1/2007	225	233
Wisconsin Electric Power Co.	5.625%	5/15/2033	100	101
Xcel Energy, Inc.	7.00%	12/1/2010	125	141
Natural Gas (0.3%)
Atmos Energy Corp.	4.00%	10/15/2009	225	222
Atmos Energy Corp.	4.95%	10/15/2014	100	99
Columbia Energy Group	7.62%	11/28/2025	150	158
Consolidated Natural Gas	5.375%	11/1/2006	425	439
Consolidated Natural Gas	6.25%	11/1/2011	500	547
Consolidated Natural Gas	5.00%	12/1/2014	375	376
Duke Energy Field Services	8.125%	8/16/2030	150	192
Kinder Morgan Energy Partners LP	5.125%	11/15/2014	200	199
Kinder Morgan Energy Partners LP	7.30%	8/15/2033	250	287
Kinder Morgan, Inc.	6.50%	9/1/2012	100	110
Sempra Energy	6.95%	12/1/2005	625	645
Southern Union Co.	7.60%	2/1/2024	200	228
Texas Gas Transmission	4.60%	6/1/2015	150	144
Trans-Canada Pipelines	4.00%	6/15/2013	375	353

				20,192

TOTAL CORPORATE BONDS
(Cost $313,518)				320,499

30

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
SOVEREIGN BONDS (U.S. Dollar-Denominated) (3.9%)

African Development Bank	3.25%	8/1/2008	$300	$298
Asian Development Bank	4.875%	2/5/2007	1,025	1,060
Asian Development Bank	5.593%	7/16/2018	500	533
Bayerische Landesbank	2.875%	10/15/2008	250	241
Canadian Government	6.75%	8/28/2006	650	688
China Development Bank	4.75%	10/8/2014	200	197
Corporacion Andina de Fomento	5.20%	5/21/2013	125	126
Eksportfinans	3.375%	1/15/2008	250	249
Eksportfinans	4.375%	7/15/2009	225	229
European Investment Bank	5.625%	1/24/2006	500	514
European Investment Bank	3.00%	8/15/2006	300	299
European Investment Bank	4.875%	9/6/2006	800	823
European Investment Bank	7.125%	9/18/2006	200	213
European Investment Bank	4.625%	3/1/2007	1,300	1,338
European Investment Bank	2.375%	6/15/2007	250	245
European Investment Bank	3.125%	10/15/2007	500	497
European Investment Bank	3.375%	3/16/2009	525	520
Export Development Canada	4.00%	8/1/2007	200	202
Export-Import Bank of Korea	7.10%	3/15/2007	250	267
Export-Import Bank of Korea	4.50%	8/12/2009	100	101
Federation of Malaysia	8.75%	6/1/2009	250	296
Federation of Malaysia	7.50%	7/15/2011	175	204
Financement Quebec	5.00%	10/25/2012	200	206
Hellenic Republic	6.95%	3/4/2008	250	274
Instituto de Credito Oficial	6.00%	5/19/2008	200	215
Inter-American Development Bank	5.375%	1/18/2006	100	103
Inter-American Development Bank	6.125%	3/8/2006	525	544
Inter-American Development Bank	6.375%	10/22/2007	450	485
Inter-American Development Bank	5.625%	4/16/2009	700	753
Inter-American Development Bank	8.50%	3/15/2011	325	398
Inter-American Development Bank	4.375%	9/20/2012	175	176
Inter-American Development Bank	7.00%	6/15/2025	150	182
International Bank for
Reconstruction & Development	5.00%	3/28/2006	700	717
International Bank for
Reconstruction & Development	4.375%	9/28/2006	625	639
International Bank for
Reconstruction & Development	4.125%	6/24/2009	900	915
International Bank for
Reconstruction & Development	8.875%	3/1/2026	250	368
International Finance Corp.	3.00%	4/15/2008	450	445
KFW International Finance, Inc.	2.50%	10/17/2005	575	574
KFW International Finance, Inc.	5.25%	6/28/2006	200	206
KFW International Finance, Inc.	4.75%	1/24/2007	500	515
Korea Development Bank	3.875%	3/2/2009	300	296
Korea Development Bank	4.75%	7/20/2009	250	254
Korea Development Bank	5.75%	9/10/2013	150	158
Korea Electric Power	7.75%	4/1/2013	200	237
Kredit Fuer Wiederaufbau	2.375%	9/25/2006	200	198

31

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Kredit Fuer Wiederaufbau	3.25%	7/16/2007	$1,525	$1,521
Landwirtschaft Rentenbank	3.375%	11/15/2007	500	499
Landwirtschaft Rentenbank	3.25%	6/16/2008	500	495
Landwirtschaft Rentenbank	3.875%	9/4/2008	250	254
Nordic Investment Bank	3.125%	4/24/2008	250	248
Oesterreich Kontrollbank	5.50%	1/20/2006	250	257
Oesterreich Kontrollbank	5.125%	3/20/2007	300	312
Ontario Hydro Electric	6.10%	1/30/2008	200	214
Pemex Project Funding Master Trust	8.50%	2/15/2008	375	422
Pemex Project Funding Master Trust	7.875%	2/1/2009 (3)	575	645
Pemex Project Funding Master Trust	9.125%	10/13/2010	100	120
Pemex Project Funding Master Trust	7.375%	12/15/2014	350	388
Pemex Project Funding Master Trust	8.625%	2/1/2022 (3)	350	406
People's Republic of China	7.30%	12/15/2008	100	113
People's Republic of China	4.75%	10/29/2013	100	100
Province of British Columbia	5.375%	10/29/2008	470	499
Province of Manitoba	7.50%	2/22/2010	500	583
Province of New Brunswick	3.50%	10/23/2007	650	649
Province of Nova Scotia	5.75%	2/27/2012	125	136
Province of Ontario	3.35%	7/16/2007	50	50
Province of Ontario	5.50%	10/1/2008	1,600	1,699
Province of Ontario	3.625%	10/21/2009	350	346
Province of Quebec	5.75%	2/15/2009	550	590
Province of Quebec	5.00%	7/17/2009	500	522
Province of Quebec	7.50%	9/15/2029	250	326
Province of Saskatchewan	7.375%	7/15/2013	250	300
Quebec Hydro Electric	6.30%	5/11/2011	500	558
Quebec Hydro Electric	7.50%	4/1/2016	500	615
Region of Lombardy	5.804%	10/25/2032	250	265
Republic of Chile	5.625%	7/23/2007	450	470
Republic of Chile	7.125%	1/11/2012	100	113
Republic of Chile	5.50%	1/15/2013	100	104
Republic of Finland	5.875%	2/27/2006	125	129
Republic of Finland	4.75%	3/6/2007	125	129
Republic of Italy	4.375%	10/25/2006	500	510
Republic of Italy	3.625%	9/14/2007	1,675	1,682
Republic of Italy	3.75%	12/14/2007	500	505
Republic of Italy	3.25%	5/15/2009	50	49
Republic of Italy	5.625%	6/15/2012	1,725	1,869
Republic of Italy	6.875%	9/27/2023	425	511
Republic of Italy	5.375%	6/15/2033	150	151
Republic of Korea	8.875%	4/15/2008	200	231
Republic of Korea	4.25%	6/1/2013	250	238
Republic of Korea	4.875%	9/22/2014	50	49
Republic of Poland	6.25%	7/3/2012	250	276
Republic of South Africa	7.375%	4/25/2012	225	256
Republic of South Africa	6.50%	6/2/2014	175	190
Republic of South Africa	8.50%	6/23/2017	275	343
State of Israel	4.625%	6/15/2013	125	120
Swedish Export Credit Corp.	2.875%	1/26/2007	225	223

32

Institutional Total Bond Market Index Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
United Mexican States	9.875%	1/15/2007	$350	$394
United Mexican States	8.625%	3/12/2008	175	199
United Mexican States	4.625%	10/8/2008	325	331
United Mexican States	10.375%	2/17/2009	275	336
United Mexican States	9.875%	2/1/2010	300	368
United Mexican States	8.375%	1/14/2011	1,275	1,498
United Mexican States	7.50%	1/14/2012	200	227
United Mexican States	6.375%	1/16/2013	250	265
United Mexican States	11.375%	9/15/2016	50	74
United Mexican States	8.125%	12/30/2019	400	469
United Mexican States	8.30%	8/15/2031	1,100	1,282
United Mexican States	7.50%	4/8/2033	150	161
United Mexican States	6.75%	9/27/2034	150	148

TOTAL SOVEREIGN BONDS
(Cost $44,493)				45,030

TAXABLE MUNICIPAL BONDS (0.2%)

Illinois (Taxable Pension) GO	4.95%	6/1/2023	225	218
Illinois (Taxable Pension) GO	5.10%	6/1/2033	1,350	1,303
Kansas Dev. Finance Auth. Rev
(Public Employee Retirement System)	5.501%	5/1/2034	250	255
New Jersey Econ. Dev. Auth. State Pension Rev	7.425%	2/15/2029	175	221
New Jersey Turnpike Auth. Rev	4.252%	1/1/2016	175	169
Oregon (Taxable Pension) GO	5.762%	6/1/2023	125	133
Oregon (Taxable Pension) GO	5.892%	6/1/2027	125	135
Oregon School Board Assn	5.528%	6/30/2028	50	51
Wisconsin Public Service Rev	4.80%	5/1/2013	150	152
Wisconsin Public Service Rev	5.70%	5/1/2026	150	158

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $2,668)				2,795

			Shares

TEMPORARY CASH INVESTMENT (1.5%)
Vanguard Market Liquidity Fund, 2.26%**
(Cost $17,656)			17,656,103	17,656

TOTAL INVESTMENTS (100.1%)
(Cost $1,158,039)				1,170,807

33

Institutional Total Bond Market Index Fund	Market Value^ (000)

OTHER ASSETS AND LIABILITIES (-0.1%)

Other Assets	$25,142
Liabilities	(26,276)

(1,134)

NET ASSETS (100%)

Applicable to 22,584,458 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)	$1,169,673

NET ASSET VALUE PER SHARE	$51.79

 •See Note A in Notes to Financial Statements.
 *The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.  (1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
 (2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate value of these securities was $7,615,000, representing 0.7% of net assets.
 (3)Adjustable-rate note.
GO—General Obligation Bond.
PUT—Put Option Obligation.

	Amount (000)	Per Share
AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,156,665	$51.21
Undistributed Net Investment Income	--	--
Overdistributed Net Realized Gains	(1)	--
Unrealized Appreciation
Investment Securities	12,768.57
Swap Contracts	241.01

NET ASSETS	$1,169,673	$51.79

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

34

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Institutional Total Bond Market Index Fund Year Ended December 31, 2004 (000)

INVESTMENT INCOME
Income
Interest	$45,783
Security Lending	45

Total Income	45,828

Expenses
The Vanguard Group--Note B
Management and Administrative	556

Total Expenses	556

NET INVESTMENT INCOME	45,272

REALIZED NET GAIN (LOSS)
Investment Securities Sold	5,459
Swap Contracts	1,696

REALIZED NET GAIN (LOSS)	7,155

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(6,043)
Swap Contracts	(160)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(6,203)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,224

35

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Institutional Total Bond Market Index Fund
	Year Ended December 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$45,272	$39,556
Realized Net Gain (Loss)	7,155	9,009
Change in Unrealized Appreciation (Depreciation)	(6,203)	(5,503)

Net Increase (Decrease) in Net Assets Resulting from Operations	46,224	43,062

Distributions
Net Investment Income	(47,181)	(40,547)
Realized Capital Gain*	(584)	(4,003)

Total Distributions	(47,765)	(44,550)

Capital Share Transactions1
Issued	349,609	423,202
Issued in Lieu of Cash Distributions	34,344	33,805
Redeemed	(397,357)	(275,964)

Net Increase (Decrease) from Capital Share Transactions	(13,404)	181,043

Total Increase (Decrease)	(14,945)	179,555

Net Assets
Beginning of Period	1,184,618	1,005,063

End of Period	$1,169,673	$1,184,618

1Shares Issued (Redeemed)
Issued	6,740	8,136
Issued in Lieu of Cash Distributions	664	650
Redeemed	(7,691)	(5,282)

Net Increase (Decrease) in Shares Outstanding	(287)	3,504

*Includes fiscal 2004 and 2003 short-term gain distributions totaling $0 and $2,653,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

36

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Institutional Total Bond Market Index Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2004	2003	April 26* to Dec. 31, 2002

Net Asset Value, Beginning of Period	$51.80	$51.89	$50.00

Investment Operations
Net Investment Income	2.104	1.952	1.701
Net Realized and Unrealized Gain (Loss) on Investments	.106	.133	1.891

Total from Investment Operations	2.210	2.085	3.592

Distributions
Dividends from Net Investment Income	(2.193)	(1.997)	(1.690)
Distributions from Realized Capital Gains	(.027)	(.178)	(.012)

Total Distributions	(2.220)	(2.175)	(1.702)

Net Asset Value, End of Period	$51.79	$51.80	$51.89

Total Return	4.36%	4.08%	7.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,170	$1,185	$1,005
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%**
Ratio of Net Investment Income to Average Net Assets	4.08%	3.81%	4.57%**
Portfolio Turnover Rate+	57%	60%	64%

 *Inception.
**Annualized.
 † Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

37

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and servicing criteria and invest a minimum of $100 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements. 1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage-Dollar-Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage-dollar-rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Swap Contracts: The fund has entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. The primary risk associated with total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

38

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral (cash or U.S. government and agency securities) at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, and/or fees received from borrowers, less expenses associated with the loan.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the year ended December 31, 2004, the fund realized $4,810,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $152,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains on swap contracts of $1,909,000 have been reclassified from accumulated net realized gains to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At December 31, 2004, the fund had $241,000 of net swap gains available to distribute to shareholders as ordinary income dividends.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $12,768,000, consisting of unrealized gains of $15,840,000 on securities that had risen in value since their purchase and $3,072,000 in unrealized losses on securities that had fallen in value since their purchase.

39

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2004, the fund had the following open swap contracts:

Total Return Swaps

Reference Entity/Termination Date	Dealer*	Notional Amount (000)	Floating Interest Rate Paid**	Unrealized Appreciation (Depreciation) (000)

Commercial Mortgage-Backed Securities Index
1/31/2005	UBS	$15,000	2.23%	$94
1/31/2005	BA	9,000	2.05	58
2/28/2005	UBS	10,000	2.26	62
3/31/2005	UBS	2,000	2.18	--
Federal National Mortgage Assn., 5.00% 15-Year
1/31/2005	BS	4,000	2.27	(12)
Federal National Mortgage Assn., 5.00% 30-Year
1/31/2005	UBS	2,000	2.27	(6)
Federal National Mortgage Assn., 5.50% 30-Year
1/31/2005	UBS	3,000	2.24	(7)
2/28/2005	UBS	5,000	2.20	24
Federal National Mortgage Assn., 6.00% 30-Year
1/31/2005	UBS	2,000	1.65	(3)
2/28/2005	BS	7,000	1.89	31

				$241

 *BA—Bank of America.
BS—Bear Stearns Bank PLC.
UBS—UBS Warburg.
**Based on one-month London InterBank Offered Rate (LIBOR).

D. During the year ended December 31, 2004, the fund purchased $147,214,000 of investment securities and sold $186,029,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $766,126,000 and $640,864,000, respectively.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Institutional Total Bond Market Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Bond Market Index Fund (the “Fund”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

SPECIAL 2004 TAX INFORMATION
(UNAUDITED) FOR VANGUARD INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

This information for the fiscal year ended December 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $751,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

41

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42

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

•Vanguard mutual funds

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Vanguard Brokerage Services, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q3370 022005

Vanguard® Institutional Total Stock Market Index Fund
December 31, 2004

CONTENTS
1	LETTER FROM THE CHAIRMAN
7	FUND PROFILE
8	GLOSSARY OF INVESTMENT TERMS
9	PERFORMANCE SUMMARY
10	YOUR FUND'S AFTER-TAX RETURNS
11	ABOUT YOUR FUND'S EXPENSES
13	FINANCIAL STATEMENTS
59	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	Amid a second straight year of rising stock prices, Vanguard Institutional Total Stock Market Index Fund met its objective of closely tracking the return of the Dow Jones Wilshire 5000 Composite Index. The fund's Institutional Shares returned 12.6%,
•	Also for the second straight year, value stocks outdistanced growth stocks in a rising market. Energy-related companies did particularly well, while the technology and health care sectors underperformed.
•	The fund again demonstrated the benefits of indexing across the entire market.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

Robust returns in the fourth quarter enabled the U.S. stock market to finish 2004 with a second consecutive winning year. The Dow Jones Wilshire 5000 Composite Index, a measure of the broad market, returned 12.6%. While more modest than the 31.6% return of 2003, the market’s performance helped investors further recover from the long bear market of 2000–2002.

Fulfilling its objective, Vanguard Institutional Total Stock Market Index Fund tracked the index’s performance very closely in 2004. The fund once again topped the average return of its peer group (which is dominated by actively managed funds), as seen in the adjacent table.

2004 Total Returns	Year Ended December 31

Vanguard Institutional Total Stock
Market Index Fund
Institutional Shares	12.6%
Institutional Plus Shares	12.7
Dow Jones Wilshire 5000 Index	12.6
Average Multi-Cap Core Fund*	11.1

*Derived from data provided by Lipper Inc.

The table on page 6 shows the fund’s capital changes and distributions on a per-share basis. The after-tax returns for Institutional Shares are shown in a table on page 10.

THE STOCK MARKET ENJOYED SOLID GAINS

The U.S. stock market rallied following the presidential election in November, and the ensuing gains capped a year that began with solid advances in stock indexes but was marked in the middle months by investors’ uncertainty about the sustainability of economic growth.

The gains came in many sectors of the market. The strongest performers were energy-related stocks, which were buoyed by higher prices and increased demand for oil. Generally, small-capitalization stocks outpaced large-caps, and value stocks—those with prices considered low relative to company earnings, book value, and other measures—outpaced their growth counterparts.

International stocks, particularly those in emerging markets, posted outstanding returns compared with U.S. stocks. The strong gains abroad were enhanced for investors in the United States by the weakening of the U.S. dollar against most other major currencies. (A weaker dollar means that returns in other currencies translate into more dollars for U.S.-based investors.)

YIELDS ROSE FOR SHORT-TERM BONDS, FELL FOR LONG-TERM ISSUES

At the beginning of 2004, bond investors expected the year to bring higher interest rates across the maturity spectrum. Their expectations were based on increasingly strong economic reports, rising corporate profits, and a belief that the Federal Reserve Board would soon raise the target for short-term interest rates to keep inflation at bay. The actual result, however, was quite different at the short and long ends of the maturity range.

Yields of longer-maturity bonds closed the year slightly below their starting points. A series of disappointments in the labor market, record prices for crude oil, and continuing geopolitical turmoil kept bond market volatility high. At year-end, the 10-year U.S. Treasury note yielded 4.22%, 3 basis points (0.03 percentage point) below its 4.25% yield at the start of the period. Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.3%. Across the maturity spectrum, corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 11.1%.

Market Barometer	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	11.4%	4.3%	-1.8%
Russell 2000 Index (Small-caps)	18.3	11.5	6.6
Dow Jones Wilshire 5000 Index	12.6	5.5	-1.4
(Entire market)
MSCI All Country World Index
ex USA (International)	21.4	13.6	0.0
Bonds
Lehman Aggregate Bond Index	4.3%	6.2%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	4.5	6.4	7.2
Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8
CPI
Consumer Price Index	3.3%	2.5%	2.5%

Yields of shorter-maturity securities, which are generally more closely tied to the Fed’s interest rate moves, rose significantly. As anticipated, the Fed began to tighten monetary policy to avert any significant surge in inflation. Beginning in June, the Fed raised its target for the federal funds rate from 1.00%, a historical low, to 2.25% through five separate quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, more than doubled during the 12 months, from 0.92% to 2.21%.

Total Returns	August 31, 2001* Through December 31, 2004

	Average Annual Return	Final Value of a $200,000,000 Initial Investment

Institutional Total Stock
Market Index Fund
Institutional Shares	5.7%	$240,572,420
Dow Jones Wilshire
5000 Index	5.6	240,004,330
Average Multi-Cap
Core Fund	4.3	230,183,042

May 31, 2001* Through December 31, 2004
	Average Annual Return	Final Value of a $500,000,000 Initial Investment

Institutional Total Stock
Market Index Fund
Institutional Plus Shares	2.6%	$547,429,788
Dow Jones Wilshire
5000 Index	2.4	545,101,296
Average Multi-Cap
Core Fund	1.5	526,919,950

*Share-class inception

THE FUND SUCCESSFULLY MET ITS OBJECTIVE

As expected, Vanguard Institutional Total Stock Market Index Fund closely tracked the performance of its unmanaged target index throughout 2004, with the Institutional Shares matching the benchmark and the Institutional Plus Shares slightly exceeding it. The fund advanced about 4% in the first six months as the stock market moved within a fairly narrow trading range. Early on, investors seemed enthusiastic about stocks, but in March a more cautious atmosphere emerged as concern gr150ew over rising energy prices and the economy.

In the second half of 2004, the fund posted an 8.3% return as the economy showed mixed signs of strength. The third quarter brought a small negative return, but then the post-election surge sent the fund rising 10.3% in the fourth quarter alone. It’s worth noting that smaller companies outpaced their larger counterparts in 2004, as they did in 2003. As a result, investing across the broad market proved superior to the common indexing strategy of focusing on large-cap stocks.

All 12 index sectors had positive returns for the year. The best-performing sectors were “other energy” (+41.4%)—home to companies involved in exploration, production, transportation, and marketing of energy-related products—and integrated oils (+28.7%), which includes global giants such as ExxonMobil, ChevronTexaco, and ConocoPhillips. Despite their relatively small weightings, these two sectors’ hefty gains added more than their share to the index return. Consumer discretionary stocks (+15.2%) and financial services issues (+13.8%) also contributed prominently to the overall return. Consumer discretionary stocks bene-fited from the unwavering strength of consumer spending, and financial services stocks weathered rising interest rates to perform respectably as a group.

As always, a few sectors underperformed the broad market. Among the lagging sectors were health care stocks (+3.8%), which were beset by concerns over life-threatening drug side effects, and technology stocks (+1.9%), which suffered from slower-than-expected corporate capital spending.

INDEXING CONTINUES TO PROVE ITS VALUE

Index-tracking funds don’t seek to outperform the market or other mutual funds, and inevitably there will be years when our actively managed competitors will do better by various measures. But over longer periods, we expect index funds to outperform the competition. As you can see in the table on page 3, since your fund was launched in 2001, it has produced an average annual return exceeding that of its peers in Lipper’s multi-cap core funds group. Even though this performance advantage has occurred over less than four years, it has already translated into a difference of more than $10,000,000 in the ending value of a hypothetical $200,000,000 investment. These results are consistent with our longer-term expectations for an indexing strategy—one that offers shareholders the advantages of staying fully invested in stocks (without the potential “drag” of uninvested cash), diversification, and low trading and operating costs.

Credit for your fund’s track record also goes to Vanguard’s Quantitative Equity Group, which has developed proprietary portfolio construction and trading frameworks that have kept the fund in lockstep with the Dow Jones Wilshire 5000 Index since the fund’s inception. This is a remarkable feat, given that the fund must bear operating and transaction costs that do not hamper the unmanaged index.

IT PAYS TO MAINTAIN A LONG-TERM PERSPECTIVE

While it’s human nature to speculate about what 2005 will bring, no one knows for sure whether the market will continue to generate positive returns. That’s why we always encourage our clients to maintain a long-term perspective. Because of its broad diversification and its goal of capturing the returns of the entire U.S. stock market, we believe investing in the Institutional Total Stock Market Index Fund is one of the most practical ways for institutional investors to capitalize on the market’s long-term potential. As a core component of a stock portfolio that may also include actively managed funds, the Institutional Total Stock Market Index Fund can serve you well as a low-cost, long-term holding.

Thank you for your confidence in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JANUARY 20, 2005

NOTICE TO SHAREHOLDERS

THE FUND’S TARGET INDEX WILL CHANGE

The board of trustees of Vanguard Institutional Total Stock Market Index Fund recently approved Vanguard’s recommendation to adopt a new index as the fund’s benchmark target. By the end of 2005, the MSCI US Broad Market Index will replace the Dow Jones Wilshire 5000 Index as the fund’s target. The change will not affect the fund’s objective or investment strategies.

We believe that the new index employs superior construction methodologies. By assigning weightings to stocks based on the shares that are publicly available rather than on the number of shares that have been issued, the new index better reflects the investable characteristics of the market. In addition, the new index includes companies whose trading markets, shareholder base, and operations are all predominantly in the United States—irrespective of where their headquarters are located. The new index also excludes limited partnerships, which produce income that can cause tax problems for mutual funds and their shareholders.

Your Fund's Performance at a Glance		December 31, 2003-December 31, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Institutional Total Stock
Market Index Fund
Institutional Shares	$23.33	$25.83	$0.423	$0.000
Institutional Plus Shares	23.33	25.83	0.432	0.000

As of 12/31/2004	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 8.

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND

Portfolio Characteristics	Fund	Target Index*

Number of Stocks	3,402	4,978
Median Market Cap	$27.6B	$27.3B
Price/Earnings Ratio	22.5x	22.4x
Price/Book Ratio	2.9x	2.9x
Yield		1.5%
Institutional Shares	1.5%
Institutional Plus Shares	1.5%
Return on Equity	15.7%	15.7%
Earnings Growth Rate	7.4%	7.5%
Foreign Holdings	1.0%	1.0%
Turnover Rate	22%	—
Expense Ratio		—
Institutional Shares	0.06%
Institutional Plus Shares	0.025%
Short-Term Reserves	0%	—

Volatility Measures	Fund	Target Index*

R-Squared	1.00	1.00
Beta	1.00	1.00

Sector Diversification** (% of portfolio)	Fund	Target Index*

Auto & Transportation	3%	3%
Consumer Discretionary	17	17
Consumer Staples	6	6
Financial Services	23	23
Health Care	12	12
Integrated Oils	4	4
Other Energy	3	3
Materials & Processing	4	4
Producer Durables	5	5
Technology	13	13
Utilities	6	6
Other	4	4

Ten Largest Holdings (% of total net assets)
General Electric Co.	2.6%
(conglomerate)
ExxonMobil Corp.	2.2
(oil)
Microsoft Corp.	1.9
(software)
Citigroup, Inc.	1.7
(banking)
Wal-Mart Stores, Inc.	1.5
(retail)
Pfizer Inc.	1.3
(pharmaceuticals)
Bank of America Corp.	1.3
(banking)
Johnson & Johnson	1.3
(pharmaceuticals)
American International Group, Inc.	1.1
(insurance)
International Business Machines Corp.	1.1
(computer services)

Top Ten	16.0%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*	Dow Jones Wilshire 5000 Index.
**	Security classification is based on Wilshire Associates methodology.	Visit our website at Vanguard.com for regularly updated fund information.

   GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

As of 12/31/2004	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND

Cumulative Performance August 31, 2001–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004		Final Value of
	One Year	Since Inception*	a $200,000,000 Investment

Institutional Total Stock Market Index Fund
Institutional Shares	12.65%	5.70%	$240,572,420
Dow Jones Wilshire 5000 Index	12.62	5.62	240,004,330
Average Multi-Cap Core Fund**	11.05	4.31	230,183,042

	One Year	Since Inception*	Final Value of a $500,000,000 Investment

Institutional Total Stock Market Index Fund
Institutional Plus Shares	12.69%	2.56%	$547,429,788
Dow Jones Wilshire 5000 Index	12.62	2.44	545,101,296

Fiscal-Year Total Returns (%) August 31, 2001–December 31, 2004

*	Inception dates are: for Institutional Shares, August 31, 2001; for Institutional Plus Shares, May 31, 2001.
**	Derived from data provided by Lipper Inc.
Note: See Financial Highlights tables on pages 53 and 54 for dividend and capital gains information.

   YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Institutional Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended December 31, 2004
	One Year	Since Inception*
Institutional Total Stock Market Fund Institutional Shares
Returns Before Taxes	12.65%	5.70%
Returns After Taxes on Distributions	12.36	5.26
Returns After Taxes on Distributions and Sale of Fund Shares	8.57	4.67

*August 31, 2001

   ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004
Institutional Total Stock Market Index Fund	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*

Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,083.16	$0.31
Institutional Plus Shares	1,000.00	1,083.38	0.13

Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.84	$0.31
Institutional Plus Shares	1,000.00	1,025.01	0.13

*	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.06% for Institutional Shares and 0.025% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 10 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

As of 12/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector according to Frank Russell Company. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.4%)(1)
Auto & Transportation (2.8%)
United Parcel Service, Inc.	93,062	$ 7,953
FedEx Corp.	24,705	2,433
Ford Motor Co.	145,274	2,127
General Motors Corp.	46,614	1,867
Harley-Davidson, Inc.	24,298	1,476
Burlington Northern
Santa Fe Corp.	30,708	1,453
Union Pacific Corp.	21,413	1,440
Norfolk Southern Corp.	32,647	1,181
PACCAR, Inc.	14,311	1,152
Southwest Airlines Co.	64,332	1,047
CSX Corp.	17,737	711
Genuine Parts Co.	14,447	636
Expeditors International of
Washington, Inc.	8,650	483
Delphi Corp.	46,426	419
C.H. Robinson Worldwide, Inc.	6,950	386
Lear Corp.	5,597	$ 341
J.B. Hunt Transport Services, Inc.	6,812	305
* Navistar International Corp.	5,975	263
BorgWarner, Inc.	4,690	254
Polaris Industries, Inc.	3,712	252
Gentex Corp.	6,337	234
* Yellow Roadway Corp.	4,037	225
* The Goodyear Tire & Rubber Co.	15,113	221
Dana Corp.	12,611	218
CNF Inc.	4,219	211
* JetBlue Airways Corp.	8,928	207
Oshkosh Truck Corp.	2,900	198
* Laidlaw International Inc.	8,700	186
* Landstar System, Inc.	2,504	184
Thor Industries, Inc.	4,944	183
Overseas Shipholding Group Inc.	3,304	182
Tidewater Inc.	4,878	174
* TRW Automotive Holdings Corp.	8,300	172
* AMR Corp.	14,141	155

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

Alexander & Baldwin, Inc.	3,624	$ 154
Werner Enterprises, Inc.	6,516	147
Florida East Coast Industries, Inc.
Class A	3,268	147
Cooper Tire & Rubber Co.	6,634	143
* Swift Transportation Co., Inc.	6,604	142
American Axle & Manufacturing
Holdings, Inc.	4,606	141
Heartland Express, Inc.	6,205	139
OMI Corp.	8,200	138
* General Maritime Corp.	3,280	131
ArvinMeritor, Inc.	5,725	128
Modine Manufacturing Co.	3,704	125
Knight Transportation, Inc.	5,020	124
* Kansas City Southern	7,007	124
* EGL, Inc.	3,990	119
Bandag, Inc.	2,369	118
Winnebago Industries, Inc.	3,000	117
Sauer-Danfoss, Inc.	5,038	110
Arkansas Best Corp.	2,400	108
Skywest, Inc.	5,116	103
* Alaska Air Group, Inc.	2,945	99
Wabtec Corp.	4,454	95
Visteon Corp.	9,409	92
USF Corp.	2,316	88
* Pacer International, Inc.	4,100	87
* Kirby Corp.	1,900	84
* Forward Air Corp.	1,864	83
* Tenneco Automotive, Inc.	4,729	81
* Old Dominion Freight Line, Inc.	2,304	80
Marine Products Corp.	3,066	80
Overnite Corp.	2,042	76
* Aviall Inc.	3,273	75
* Delta Air Lines, Inc.	9,818	73
* Offshore Logistics, Inc.	2,248	73
* Northwest Airlines Corp. Class A	6,676	73
* Fleetwood Enterprises, Inc.	5,342	72
* ExpressJet Holdings, Inc.	5,400	69
* Continental Airlines, Inc. Class B	5,119	69
* RailAmerica, Inc.	5,270	69
* Wabash National Corp.	2,519	68
* AirTran Holdings, Inc.	6,098	65
* TBC Corp.	2,311	64
* AAR Corp.	4,494	61
Superior Industries
International, Inc.	2,037	59
Titan International, Inc.	3,811	57
Coachmen Industries, Inc.	3,215	56
* Aftermarket Technology Corp.	3,119	50
* America West Holdings Corp.
Class B	7,245	48
* SCS Transportation, Inc.	1,883	$ 44
* Gulfmark Offshore, Inc.	1,972	44
Spartan Motors, Inc.	3,461	41
* Mesa Air Group Inc.	4,847	38
Arctic Cat, Inc.	1,400	37
Monaco Coach Corp.	1,800	37
* FLYI, Inc.	20,072	35
* Strattec Security Corp.	558	35
Todd Shipyards Corp.	1,930	35
* Genesee & Wyoming Inc. Class A	1,200	34
* Keystone Automotive
Industries, Inc.	1,400	32
* Pinnacle Airlines Corp.	2,300	32
* Quantum Fuel Systems
Technologies Worldwide, Inc.	5,121	31
* Quality Distribution Inc.	3,378	28
Standard Motor Products, Inc.	1,792	28
* MAIR Holdings, Inc.	3,039	28
* Petroleum Helicopters, Inc.	1,085	27
* Tower Automotive, Inc.	10,975	26
* Dura Automotive Systems, Inc.	2,352	25
* Seabulk International, Inc.	2,019	24
* Frontier Airlines, Inc.	2,000	23
* Collins & Aikman Corp.	4,968	22
* Republic Airways Holdings Inc.	1,600	21
* Stoneridge, Inc.	1,318	20
* Conrad Industries, Inc.	7,466	17
* International Shipholding Corp.	1,039	15
Maritrans Inc.	700	13
* Hub Group, Inc.	200	10
The Greenbrier Cos., Inc.	300	10
* Allied Holdings, Inc.	3,465	10
* Impco Technologies Inc.	1,121	8
* Trailer Bridge, Inc.	823	8
* Hayes Lemmerz International, Inc.	800	7
* Miller Industries, Inc.	609	7
* Central Freight Lines, Inc.	205	1
* Accessity Corp.	47	—

	34,286

Consumer Discretionary (16.7%)
Wal-Mart Stores, Inc.	352,633	18,626
Home Depot, Inc.	183,241	7,832
* Time Warner, Inc.	362,814	7,053
* eBay Inc.	54,516	6,339
Viacom Inc. Class B	143,336	5,216
The Walt Disney Co.	169,098	4,701
* The News Corp., Inc.	248,787	4,642
* Google Inc.	22,518	4,348
* Yahoo! Inc.	112,339	4,233
Target Corp.	75,396	3,915
Lowe's Cos., Inc.	64,920	3,739

	Shares	Market Value^ (000)

Gillette Co.	82,798	$ 3,708
McDonald's Corp.	103,959	3,333
Carnival Corp.	52,270	3,012
Kimberly-Clark Corp.	40,232	2,648
Liberty Media Corp.	240,686	2,643
* Starbucks Corp.	32,793	2,045
NIKE, Inc. Class B	21,703	1,968
Cendant Corp.	84,008	1,964
* DirecTV Group, Inc.	114,370	1,915
Costco Wholesale Corp.	38,025	1,841
Gannett Co., Inc.	22,453	1,834
Clear Channel
Communications, Inc.	48,678	1,630
* IAC/InterActiveCorp	57,910	1,599
Best Buy Co., Inc.	26,739	1,589
The Gap, Inc.	74,302	1,569
* Electronic Arts Inc.	24,653	1,521
Avon Products, Inc.	38,991	1,509
* Amazon.com, Inc.	33,575	1,487
The McGraw-Hill Cos., Inc.	15,804	1,447
Waste Management, Inc.	47,898	1,434
Staples, Inc.	41,028	1,383
* Kohl's Corp.	28,020	1,378
* Las Vegas Sands Corp.	27,484	1,319
Omnicom Group Inc.	15,375	1,296
* Apollo Group, Inc. Class A	15,209	1,227
Marriott International, Inc.
Class A	18,826	1,186
Yum! Brands, Inc.	24,131	1,139
Tribune Co.	26,241	1,106
* Fox Entertainment Group, Inc.
Class A	35,225	1,101
TJX Cos., Inc.	41,605	1,046
Starwood Hotels & Resorts
Worldwide, Inc.	17,164	1,002
J.C. Penney Co., Inc.
(Holding Co.)	23,960	992
International Game Technology	28,779	989
* Bed Bath & Beyond, Inc.	24,589	979
Sears, Roebuck & Co.	17,458	891
* Coach, Inc.	15,533	876
Royal Caribbean Cruises, Ltd.	15,794	860
* MGM Mirage, Inc.	11,373	827
Federated Department
Stores, Inc.	14,207	821
* Sirius Satellite Radio, Inc.	105,179	805
* Univision Communications Inc.	26,651	780
Washington Post Co. Class B	782	769
Eastman Kodak Co.	23,617	762
Limited Brands, Inc.	33,080	762
* Kmart Holding Corp.	7,337	726
Hilton Hotels Corp.	31,755	$ 722
* VeriSign, Inc.	21,101	707
May Department Stores Co.	24,005	706
Harman International
Industries, Inc.	5,419	688
Mattel, Inc.	34,126	665
E.W. Scripps Co. Class A	13,396	647
R.R. Donnelley & Sons Co.	18,035	636
* XM Satellite Radio Holdings, Inc.	16,861	634
* AutoZone Inc.	6,906	631
Harrah's Entertainment, Inc.	9,370	627
Cintas Corp.	14,093	618
* Liberty Media International Inc.
Class A	13,083	605
EchoStar Communications Corp.
Class A	17,824	592
Black & Decker Corp.	6,681	590
* Fisher Scientific International Inc.	9,409	587
Dollar General Corp.	27,803	577
Newell Rubbermaid, Inc.	22,692	549
Nordstrom, Inc.	11,601	542
* Caesars Entertainment, Inc.	25,534	514
* Mohawk Industries, Inc.	5,500	502
VF Corp.	9,043	501
New York Times Co. Class A	12,119	494
* Interpublic Group of Cos., Inc.	34,857	467
Estee Lauder Cos. Class A	10,030	459
* Wynn Resorts Ltd.	6,804	455
CDW Corp.	6,818	452
* Office Depot, Inc.	25,862	449
Leggett & Platt, Inc.	15,745	448
RadioShack Corp.	13,267	436
Family Dollar Stores, Inc.	13,887	434
* AutoNation, Inc.	22,146	425
Knight Ridder	6,309	422
Republic Services, Inc. Class A	12,522	420
PETsMART, Inc.	11,815	420
Robert Half International, Inc.	14,228	419
Aramark Corp. Class B	15,309	406
Mandalay Resort Group	5,711	402
* Pixar, Inc.	4,650	398
Whirlpool Corp.	5,603	388
Jones Apparel Group, Inc.	10,504	384
Tiffany & Co.	12,015	384
Fastenal Co.	6,236	384
Liz Claiborne, Inc.	8,862	374
Darden Restaurants Inc.	13,298	369
Abercrombie & Fitch Co.	7,779	365
* Lamar Advertising Co. Class A	8,527	365
Wendy's International, Inc.	9,276	364
Alberto-Culver Co. Class B	7,464	362

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

* Toys R Us, Inc.	17,684	$ 362
Manpower Inc.	7,432	359
Ross Stores, Inc.	12,372	357
* Weight Watchers
International, Inc.	8,686	357
Polo Ralph Lauren Corp.	8,231	351
* DreamWorks Animation SKG, Inc.	9,256	347
* Getty Images, Inc.	4,994	344
* ChoicePoint Inc.	7,457	343
ServiceMaster Co.	24,734	341
The Stanley Works	6,918	339
* Career Education Corp.	8,401	336
* Williams-Sonoma, Inc.	9,575	336
* Iron Mountain, Inc.	10,990	335
Michaels Stores, Inc.	11,162	335
* Chico's FAS, Inc.	7,306	333
Foot Locker, Inc.	12,291	331
International Flavors &
Fragrances, Inc.	7,673	329
* Monster Worldwide Inc.	9,630	324
* Hewitt Associates, Inc.	9,930	318
Dex Media, Inc.	12,700	317
Boyd Gaming Corp.	7,353	306
The Neiman Marcus Group, Inc.
Class A	4,124	295
Station Casinos, Inc.	5,395	295
* Urban Outfitters, Inc.	6,630	294
Hasbro, Inc.	15,001	291
Outback Steakhouse	6,307	289
* Brinker International, Inc.	8,203	288
American Eagle Outfitters, Inc.	6,029	284
* Dollar Tree Stores, Inc.	9,770	280
The McClatchy Co. Class A	3,868	278
* CarMax, Inc.	8,907	277
Circuit City Stores, Inc.	17,462	273
* Advance Auto Parts, Inc.	6,200	271
GTECH Holdings Corp.	9,980	259
Sabre Holdings Corp.	11,632	258
* Allied Waste Industries, Inc.	27,348	254
Regal Entertainment Group
Class A	12,200	253
Belo Corp. Class A	9,506	249
Metro-Goldwyn-Mayer Inc.	20,439	243
International Speedway Corp.	4,561	241
* Activision, Inc.	11,902	240
OfficeMax, Inc.	7,417	233
Meredith Corp.	4,232	229
* Westwood One, Inc.	8,339	225
* Tech Data Corp.	4,932	224
Reebok International Ltd.	5,008	220
* Cogent Inc.	6,600	218
The Corporate Executive
Board Co.	3,186	$ 213
* Service Corp. International	28,460	212
* Gemstar-TV Guide
International, Inc.	35,728	212
* The Cheesecake Factory	6,480	210
* O'Reilly Automotive, Inc.	4,669	210
MSC Industrial Direct Co., Inc.
Class A	5,770	208
* Education Management Corp.	6,262	207
* Penn National Gaming, Inc.	3,400	206
* Copart, Inc.	7,678	202
* Columbia Sportswear Co.	3,370	201
* Barnes & Noble, Inc.	6,108	197
* West Corp.	5,854	194
Harte-Hanks, Inc.	7,324	190
* PETCO Animal Supplies, Inc.	4,800	190
The Brink's Co.	4,751	188
Applebee's International, Inc.	7,086	187
* Marvel Enterprises Inc.	9,145	187
* ITT Educational Services, Inc.	3,906	186
John Wiley & Sons Class A	5,245	183
* Timberland Co.	2,905	182
* Citadel Broadcasting Corp.	11,200	181
* Convergys Corp.	11,945	179
Dillard's Inc.	6,554	176
CBRL Group, Inc.	4,202	176
* Scientific Games Corp.	7,296	174
Saks Inc.	11,845	172
* Tempur-Pedic International Inc.	8,099	172
Snap-On Inc.	4,964	171
Lee Enterprises, Inc.	3,697	170
* BJ's Wholesale Club, Inc.	5,835	170
Regis Corp.	3,675	170
The Toro Co.	2,074	169
* Rent-A-Center, Inc.	6,360	169
Adesa, Inc.	7,938	168
Choice Hotel International, Inc.	2,864	166
Borders Group, Inc.	6,532	166
* Laureate Education Inc.	3,755	166
Claire's Stores, Inc.	7,734	164
* R.H. Donnelley Corp.	2,614	154
* Entercom Communications Corp.	4,270	153
* Valassis Communications, Inc.	4,330	152
* Earthlink, Inc.	13,051	150
* Sonic Corp.	4,855	148
Maytag Corp.	6,992	148
Nu Skin Enterprises, Inc.	5,809	147
* Fossil, Inc.	5,736	147
Ruby Tuesday, Inc.	5,552	145
* CNET Networks, Inc.	12,743	143

	Shares	Market Value^ (000)

Pier 1 Imports Inc.	7,260	$ 143
* Quiksilver, Inc.	4,790	143
* Pacific Sunwear of California, Inc.	6,371	142
* Corinthian Colleges, Inc.	7,524	142
IKON Office Solutions, Inc.	12,238	141
American Greetings Corp.
Class A	5,553	141
Speedway Motorsports, Inc.	3,568	140
bebe stores, inc.	5,163	139
* Take-Two Interactive
Software, Inc.	4,000	139
SCP Pool Corp.	4,350	139
* The Yankee Candle Co., Inc.	4,168	138
* Waste Connections, Inc.	4,024	138
Talbots Inc.	5,052	138
* Aeropostale, Inc.	4,650	137
Catalina Marketing Corp.	4,617	137
* Gaylord Entertainment Co.	3,251	135
Journal Communications, Inc.	7,400	134
Ethan Allen Interiors, Inc.	3,317	133
* Cabela's Inc.	5,800	132
* Travelzoo, Inc.	1,382	132
* AnnTaylor Stores Corp.	6,123	132
* Scholastic Corp.	3,518	130
* Electronics Boutique
Holdings Corp.	3,000	129
* InfoSpace, Inc.	2,689	128
* Corrections Corp. of
America REIT	3,150	127
* Zale Corp.	4,262	127
Callaway Golf Co.	9,426	127
* Big Lots Inc.	10,228	124
* United Stationers, Inc.	2,677	124
* Ask Jeeves, Inc.	4,605	123
Media General, Inc. Class A	1,897	123
Blockbuster Inc. Class A	12,849	123
Strayer Education, Inc.	1,115	122
Reader's Digest Association, Inc.	8,771	122
Blyth, Inc.	4,127	122
Furniture Brands
International Inc.	4,862	122
* Martha Stewart Living
Omnimedia, Inc.	4,187	122
United Auto Group, Inc.	4,100	121
* Sirva Inc.	6,300	121
Hearst-Argyle Television Inc.	4,588	121
Grey Global Group Inc.	110	121
* Jack in the Box Inc.	3,270	121
* CEC Entertainment Inc.	3,016	121
Hollinger International, Inc.	7,686	121
* P.F. Chang's China Bistro, Inc.	2,100	118
* Amerco, Inc.	2,522	$ 116
* MPS Group, Inc.	9,334	114
* GameStop Corp.	5,100	114
* Tractor Supply Co.	3,064	114
* Panera Bread Co.	2,800	113
* Tuesday Morning Corp.	3,680	113
* The Children's Place Retail
Stores, Inc.	3,043	113
* Wesco International, Inc.	3,791	112
* Navigant Consulting, Inc.	4,220	112
* Aztar Corp.	3,211	112
* Argosy Gaming Co.	2,379	111
Wolverine World Wide, Inc.	3,519	111
ABM Industries Inc.	5,606	110
* Overstock.com, Inc.	1,600	110
* Arbitron Inc.	2,815	110
Domino's Pizza, Inc.	6,100	109
* Men's Wearhouse, Inc.	3,379	108
Rollins, Inc.	4,068	107
* Dick's Sporting Goods, Inc.	3,000	105
* Shuffle Master, Inc.	2,226	105
* Dollar Thrifty Automotive
Group, Inc.	3,467	105
* Coldwater Creek Inc.	3,352	103
* Charming Shoppes, Inc.	11,006	103
* Too Inc.	4,206	103
K-Swiss, Inc.	3,488	102
The Nautilus Group, Inc.	4,200	102
* Insight Enterprises, Inc.	4,891	100
* Priceline.com, Inc.	4,223	100
* CMGI Inc.	38,755	99
IHOP Corp.	2,341	98
* Resources Connection, Inc.	1,800	98
Aaron Rents, Inc. Class B	3,900	97
* Rare Hospitality International Inc.	3,030	97
* ValueClick, Inc.	7,237	96
Banta Corp.	2,148	96
* Jarden Corp.	2,200	96
* Linens `n Things, Inc.	3,844	95
World Fuel Services Corp.	1,911	95
* Guitar Center, Inc.	1,800	95
Ameristar Casinos, Inc.	2,200	95
* Radio One, Inc. Class D	5,830	94
* The Pantry, Inc.	3,000	90
Kellwood Co.	2,600	90
* USANA Health Sciences, Inc.	2,600	89
Cato Corp. Class A	3,072	89
* 99 Cents Only Stores	5,470	88
* CKE Restaurants Inc.	6,089	88
* GSI Commerce, Inc.	4,968	88
* DeVry, Inc.	5,026	87

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

* United Natural Foods, Inc.	2,800	$ 87
Tupperware Corp.	4,186	87
* Helen of Troy Ltd.	2,572	86
* The Warnaco Group, Inc.	4,000	86
* THQ Inc.	3,764	86
* Korn/Ferry International	4,153	86
Kenneth Cole Productions, Inc.	2,772	86
Burlington Coat Factory
Warehouse Corp.	3,763	85
Sonic Automotive, Inc.	3,413	85
* PRIMEDIA Inc.	22,261	85
Matthews International Corp.	2,282	84
* DoubleClick Inc.	10,745	84
* WMS Industries, Inc.	2,455	82
* Stein Mart, Inc.	4,822	82
* Isle of Capri Casinos, Inc.	3,200	82
* Stage Stores, Inc.	1,965	82
Kelly Services, Inc. Class A	2,703	82
* Labor Ready, Inc.	4,796	81
Gevity HR, Inc.	3,938	81
ADVO, Inc.	2,270	81
* FTI Consulting, Inc.	3,800	80
G & K Services, Inc. Class A	1,833	80
* Teletech Holdings Inc.	8,151	79
* Journal Register Co.	4,004	77
The Pep Boys
(Manny, Moe & Jack)	4,534	77
* New York & Co., Inc.	4,600	76
The Marcus Corp.	3,016	76
* Emmis Communications, Inc.	3,916	75
* Red Robin Gourmet Burgers	1,400	75
* Pinnacle Entertainment, Inc.	3,777	75
* Tetra Tech, Inc.	4,450	74
Landry's Restaurants, Inc.	2,563	74
Central Parking Corp.	4,884	74
* Bright Horizons Family
Solutions, Inc.	1,133	73
* ProQuest Co.	2,451	73
* MAXIMUS, Inc.	2,298	72
Bob Evans Farms, Inc.	2,717	71
* Texas Roadhouse, Inc.	2,400	71
* Brightpoint, Inc.	3,620	71
Handleman Co.	3,292	71
* NetRatings, Inc.	3,680	71
Liberty Corp.	1,601	70
* Stewart Enterprises, Inc.
Class A	10,041	70
* Entravision
Communications Corp.	8,383	70
* Consolidated Graphics, Inc.	1,521	70
* Playtex Products, Inc.	8,735	70
* ShopKo Stores, Inc.	3,720	$ 69
Movado Group, Inc.	3,724	69
* Cross Country Healthcare, Inc.	3,800	69
* Universal Technical Institute Inc.	1,772	68
* Ryan's Restaurant Group, Inc.	4,362	67
Phillips-Van Heusen Corp.	2,489	67
* Global Imaging Systems, Inc.	1,700	67
* A.C. Moore Arts & Crafts, Inc.	2,314	67
* Vail Resorts Inc.	2,972	67
* Charles River Associates Inc.	1,424	67
* Ventiv Health, Inc.	3,262	66
Oakley, Inc.	5,157	66
* Group 1 Automotive, Inc.	2,062	65
* Payless ShoeSource, Inc.	5,268	65
* Hot Topic, Inc.	3,766	65
* CoStar Group, Inc.	1,400	65
Fred's, Inc.	3,700	64
* Steak n Shake Co.	3,200	64
Oxford Industries, Inc.	1,540	64
* Build-A-Bear-Workshop, Inc.	1,800	63
La-Z-Boy Inc.	4,115	63
Jackson Hewitt Tax Service Inc.	2,500	63
* Central Garden and Pet Co.	1,500	63
* CSK Auto Corp.	3,706	62
* Alloy, Inc.	7,675	62
* Hollywood Entertainment Corp.	4,724	62
* Carter's, Inc.	1,800	61
* Cumulus Media Inc.	3,999	60
* Six Flags, Inc.	11,223	60
* Lakes Entertainment, Inc.	3,662	60
* infoUSA Inc.	5,316	59
* Trans World Entertainment Corp.	4,768	59
* Lin TV Corp.	3,100	59
Renaissance Learning, Inc.	3,186	59
* Leapfrog Enterprises, Inc.	4,342	59
Finish Line, Inc.	3,200	59
* Papa John's International, Inc.	1,697	58
* Revlon, Inc. Class A	25,228	58
* Krispy Kreme Doughnuts, Inc.	4,602	58
* Midway Games Inc.	5,509	58
Chemed Corp.	857	58
* Crown Media Holdings, Inc.	6,671	57
* Charter Communications, Inc.	25,584	57
* Vertrue Inc.	1,494	56
* aQuantive, Inc.	6,310	56
* Spanish Broadcasting
System, Inc.	5,339	56
* United Online, Inc.	4,830	56
* The Dress Barn, Inc.	3,154	56
The Stride Rite Corp.	4,957	55
Christopher & Banks Corp.	3,000	55

	Shares	Market Value^ (000)

* California Pizza Kitchen, Inc.	2,379	$ 55
* Cost Plus, Inc.	1,700	55
* Dave & Busters, Inc.	2,697	54
Gray Television, Inc.	3,500	54
* Coinstar, Inc.	2,013	54
* Cox Radio, Inc.	3,272	54
The Buckle, Inc.	1,819	54
* Great Wolf Resorts, Inc.	2,382	53
* America's Car-Mart, Inc.	1,400	53
Pulitzer, Inc.	816	53
* Wireless Facilities, Inc.	5,579	53
Big 5 Sporting Goods Corp.	1,800	52
* Alliance Gaming Corp.	3,788	52
* K2 Inc.	3,291	52
* The Sports Authority, Inc.	2,021	52
* Hibbett Sporting Goods, Inc.	1,950	52
Action Performance Cos., Inc.	4,709	52
Russell Corp.	2,654	52
* The Advisory Board Co.	1,400	52
* Drugstore.com, Inc.	15,178	52
Movie Gallery, Inc.	2,700	51
Churchill Downs, Inc.	1,151	51
Lone Star Steakhouse &
Saloon, Inc.	1,837	51
Watson Wyatt & Co. Holdings	1,900	51
* Hartmarx Corp.	6,564	51
* Steven Madden, Ltd.	2,700	51
* Life Time Fitness, Inc.	1,956	51
World Wrestling
Entertainment, Inc.	4,165	51
* Digital Theater Systems Inc.	2,500	50
* Select Comfort Corp.	2,800	50
* The Boyds Collection, Ltd.	11,416	50
* Forrester Research, Inc.	2,790	50
* PC Connection, Inc.	5,248	50
Bowne & Co., Inc.	3,062	50
Startek, Inc.	1,746	50
Pre-Paid Legal Services, Inc.	1,320	50
Stanley Furniture Co., Inc.	1,100	49
Sinclair Broadcast Group, Inc.	5,367	49
Triarc Cos., Inc. Class B	3,988	49
* ValueVision Media, Inc.	3,477	48
American Woodmark Corp.	1,100	48
* Radio One, Inc.	2,980	48
Viad Corp.	1,676	48
* Spherion Corp.	5,660	48
Blair Corp.	1,319	47
* JAKKS Pacific, Inc.	2,124	47
* BJ's Restaurants Inc.	3,300	46
* Insurance Auto Auctions, Inc.	2,048	46
* NetFlix.com, Inc.	3,700	46
Brown Shoe Co., Inc.	1,529	$ 46
* Benihana Inc. Class A	2,806	46
* Young Broadcasting Inc.	4,270	45
* Lifeline Systems, Inc.	1,734	45
* Clark, Inc.	2,860	44
National Presto Industries, Inc.	974	44
* AMN Healthcare Services, Inc.	2,781	44
* Guess ?, Inc.	3,499	44
Bassett Furniture Industries, Inc.	2,235	44
* Nexstar Broadcasting Group, Inc.	4,752	44
* Casella Waste Systems, Inc.	2,992	44
* Autobytel Inc.	7,241	44
* Casual Male Retail Group, Inc.	7,977	43
The Topps Co., Inc.	4,456	43
* Kirkland's, Inc.	3,535	43
* Shoe Carnival, Inc.	3,340	43
* School Specialty, Inc.	1,122	43
* Insight Communications Co., Inc.	4,648	43
* Playboy Enterprises, Inc. Class B	3,463	43
Libbey, Inc.	1,904	42
* Volt Information Sciences Inc.	1,436	42
* MTR Gaming Group Inc.	3,986	42
L.S. Starrett Co. Class A	2,036	42
Hancock Fabrics, Inc.	4,023	42
* MarketWatch Inc.	2,315	42
Advanced Marketing Services	4,122	41
* The Gymboree Corp.	3,192	41
* Clean Harbors Inc.	2,700	41
* AFC Enterprises, Inc.	1,721	41
CDI Corp.	1,894	40
* Jos. A. Bank Clothiers, Inc.	1,425	40
* Educate, Inc.	3,045	40
* Skechers U.S.A., Inc.	3,108	40
* Jo-Ann Stores, Inc.	1,450	40
* Water Pik Technologies, Inc.	2,229	40
* J. Jill Group, Inc.	2,648	39
* Multimedia Games Inc.	2,500	39
* Administaff, Inc.	3,104	39
* Century Business Services, Inc.	8,949	39
* 1-800-FLOWERS.COM, Inc.	4,632	39
* Candie's, Inc.	7,208	39
* Charlotte Russe Holding Inc.	3,800	38
Dover Downs Gaming &
Entertainment, Inc.	2,907	38
* 4Kids Entertainment Inc.	1,800	38
* PDI, Inc.	1,691	38
Thomas Nelson, Inc.	1,661	38
* Salem Communications Corp.	1,500	37
* Kforce Inc.	3,231	36
* Elizabeth Arden, Inc.	1,500	36
* Pegasus Solutions Inc.	2,764	35

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

Angelica Corp.	1,287	$ 35
* NIC Inc.	6,831	35
* Bally Total Fitness Holding Corp.	8,138	35
* SOURCECORP, Inc.	1,805	34
Dover Motorsports, Inc.	5,954	34
* The Princeton Review, Inc.	5,500	34
* S&K Famous Brands Inc.	2,067	34
* iVillage Inc.	5,432	34
* Central European
Distribution Corp.	1,125	33
* Nashua Corp.	2,899	33
Haggar Corp.	1,400	33
* Heidrick & Struggles
International, Inc.	954	33
* DiamondCluster
International, Inc.	2,278	33
* EZCORP, Inc.	2,091	32
* First Consulting Group, Inc.	5,192	32
* TiVo Inc.	5,343	31
* O'Charley's Inc.	1,600	31
Courier Corp.	600	31
* JAMDAT Mobile Inc.	1,500	31
* 1-800 CONTACTS, Inc.	1,400	31
* Learning Tree International, Inc.	2,288	31
* Applica Inc.	5,044	31
Mannatech, Inc.	1,600	30
* Navarre Corp.	1,714	30
* Regent Communications, Inc.	5,607	30
* RC2 Corp.	903	29
* Neoforma, Inc.	3,798	29
* Syms Corp.	2,395	29
* Universal Electronics, Inc.	1,648	29
Ambassadors Group, Inc.	800	28
* Monarch Casino & Resort, Inc.	700	28
* LodgeNet Entertainment Corp.	1,600	28
Stamps.com Inc.	1,779	28
* Perry Ellis International Corp.	1,372	28
* Innotrac Corp.	3,214	27
Superior Uniform Group, Inc.	1,793	27
* Enesco Group, Inc.	3,297	27
* Harris Interactive Inc.	3,300	26
Triarc Cos., Inc. Class A	1,994	26
Inter Parfums, Inc.	1,600	25
* Retail Ventures, Inc.	3,569	25
Fedders Corp.	6,886	25
* Genesco, Inc.	800	25
* Department 56 Inc.	1,426	24
CPI Corp.	1,745	24
* Midas Inc.	1,185	24
* Saga Communications, Inc.	1,400	24
* Brookstone, Inc.	1,200	23
* Asbury Automotive Group, Inc.	1,700	$ 23
* FindWhat.com	1,300	23
* Atari, Inc.	7,811	23
* Sharper Image Corp.	1,200	23
Traffix, Inc.	3,467	22
* Hudson Highland Group, Inc.	759	22
* Friendly Ice Cream Corp.	2,582	22
Russ Berrie and Co., Inc.	900	21
UniFirst Corp.	726	21
* SM&A Corp.	2,359	20
* iPass Inc.	2,700	20
* West Marine, Inc.	800	20
Allen Organ Co.	283	19
* Concord Camera Corp.	8,500	19
* PLATO Learning, Inc.	2,572	19
Goody's Family Clothing	2,095	19
* Beasley Broadcast Group, Inc.	1,080	19
* Luby's, Inc.	2,513	19
* Medical Staffing Network
Holdings, Inc.	2,300	19
Blockbuster Inc. Class B	2,111	19
Cadmus Communications	1,449	19
* Geo Group Inc.	677	18
* Management Network Group Inc.	7,610	18
* Tweeter Home Entertainment
Group, Inc.	2,600	18
* Navigant International, Inc.	1,440	18
* ParkerVision, Inc.	1,902	17
* The Wet Seal, Inc. Class A	7,443	17
* Conn's, Inc.	995	17
* Cornell Companies, Inc.	1,100	17
* Blue Nile Inc.	600	17
* Lazare Kaplan International, Inc.	1,707	16
Lithia Motors, Inc.	600	16
* Wyndham International, Inc.
Class A	13,380	16
* On Assignment, Inc.	3,055	16
* SITEL Corp.	6,305	16
* MarineMax, Inc.	500	15
* Spherix Inc.	4,519	15
* Fisher Communications, Inc.	300	15
Carmike Cinemas, Inc.	400	15
* Checkers Drive-In
Restaurants, Inc.	1,088	15
* Strategic Distribution, Inc.	1,081	14
Lawson Products, Inc.	284	14
* Cellstar Corp.	3,217	14
* Deckers Outdoor Corp.	300	14
* Cenveo Inc.	4,425	14
* LECG Corp.	734	14
* Carriage Services, Inc.	2,708	13

	Shares	Market Value^ (000)

* Oneida Ltd.	4,222	$ 13
CSS Industries, Inc.	400	13
* Correctional Services Corp.	4,325	13
* Worldwide Restaurant
Concepts Inc.	2,964	12
* Raindance Communications, Inc.	5,187	12
* Perficient, Inc.	1,810	12
* Buca, Inc.	1,600	11
Haverty Furniture Cos., Inc.	600	11
Schawk, Inc.	600	11
* Mothers Work, Inc.	800	11
* Big Dog Holdings, Inc.	1,650	11
* eMerge Interactive, Inc.	6,634	11
* LookSmart, Ltd.	4,764	10
* Gartner, Inc. Class B	841	10
* Gander Mountain Co.	800	10
* Pegasus Communications Corp.	1,056	10
* Greg Manning Auctions, Inc.	800	10
* Franklin Electronic Publishers, Inc.	2,242	10
* Daily Journal Corp.	260	10
* LKQ Corp.	473	9
* Century Casinos, Inc.	1,000	9
* Emerson Radio Corp.	2,400	9
* PriceSmart, Inc.	1,105	8
* Alderwoods Group, Inc.	709	8
* Digital Generation Systems	6,395	8
* Total Entertainment
Restaurant Corp.	667	8
* SPEEDUS Corp.	2,777	8
* Interstate Hotels & Resorts, Inc.	1,462	8
* Internap Network Services Corp.	8,392	8
* Champps Entertainment Inc.	900	8
Stephan Co.	1,743	7
* APAC Teleservices, Inc.	3,928	7
* Greenfield Online, Inc.	300	7
* Systemax Inc.	848	6
* Metro One
Telecommunications, Inc.	3,900	6
* COMFORCE Corp.	2,081	6
* Acme Communications, Inc.	800	6
Flexsteel Industry	300	5
* Edgewater Technology, Inc.	1,077	5
* Medialink Worldwide, Inc.	1,489	5
* Digital Impact, Inc.	3,471	5
* Pfsweb Inc.	1,689	5
* Synagro Technologies Inc.	1,506	5
* Empire Resorts Inc.	400	4
* EasyLink Services Corp.	3,048	4
* Paxson Communications Corp.	2,800	4
* Gadzooks, Inc.	3,843	4
* ICT Group, Inc.	375	4
* Protection One, Inc.	9,439	$ 4
* Trump Hotels & Casino
Resorts, Inc.	1,687	3
ILX Resorts Inc.	329	3
* Exponent, Inc.	100	3
* Register.com, Inc.	397	3
Waste Industries USA, Inc.	200	2
* Brillian Corp.	666	2
Craftmade International, Inc.	100	2
* News Corp., Inc., Class B	100	2
* Mayor's Jeweler's, Inc.	2,977	2
* Gallery of History, Inc.	466	2
* 24/7 Real Media, Inc.	380	2
* A.T. Cross Co. Class A	300	1
* Verticalnet, Inc.	850	1
* Marchex, Inc.	60	1
* Rainmaker Systems, Inc.	992	1
* PriceSmart, Inc. Rights
Exp. 1/21/2005	1,105	1
* Onvia.com, Inc.	174	1
Star Buffet, Inc.	186	1
* Hanover Direct, Inc.	681	1
* Geerlings & Wade Inc.	764	1
* LQ Corp. Inc.	381	1
* National Technical Systems, Inc.	107	1
* Fresh Choice, Inc.	1,092	—
* Vermont Teddy Bear Co., Inc.	59	—
* Major Automotive Cos., Inc.	435	—
* VCampus Corp.	142	—
* Visual Data Corp.	139	—
Escrow Bush Industries, Inc.	3,784	—
* Provo International Inc.	876	—
* CTI Industries Corp.	71	—
* Headway Corporate
Resources, Inc.	3,808	—

	207,517

Consumer Staples (6.5%)
The Procter & Gamble Co.	209,770	11,554
Altria Group, Inc.	169,078	10,331
The Coca-Cola Co.	201,942	8,407
PepsiCo, Inc.	139,898	7,303
Kraft Foods Inc.	141,208	5,028
Anheuser-Busch Cos., Inc.	66,149	3,356
Walgreen Co.	84,647	3,248
Colgate-Palmolive Co.	43,834	2,243
Sysco Corp.	52,773	2,014
Sara Lee Corp.	65,227	1,575
General Mills, Inc.	31,441	1,563
Kellogg Co.	33,792	1,509
CVS Corp.	32,791	1,478
ConAgra Foods, Inc.	43,582	1,283

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

Wm. Wrigley Jr. Co.	18,472	$ 1,278
Hershey Foods Corp.	21,231	1,179
H.J. Heinz Co.	29,023	1,132
* The Kroger Co.	61,480	1,078
The Clorox Co.	17,498	1,031
Campbell Soup Co.	33,938	1,014
Reynolds American Inc.	12,181	957
Coca-Cola Enterprises, Inc.	38,668	806
* Safeway, Inc.	36,861	728
Albertson's, Inc.	30,324	724
UST, Inc.	13,612	655
The Pepsi Bottling Group, Inc.	20,647	558
Tyson Foods, Inc.	29,044	534
Brown-Forman Corp. Class B	10,039	489
Whole Foods Market, Inc.	5,114	488
McCormick & Co., Inc.	11,550	446
* Dean Foods Co.	12,963	427
* Constellation Brands, Inc.
Class A	8,748	407
SuperValu Inc.	11,162	385
Hormel Foods Corp.	11,442	359
* Smithfield Foods, Inc.	9,336	276
PepsiAmericas, Inc.	11,371	242
Adolph Coors Co. Class B	3,174	240
* 7-Eleven, Inc.	9,681	232
J.M. Smucker Co.	4,896	230
* Del Monte Foods Co.	17,346	191
Church & Dwight, Inc.	5,323	179
Pilgrim's Pride Corp.	5,558	171
* Rite Aid Corp.	42,857	157
Tootsie Roll Industries, Inc.	4,207	146
* NBTY, Inc.	5,936	143
Fresh Del Monte Produce Inc.	4,643	137
Flowers Foods, Inc.	3,926	124
* Performance Food Group Co.	4,187	113
Universal Corp. (VA)	2,301	110
Ralcorp Holdings, Inc.	2,562	107
Ruddick Corp.	4,415	96
Sensient Technologies Corp.	3,912	94
Longs Drug Stores, Inc.	3,382	93
Weis Markets, Inc.	2,372	91
Lance, Inc.	4,349	83
Casey's General Stores, Inc.	4,478	81
* Hain Celestial Group, Inc.	3,924	81
Sanderson Farms, Inc.	1,650	71
Seaboard Corp.	70	70
Vector Group Ltd.	4,065	68
Chiquita Brands
International, Inc.	2,816	62
Schweitzer-Mauduit
International, Inc.	1,685	57
* The Great Atlantic & Pacific Tea
Co., Inc.	5,133	$ 53
Winn-Dixie Stores, Inc.	11,051	50
Nash-Finch Co.	1,299	49
* Pathmark Stores, Inc.	8,260	48
Standard Commercial Tobacco Co.	2,440	47
* Chalone Wine Group Ltd.	3,201	45
* Smart & Final Inc.	2,400	35
American Italian Pasta Co.	1,451	34
* Boston Beer Co., Inc. Class A	1,486	32
Dimon Inc.	4,458	30
Coca-Cola Bottling Co.	522	30
* Provide Commerce Inc.	800	30
* M&F Worldwide Corp.	2,122	29
* Todhunter International, Inc.	1,975	26
Farmer Brothers, Inc.	980	24
* Peet's Coffee & Tea Inc.	800	21
* Wild Oats Markets Inc.	1,800	16
J & J Snack Foods Corp.	300	15
* Lifeway Foods, Inc.	1,554	14
* John B. Sanfilippo & Son, Inc.	500	13
* Green Mountain Coffee
Roasters, Inc.	500	13
Arden Group Inc. Class A	100	10
* Omega Protein Corp.	1,100	9
* Nutraceutical International Corp.	300	5
* Nutrition 21 Inc.	4,377	5
* Star Scientific, Inc.	800	4
Rocky Mountain Chocolate
Factory, Inc.	250	4
* Redhook Ale Brewery, Inc.	825	3
* Diedrich Coffee, Inc.	25	—

	80,006

Financial Services (21.8%)
Citigroup, Inc.	426,296	20,539
Bank of America Corp.	335,322	15,757
American International
Group, Inc.	215,203	14,132
JPMorgan Chase & Co.	293,861	11,464
Wells Fargo & Co.	139,335	8,660
Wachovia Corp.	132,635	6,977
American Express Co.	104,684	5,901
Fannie Mae	79,943	5,693
Morgan Stanley	90,694	5,035
U.S. Bancorp	155,204	4,861
Merrill Lynch & Co., Inc.	77,288	4,620
Freddie Mac	56,831	4,188
The Goldman Sachs Group, Inc.	39,858	4,147
Washington Mutual, Inc.	72,028	3,045
First Data Corp.	70,762	3,010
MBNA Corp.	105,484	2,974

	Shares	Market Value^ (000)

Allstate Corp.	57,163	$ 2,956
Metropolitan Life Insurance Co.	61,905	2,508
Prudential Financial, Inc.	42,828	2,354
Fifth Third Bancorp	46,228	2,186
SunTrust Banks, Inc.	29,579	2,185
Automatic Data Processing, Inc.	48,710	2,160
The Bank of New York Co., Inc.	64,018	2,139
National City Corp.	54,674	2,053
St. Paul Travelers Cos., Inc.	55,226	2,047
Lehman Brothers Holdings, Inc.	22,402	1,960
SLM Corp.	36,013	1,923
BB&T Corp.	45,710	1,922
Countrywide Financial Corp.	46,556	1,723
AFLAC Inc.	41,806	1,666
Capital One Financial Corp.	19,771	1,665
The Hartford Financial Services
Group Inc.	24,004	1,664
Golden West Financial Corp.	25,224	1,549
Franklin Resources Corp.	20,579	1,433
Marsh & McLennan Cos., Inc.	43,025	1,416
Progressive Corp. of Ohio	16,489	1,399
State Street Corp.	27,717	1,361
Regions Financial Corp.	38,098	1,356
Charles Schwab Corp.	112,888	1,350
PNC Financial Services Group	23,286	1,338
The Chubb Corp.	15,692	1,207
Simon Property Group, Inc. REIT	18,203	1,177
KeyCorp	33,556	1,138
North Fork Bancorp, Inc.	38,610	1,114
Genworth Financial Inc.	40,401	1,091
Mellon Financial Corp.	34,971	1,088
Loews Corp.	15,249	1,072
Paychex, Inc.	31,181	1,063
The Principal Financial
Group, Inc.	25,837	1,058
Moody's Corp.	12,140	1,054
M & T Bank Corp.	9,602	1,035
Equity Office Properties
Trust REIT	33,305	970
CIGNA Corp.	11,321	923
Northern Trust Corp.	18,133	881
Bear Stearns Co., Inc.	8,601	880
Comerica, Inc.	14,135	863
Equity Residential REIT	23,150	838
Marshall & Ilsley Corp.	18,343	811
CIT Group Inc.	17,393	797
UnionBanCal Corp.	12,318	794
Vornado Realty Trust REIT	10,386	791
AmSouth Bancorp	29,258	758
MBIA, Inc.	11,784	746
Ambac Financial Group, Inc.	8,931	734
Synovus Financial Corp.	25,528	$ 730
H & R Block, Inc.	13,856	679
Lincoln National Corp.	14,485	676
* SunGard Data Systems, Inc.	23,778	674
T. Rowe Price Group Inc.	10,512	654
Fidelity National Financial, Inc.	14,312	654
General Growth Properties
Inc. REIT	18,040	652
ProLogis REIT	14,989	649
* Fiserv, Inc.	16,105	647
Sovereign Bancorp, Inc.	28,368	640
The Chicago
Mercantile Exchange	2,770	633
Popular, Inc.	21,938	632
Aon Corp.	26,025	621
Archstone-Smith Trust REIT	16,182	620
Cincinnati Financial Corp.	13,789	610
SAFECO Corp.	11,647	608
Legg Mason Inc.	8,300	608
Public Storage, Inc. REIT	10,561	589
Jefferson-Pilot Corp.	11,279	586
White Mountains Insurance
Group Inc.	902	583
Plum Creek Timber Co. Inc. REIT	15,125	581
Boston Properties, Inc. REIT	8,927	577
Hudson City Bancorp, Inc.	15,367	566
* CNA Financial Corp.	21,051	562
MGIC Investment Corp.	8,130	560
Kimco Realty Corp. REIT	9,194	533
Banknorth Group, Inc.	14,139	517
Torchmark Corp.	8,979	513
Zions Bancorp	7,411	504
Host Marriott Corp. REIT	29,138	504
Compass Bancshares Inc.	10,332	503
* Ameritrade Holding Corp.	34,761	494
Huntington Bancshares Inc.	19,101	473
* E*TRADE Financial Corp.	30,355	454
New York Community
Bancorp, Inc.	21,878	450
Avalonbay Communities,
Inc. REIT	5,917	446
First Horizon National Corp.	10,316	445
Doral Financial Corp.	9,013	444
UnumProvident Corp.	24,432	438
Commerce Bancorp, Inc.	6,467	416
iStar Financial Inc. REIT	9,183	416
Radian Group, Inc.	7,608	405
Leucadia National Corp.	5,823	405
Total System Services, Inc.	16,547	402
Duke Realty Corp. REIT	11,739	401
* Providian Financial Corp.	24,196	399

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

Old Republic International Corp.	15,097	$ 382
* WellChoice Inc.	7,100	379
Hibernia Corp. Class A	12,819	378
Developers Diversified Realty
Corp. REIT	8,440	374
TCF Financial Corp.	11,478	369
Assurant, Inc.	11,700	357
* DST Systems, Inc.	6,844	357
SEI Investments Co.	8,473	355
Associated Banc-Corp.	10,648	354
* The Dun & Bradstreet Corp.	5,809	347
Transatlantic Holdings, Inc.	5,582	345
The PMI Group Inc.	8,162	341
Mercantile Bankshares Corp.	6,451	337
Janus Capital Group Inc.	19,701	331
W.R. Berkley Corp.	6,936	327
* AmeriCredit Corp.	13,374	327
Equifax, Inc.	11,423	321
* Alliance Data Systems Corp.	6,600	313
The Macerich Co. REIT	4,986	313
Liberty Property Trust REIT	7,184	310
People's Bank	7,973	310
Apartment Investment &
Management Co. Class A REIT	8,012	309
Nuveen Investments, Inc.
Class A	7,716	305
Student Loan Corp.	1,654	304
Health Care Properties
Investors REIT	10,938	303
* Markel Corp.	832	303
* The First Marblehead Corp.	5,375	302
Eaton Vance Corp.	5,761	300
Dow Jones & Co., Inc.	6,933	299
City National Corp.	4,178	295
Independence Community
Bank Corp.	6,907	294
* CheckFree Corp.	7,615	290
Weingarten Realty
Investors REIT	7,221	290
Mills Corp. REIT	4,521	288
Regency Centers Corp. REIT	5,176	287
Commerce Bancshares, Inc.	5,676	285
A.G. Edwards & Sons, Inc.	6,524	282
Erie Indemnity Co. Class A	5,354	281
AMB Property Corp. REIT	6,957	281
Federated Investors, Inc.	9,155	278
Investors Financial Services Corp.	5,494	275
Mercury General Corp.	4,559	273
United Dominion Realty
Trust REIT	10,811	268
Catellus Development Corp. REIT	8,693	266
Unitrin, Inc.	5,828	$ 265
Hospitality Properties Trust REIT	5,659	260
Astoria Financial Corp.	6,508	260
Ryder System, Inc.	5,423	259
* Conseco, Inc.	12,930	258
* CapitalSource Inc.	10,000	257
Brown & Brown, Inc.	5,888	256
New Century REIT, Inc.	4,000	256
First American Corp.	7,243	255
Reinsurance Group of
America, Inc.	5,248	254
Sky Financial Group, Inc.	8,868	254
Protective Life Corp.	5,902	252
Arthur J. Gallagher & Co.	7,723	251
Trizec Properties, Inc. REIT	13,080	247
Fulton Financial Corp.	10,351	241
Friedman, Billings, Ramsey
Group, Inc. REIT	12,291	238
New Plan Excel Realty
Trust REIT	8,791	238
Mack-Cali Realty Corp. REIT	5,136	236
* BOK Financial Corp.	4,844	236
Colonial BancGroup, Inc.	11,077	235
Valley National Bancorp	8,307	230
Bank of Hawaii Corp.	4,497	228
Capitol Federal Financial	6,306	227
Webster Financial Corp.	4,467	226
Fair, Isaac, Inc.	6,100	224
Federal Realty Investment
Trust REIT	4,320	223
First BanCorp Puerto Rico	3,463	220
American National Insurance Co.	2,110	220
W Holding Co., Inc.	9,402	216
Pan Pacific Retail Properties,
Inc. REIT	3,429	215
Cullen/Frost Bankers, Inc.	4,348	211
Wilmington Trust Corp.	5,724	207
Arden Realty Group, Inc. REIT	5,477	207
* CB Richard Ellis Group, Inc.	6,133	206
Rayonier Inc. REIT	4,175	204
Annaly Mortgage Management
Inc. REIT	10,385	204
FirstMerit Corp.	7,096	202
Thornburg Mortgage, Inc. REIT	6,972	202
StanCorp Financial Group, Inc.	2,423	200
CBL & Associates Properties,
Inc. REIT	2,603	199
Ventas, Inc. REIT	7,237	198
American Financial Group, Inc.	6,321	198
The South Financial Group, Inc.	6,068	197
Westcorp, Inc.	4,294	197

	Shares	Market Value^ (000)

SL Green Realty Corp. REIT	3,233	$ 196
Jefferies Group, Inc.	4,856	196
CenterPoint Properties
Corp. REIT	4,068	195
HRPT Properties Trust REIT	14,899	191
Reckson Associates Realty
Corp. REIT	5,796	190
Raymond James Financial, Inc.	6,135	190
Global Payments Inc.	3,223	189
Certegy, Inc.	5,264	187
* Alleghany Corp.	638	182
Nationwide Financial
Services, Inc.	4,744	181
HCC Insurance Holdings, Inc.	5,447	180
IndyMac Bancorp, Inc.	5,133	177
East West Bancorp, Inc.	4,200	176
* Affiliated Managers Group, Inc.	2,591	176
Washington Federal Inc.	6,592	175
Shurgard Storage Centers,
Inc. Class A REIT	3,972	175
UCBH Holdings, Inc.	3,800	174
Health Care Inc. REIT	4,478	171
Camden Property Trust REIT	3,345	171
BRE Properties Inc. Class A REIT	4,176	168
Realty Income Corp. REIT	3,326	168
WFS Financial, Inc.	3,301	168
Commerce Group, Inc.	2,739	167
* BISYS Group, Inc.	10,158	167
* Instinet Group Inc.	27,701	167
Park National Corp.	1,229	167
International Bancshares Corp.	4,205	166
* Interactive Data Corp.	7,606	165
Cathay General Bancorp	4,364	164
Waddell & Reed Financial, Inc.	6,810	163
Westamerica Bancorporation	2,744	160
Fremont General Corp.	6,349	160
Whitney Holdings Corp.	3,528	159
Healthcare Realty Trust Inc. REIT	3,871	158
BancorpSouth, Inc.	6,457	157
MoneyGram International, Inc.	7,404	157
Deluxe Corp.	4,161	155
Essex Property Trust, Inc. REIT	1,831	153
Equity One, Inc. REIT	6,299	149
Crescent Real Estate, Inc. REIT	8,174	149
FactSet Research Systems Inc.	2,534	148
CarrAmerica Realty Corp. REIT	4,470	148
American Financial Realty
Trust REIT	9,100	147
Hudson United Bancorp	3,723	147
Trustmark Corp.	4,718	147
Jack Henry & Associates Inc.	7,317	146
AmerUs Group Co.	3,211	145
* Allmerica Financial Corp.	4,407	$ 145
NewAlliance Bancshares, Inc.	9,455	145
* La Quinta Corp. REIT	15,801	144
Prentiss Properties Trust REIT	3,747	143
* Silicon Valley Bancshares	3,168	142
First Midwest Bancorp, Inc.	3,886	141
Brandywine Realty Trust REIT	4,774	140
Nationwide Health Properties,
Inc. REIT	5,902	140
Old National Bancorp	5,365	139
First Industrial Realty Trust REIT	3,377	138
Pacific Capital Bancorp	4,046	138
Provident Financial Services Inc.	7,098	137
United Bankshares, Inc.	3,602	137
First Citizens BancShares Class A	923	137
Taubman Co. REIT	4,466	134
BankAtlantic Bancorp, Inc. Class A	6,701	133
Odyssey Re Holdings Corp.	5,280	133
Southwest Bancorporation of
Texas, Inc.	5,702	133
Highwood Properties, Inc. REIT	4,780	132
UICI	3,889	132
Citizens Banking Corp.	3,831	132
Cousins Properties, Inc. REIT	4,347	132
Downey Financial Corp.	2,301	131
Texas Regional Bancshares, Inc.	3,996	131
* United Rentals, Inc.	6,908	131
MAF Bancorp, Inc.	2,910	130
Delphi Financial Group, Inc.	2,806	129
GATX Corp.	4,377	129
* Nelnet, Inc.	4,800	129
Impac Mortgage Holdings,
Inc. REIT	5,700	129
* Kronos, Inc.	2,527	129
Home Properties, Inc. REIT	2,980	128
Pennsylvania REIT	2,972	127
Greater Bay Bancorp	4,541	127
* Ohio Casualty Corp.	5,444	126
American Home Mortgage
Investment Corp. REIT	3,614	124
Heritage Property Investment
Trust REIT	3,836	123
Flagstar Bancorp, Inc.	5,438	123
* Alexander's, Inc. REIT	569	122
Inland Real Estate Corp. REIT	7,658	122
Global Signal, Inc. REIT	4,400	121
* Philadelphia Consolidated
Holding Corp.	1,813	120
Redwood Trust, Inc. REIT	1,931	120
Alexandria Real Estate Equities,
Inc. REIT	1,600	119
Chittenden Corp.	4,131	119

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

Glimcher Realty Trust REIT	4,238	$ 117
Capital Automotive REIT	3,300	117
Gabelli Asset Management Inc	2,400	116
Hilb, Rogal and Hamilton Co.	3,208	116
* Arch Capital Group Ltd.	3,000	116
BlackRock, Inc.	1,500	116
Washington REIT	3,370	114
CVB Financial Corp.	4,289	114
* Knight Trading Group, Inc.	10,367	114
TrustCo Bank NY	8,222	113
Corus Bankshares Inc.	2,357	113
LaSalle Hotel Properties REIT	3,500	111
Post Properties, Inc. REIT	3,191	111
Santander BanCorp	3,673	111
Selective Insurance Group	2,500	111
Commercial Capital Bancorp, Inc.	4,759	110
UMB Financial Corp.	1,945	110
The Phoenix Cos., Inc.	8,800	110
Novastar Financial, Inc. REIT	2,200	109
* Jones Lang Lasalle Inc.	2,908	109
National Financial Partners Corp.	2,800	109
MB Financial, Inc.	2,567	108
Provident Bankshares Corp.	2,962	108
Senior Housing Properties
Trust REIT	5,634	107
Alfa Corp.	6,954	106
Wintrust Financial Corp.	1,850	105
First Commonwealth
Financial Corp.	6,840	105
R & G Financial Corp. Class B	2,700	105
Susquehanna Bancshares, Inc.	4,184	104
First Niagara Financial Group, Inc.	7,449	104
Equity Lifestyle Properties,
Inc. REIT	2,887	103
First Republic Bank	1,941	103
* Sotheby's Holdings Class A	5,637	102
* CompuCredit Corp.	3,732	102
First National Bankshares
of Florida	4,266	102
* eFunds Corp.	4,242	102
21st Century Insurance Group	7,466	102
Northwest Bancorp, Inc.	4,008	101
Umpqua Holdings Corp.	3,973	100
AMLI Residential Properties
Trust REIT	3,100	99
Kilroy Realty Corp. REIT	2,314	99
Summit Properties, Inc. REIT	3,036	99
Cash America International Inc.	3,288	98
John H. Harland Co.	2,696	97
Chemical Financial Corp.	2,236	96
Central Pacific Financial Co.	2,648	96
Republic Bancorp, Inc.	6,255	96
* eSPEED, Inc. Class A	7,667	$ 95
First Charter Corp.	3,603	94
Entertainment Properties
Trust REIT	2,100	94
Maguire Properties, Inc. REIT	3,400	93
PS Business Parks, Inc. REIT	2,049	92
Waypoint Financial Corp.	3,248	92
* Financial Federal Corp.	2,343	92
S & T Bancorp, Inc.	2,428	92
Commercial Federal Corp.	3,051	91
Zenith National Insurance Corp.	1,801	90
Corporate Office Properties
Trust, Inc. REIT	3,040	89
United Community Banks, Inc.	3,300	89
Anchor Bancorp Wisconsin Inc.	3,034	88
* Ocwen Financial Corp.	9,137	87
Horace Mann Educators Corp.	4,545	87
Saxon Inc. REIT	3,600	86
* ProAssurance Corp.	2,200	86
Anthracite Capital Inc. REIT	6,911	85
R.L.I. Corp.	2,044	85
* Triad Guaranty, Inc.	1,394	84
Commercial Net Lease Realty REIT	4,079	84
* First Federal Financial Corp.	1,615	84
FBL Financial Group, Inc. Class A	2,927	84
* Investment Technology Group, Inc.	4,156	83
Hancock Holding Co.	2,484	83
Newcastle Investment Corp. REIT	2,600	83
* BankUnited Financial Corp.	2,577	82
Brookline Bancorp, Inc.	5,044	82
LandAmerica Financial Group, Inc.	1,516	82
Amcore Financial, Inc.	2,534	82
Lexington Corporate Properties
Trust REIT	3,600	81
Harbor Florida Bancshares, Inc.	2,335	81
Hanmi Financial Corp.	2,224	80
First Financial Bancorp	4,565	80
Equity Inns, Inc. REIT	6,782	80
* NCO Group, Inc.	3,051	79
National Health Investors REIT	2,690	78
Advanta Corp. Class A	3,470	78
* Accredited Home Lenders
Holding Co.	1,560	78
CRT Properties, Inc. REIT	3,221	77
State Auto Financial Corp.	2,971	77
* Encore Capital Group, Inc.	3,200	76
PFF Bancorp, Inc.	1,624	75
Dime Community Bancshares	4,195	75
First Financial Bankshares, Inc.	1,670	75
Community Bank System, Inc.	2,648	75
Charter Financial Corp.	1,700	75
* Metris Cos., Inc.	5,790	74

	Shares	Market Value^ (000)

Glacier Bancorp, Inc.	2,162	$ 74
NBT Bancorp, Inc.	2,847	73
Colonial Properties Trust REIT	1,863	73
* Piper Jaffray Cos., Inc.	1,518	73
City Holding Co.	2,006	73
Harleysville Group, Inc.	3,000	72
Irwin Financial Corp.	2,511	71
Alabama National BanCorporation	1,100	71
Getty Realty Holding Corp. REIT	2,451	70
F.N.B. Corp.	3,454	70
* Credit Acceptance Corp.	2,747	70
* Universal American
Financial Corp.	4,500	70
Gables Residential Trust REIT	1,941	69
Sun Communities, Inc. REIT	1,706	69
Harleysville National Corp.	2,579	69
* Ace Cash Express, Inc.	2,283	68
* FelCor Lodging Trust, Inc. REIT	4,608	68
Westbanco Inc.	2,076	66
McGrath RentCorp	1,508	66
Mid-State Bancshares	2,287	66
* CNA Surety Corp.	4,842	65
Sovran Self Storage, Inc. REIT	1,530	64
Fidelity Bankshares, Inc.	1,500	64
Great American Financial
Resources, Inc.	3,654	63
Boston Private Financial
Holdings, Inc.	2,231	63
Stewart Information
Services Corp.	1,500	62
* Advent Software, Inc.	3,040	62
First Financial Corp. (IN)	1,776	62
First Source Corp.	2,422	62
Bank Mutual Corp.	5,068	62
Midwest Banc Holdings, Inc.	2,820	62
* World Acceptance Corp.	2,227	61
Presidential Life Corp.	3,611	61
* S1 Corp.	6,755	61
Riggs National Corp.	2,878	61
Glenborough Realty Trust,
Inc. REIT	2,872	61
Independent Bank Corp. (MA)	1,809	61
Parkway Properties Inc. REIT	1,200	61
Universal Health Realty
Income REIT	1,894	61
Columbia Banking System, Inc.	2,403	60
Great Southern Bancorp, Inc.	1,712	60
* Asset Acceptance Capital Corp.	2,800	60
Sterling Bancshares, Inc.	4,166	59
NDCHealth Corp.	3,170	59
Hudson River Bancorp, Inc.	2,960	59
Correctional Properties Trust REIT	2,026	$ 59
Oriental Financial Group Inc.	2,059	58
Kansas City Life Insurance Co.	1,231	58
First Place Financial Corp.	2,589	58
Crawford & Co. Class B	7,625	57
LTC Properties, Inc. REIT	2,870	57
* Digital Insight Corp.	3,101	57
Sunstone Hotel Investors, Inc.	2,745	57
* Sterling Financial Corp.	1,452	57
Gold Banc Corp., Inc.	3,888	57
EastGroup Properties, Inc. REIT	1,475	57
Cross Timbers Royalty Trust	1,410	56
First Community Bancorp	1,300	56
BancFirst Corp.	700	55
WSFS Financial Corp.	882	53
Community Trust Bancorp Inc.	1,623	53
Town & Country Trust REIT	1,884	52
Net.Bank, Inc.	4,980	52
* U-Store-It Trust	2,983	52
First Indiana Corp.	2,291	52
First Financial Holdings, Inc.	1,562	51
* United PanAm Financial Corp.	2,641	50
U.S.B. Holding Co., Inc.	2,018	50
* CyberSource Corp.	6,974	50
Provident Bancorp, Inc.	3,761	50
* Danielson Holdings Corp.	5,834	49
Independent Bank Corp. (MI)	1,650	49
United Fire & Casualty Co.	1,460	49
Washington Trust Bancorp, Inc.	1,658	49
West Coast Bancorp	1,908	48
Medallion Financial Corp.	4,972	48
* Signature Bank	1,466	47
Interchange Financial
Services Corp.	1,825	47
* Calamos Asset Management, Inc.	1,751	47
National Penn Bancshares Inc.	1,706	47
Capital City Bank Group, Inc.	1,125	47
Suffolk Bancorp	1,348	47
* PICO Holdings, Inc.	2,256	47
* American Physicians Capital, Inc.	1,300	47
First Merchants Corp.	1,653	47
* USI Holdings Corp.	4,000	46
* Argonaut Group, Inc.	2,177	46
* Portfolio Recovery
Associates, Inc.	1,100	45
Penn-America Group, Inc.	3,000	45
First Bancorp (NC)	1,662	45
Associated Estates Realty
Corp. REIT	4,413	45
Anworth Mortgage Asset
Corp. REIT	4,200	45

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

Bryn Mawr Bank Corp.	2,030	$ 45
* Euronet Worldwide, Inc.	1,700	44
Financial Institutions, Inc.	1,900	44
Kramont Realty Trust REIT	1,872	44
Midland Co.	1,400	44
Safety Insurance Group, Inc.	1,400	44
Flushing Financial Corp.	2,142	43
Innkeepers USA Trust REIT	3,021	43
HMN Financial, Inc.	1,313	43
* HealthExtras, Inc.	2,600	42
Unizan Financial Corp.	1,600	42
Partners Trust Financial
Group, Inc.	3,603	42
* National Western Life Insurance
Co. Class A	251	42
Capital Corp. of the West	889	42
Winston Hotels, Inc. REIT	3,518	42
* LaBranche & Co. Inc.	4,605	41
Sanders Morris Harris Group Inc.	2,300	41
Prosperity Bancshares, Inc.	1,400	41
Omega Financial Corp.	1,192	41
Value Line, Inc.	1,037	41
Frontier Financial Corp.	1,039	40
* Stifel Financial Corp.	1,909	40
FNB Financial Services Corp.	1,747	40
Seacoast Banking Corp. of Florida	1,789	40
* iPayment Holdings, Inc.	800	40
American Land Lease, Inc. REIT	1,751	39
* Tradestation Group Inc.	5,606	39
Arrow Financial Corp.	1,262	39
NYMAGIC, Inc.	1,545	39
Community Banks, Inc.	1,373	39
* MeriStar Hospitality Corp. REIT	4,629	39
Peoples Holding Co.	1,165	39
Capital Bank Corp.	2,069	38
Southwest Bancorp, Inc.	1,540	38
CFS Bancorp, Inc.	2,600	37
Mid-America Apartment
Communities, Inc. REIT	900	37
Bedford Property Investors,
Inc. REIT	1,300	37
Tanger Factory Outlet Centers,
Inc. REIT	1,384	37
RAIT Investment Trust REIT	1,300	36
Ashford Hospitality Trust REIT	3,300	36
First Potomac REIT	1,569	36
Sizeler Property Investors,
Inc. REIT	3,028	36
Banner Corp.	1,141	36
Nara Bancorp, Inc.	1,672	36
GMH Communities Trust	2,501	35
Capitol Bancorp Ltd.	1,000	$ 35
AmeriVest Properties, Inc. REIT	5,500	35
Infinity Property & Casualty Corp.	1,000	35
Century Bancorp, Inc. Class A	1,190	35
Simmons First National Corp.	1,210	35
Farmers Capital Bank Corp.	846	35
First South Bancorp, Inc.	1,356	35
Greenhill & Co., Inc.	1,200	34
MFA Mortgage Investments,
Inc. REIT	3,900	34
Summit Bancshares, Inc.	912	34
Sterling Bancorp	1,200	34
* Huron Consulting Group Inc.	1,515	34
First Federal Bancshares of
Arkansas, Inc.	1,506	33
OceanFirst Financial Corp.	1,349	33
Horizon Financial Corp.	1,605	33
* MarketAxess Holdings, Inc.	1,932	33
BCSB Bankcorp, Inc.	1,951	33
TF Financial Corp.	1,016	33
PrivateBancorp, Inc.	1,000	32
* E-LOAN, Inc.	9,408	32
Cascade Bancorp	1,542	31
* HomeStore, Inc.	10,278	31
Sandy Spring Bancorp, Inc.	794	30
Newmil Bancorp, Inc.	950	30
Capital Trust Class A REIT	970	30
* Ampal-American Israel Corp.	7,803	30
* ITLA Capital Corp.	500	29
Bimini Mortgage
Management, Inc.	1,821	29
* PRG-Schultz International, Inc.	5,772	29
* First Mariner Bancorp, Inc.	1,646	29
* Ameriserv Financial Inc.	5,569	29
Sterling Financial Corp. (PA)	1,006	29
Greater Community Bancorp	1,752	29
Omega Healthcare Investors,
Inc. REIT	2,437	29
Wayne Savings Bancshares, Inc.	1,773	29
* TNS Inc.	1,300	28
Community West Bancshares	2,110	28
Main Street Banks, Inc.	800	28
Pulaski Financial Corp.	1,362	28
KNBT Bancorp Inc.	1,643	28
HopFed Bancorp, Inc.	1,605	28
Oak Hill Financial, Inc.	710	28
Investors Title Co.	748	28
* Prime Group Realty Trust REIT	4,282	28
American Mortgage Acceptance
Co. REIT	1,600	28
Comm Bancorp, Inc.	639	27

	Shares	Market Value^ (000)

* Willis Lease Finance Corp.	3,389	$ 26
Greater Delaware Valley
Savings Bank	663	26
LSB Corp.	1,398	26
First Keystone Financial, Inc.	1,097	26
HF Financial Corp.	1,414	26
Wainwright Bank & Trust Co.	2,050	25
MortgageIT Holdings Inc.	1,384	25
Columbia Bancorp	726	25
Codorus Valley Bancorp, Inc.	1,297	25
* Marlin Business Services Inc.	1,295	25
BioMed Realty Trust, Inc. REIT	1,100	24
Cohen & Steers, Inc.	1,500	24
First Midwest Financial, Inc.	1,049	24
Ameriana Bancorp	1,500	24
* Ceres Group, Inc.	4,566	24
Affordable Residential
Communities REIT	1,622	23
* Carreker Corp.	2,700	23
Integra Bank Corp.	1,000	23
Strategic Hotel Capital, Inc. REIT	1,400	23
Capstead Mortgage Corp. REIT	2,186	23
Saul Centers, Inc. REIT	600	23
Digital Realty Trust, Inc.	1,700	23
Cornerstone Realty Income Trust,
Inc. REIT	2,287	23
BancTrust Financial Group, Inc.	900	22
First State Bancorporation	600	22
Bristol West Holdings, Inc.	1,100	22
Merchants Bancshares, Inc.	752	22
Shore Bancshares, Inc.	600	22
Baldwin & Lyons, Inc. Class B	800	21
Vesta Insurance Group, Inc.	5,786	21
Team Financial, Inc.	1,658	21
State Financial Services Corp.
Class A	701	21
Bay View Capital Corp.	1,360	21
* PMA Capital Corp. Class A	2,000	21
Bank of the Ozarks, Inc.	600	20
Provident Financial Holdings, Inc.	706	20
North Valley Bancorp	1,042	20
Peoples Bancorp, Inc.	735	20
First Defiance Financial Corp.	700	20
IBERIABANK Corp.	300	20
* Criimi Mae, Inc. REIT	1,204	19
Commercial Bankshares, Inc.	500	19
Massbank Corp.	513	19
Old Second Bancorp, Inc.	600	19
German American Bancorp	1,188	19
Heritage Financial Corp.	862	19
* Navigators Group, Inc.	624	19
Federal Agricultural Mortgage
Corp. Class A	1,021	$ 18
SWS Group, Inc.	800	18
Rainier Pacific Financial Group Inc.	975	17
* CCC Information Services Group	783	17
* Texas Capital Bancshares, Inc.	800	17
* Banc Corp.	2,068	17
* Franklin Bank Corp.	900	16
Ramco-Gershenson Properties
Trust REIT	500	16
Republic Bancorp, Inc. Class A	615	16
Highland Hospitality Corp. REIT	1,400	16
CoBiz Inc.	750	15
* AmericanWest Bancorporation	750	15
Sound Federal Bancorp Inc.	900	15
Belmont Bancorp	2,366	15
Luminent Mortgage Capital,
Inc. REIT	1,200	14
TriCo Bancshares	600	14
American Equity Investment Life
Holding Co.	1,300	14
Chester Valley Bancorp	631	14
Government Properties Trust,
Inc. REIT	1,400	14
Urstadt Biddle Properties
Class A REIT	800	14
First M&F Corp.	400	14
Maxcor Financial Group Inc.	1,500	13
Acadia Realty Trust REIT	800	13
Pennrock Financial Services Corp.	329	13
Foothill Independent Bancorp.	545	13
* Investors Capital Holdings, Ltd.	3,067	13
* Amnet Mortgage INC	1,553	13
* Central Coast Bancorp	550	13
U.S. Restaurant Properties,
Inc. REIT	700	13
Citizens First Financial Corp.	387	13
Yardville National Bancorp	363	12
* First Union Real Estate REIT	3,259	12
MutualFirst Financial Inc.	500	12
American National Bankshares Inc.	500	12
Security Bank Corp.	300	12
Investors Real Estate Trust REIT	1,100	12
Peapack Gladstone Financial Corp.	363	11
* Consumer Portfolio Services, Inc.	2,320	11
FirstBank Corp.	396	11
Center Bancorp, Inc.	840	11
Tompkins Trustco, Inc.	200	11
* First Cash Financial Services, Inc.	400	11
FNB Corp. (VA)	371	11
Capital Title Group, Inc.	1,848	10

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

First United Corp.	500	$ 10
Camco Financial Corp.	670	10
United Mobile Homes, Inc. REIT	648	10
United Community Financial Corp.	900	10
LSB Bancshares, Inc.	600	10
BRT Realty Trust REIT	400	10
Pennfed Financial Services, Inc.	600	10
* Bancorp Inc.	575	9
Unity Bancorp, Inc.	717	9
Kite Realty Group Trust REIT	600	9
* TheStreet.com, Inc.	2,242	9
Community Bancorp Inc.	300	9
* Pacific Mercantile Bancorp	500	9
ESB Financial Corp.	600	9
Citizens South Banking Corp.	600	9
First Financial Service Corp.	330	9
Placer Sierra Bancshares	300	9
* Republic First Bancorp, Inc.	550	8
* Hypercom Corp.	1,400	8
Extra Space Storage Inc. REIT	600	8
Leesport Financial Corp.	315	8
Jefferson Bancshares, Inc.	600	8
* Sun Bancorp, Inc. (NJ)	315	8
Eastern Virginia Bankshares, Inc.	300	8
EFC Bancorp, Inc	300	8
Westfield Financial, Inc.	300	8
Royal Bancshares of
Pennsylvania, Inc.	286	8
CityBank Lynnwood WA	200	7
BNP Residential Properties,
Inc. REIT	444	7
Cavalry Bancorp, Inc.	300	7
HomeBanc Corp. REIT	700	7
* Portal Software, Inc.	2,426	6
Mission West Properties Inc. REIT	600	6
* Eurobancshares, Inc.	300	6
Track Data Corp.	6,608	6
Bank of Granite Corp.	300	6
Humphrey Hospitality Trust,
Inc. REIT	1,565	6
* Heritage Commerce Corp.	300	6
* American Independence Corp.	390	6
Community Bank of
Northern Virginia	300	5
Ziegler Cos., Inc.	271	5
Falcon Financial Investment
Trust REIT	700	5
* Boykin Lodging Co. REIT	500	5
First Busey Corp.	219	5
Habersham Bancorp	209	5
BostonFed Bancorp, Inc.	100	5
* Intersections Inc.	260	$ 4
* Collegiate Funding Services, Inc.	300	4
* Pacific Premier Bancorp, Inc.	305	4
National Health Realty Inc. REIT	200	4
FNB Corp. (NC)	200	4
* Intelidata Technologies Corp.	5,592	4
* FirstCity Financial Corp.	371	4
Berkshire Hills Bancorp, Inc.	100	4
* ZipRealty, Inc.	200	4
FFLC Bancorp, Inc.	100	4
Northern States Financial Corp.	100	3
Citizens 1st Bancorp, Inc.	125	3
* Macquarie Infrastructure
Company Trust	100	3
Princeton National Bancorp, Inc.	100	3
Home Federal Bancorp	100	3
Clifton Savings Bancorp, Inc.	173	2
NASB Financial Inc.	51	2
United Financial Corp.	75	2
Burnham Pacific Properties,
Inc. REIT	15,143	2
* Cardinal Financial Corp.	102	1
Pittsburgh & West Virginia
Railroad REIT	73	1
* InsWeb Corp.	237	1
* Horizon Group Properties, Inc. REIT	64	—
Coastal Financial Corp.	7	—
* Pinnacle Holdings Inc. Warrants
Exp. 11/13/2004	9	—

	270,765

Health Care (12.0%)
Pfizer Inc.	622,465	16,738
Johnson & Johnson	245,151	15,547
* Amgen, Inc.	104,542	6,706
Abbott Laboratories	128,818	6,009
Merck & Co., Inc.	182,887	5,878
Eli Lilly & Co.	93,321	5,296
Medtronic, Inc.	99,918	4,963
UnitedHealth Group Inc.	54,867	4,830
* Genentech, Inc.	86,719	4,721
Wyeth	110,204	4,694
Bristol-Myers Squibb Co.	160,681	4,117
* WellPoint Inc.	24,440	2,811
Schering-Plough Corp.	121,605	2,539
* Boston Scientific Corp.	69,509	2,471
Cardinal Health, Inc.	35,528	2,066
Guidant Corp.	25,972	1,873
* Biogen Idec Inc.	27,890	1,858
Baxter International, Inc.	50,741	1,753
* Zimmer Holdings, Inc.	20,102	1,611
Stryker Corp.	33,018	1,593

	Shares	Market Value^ (000)

Aetna Inc.	12,603	$ 1,572
* Caremark Rx, Inc.	37,511	1,479
* Forest Laboratories, Inc.	30,512	1,369
HCA Inc.	32,960	1,317
* Gilead Sciences, Inc.	35,570	1,245
* St. Jude Medical, Inc.	29,549	1,239
Becton, Dickinson & Co.	20,621	1,171
* Genzyme Corp.-General Division	18,749	1,089
* Medco Health Solutions, Inc.	22,286	927
Biomet, Inc.	21,028	912
Allergan, Inc.	10,838	879
Quest Diagnostics, Inc.	8,359	799
McKesson Corp.	23,979	754
* Laboratory Corp. of
America Holdings	11,692	582
* MedImmune Inc.	20,536	557
C.R. Bard, Inc.	8,674	555
AmerisourceBergen Corp.	9,282	545
* Chiron Corp.	15,750	525
* Patterson Cos.	11,526	500
* Varian Medical Systems, Inc.	11,496	497
* Express Scripts Inc.	6,476	495
IMS Health, Inc.	19,706	457
Health Management
Associates Class A	20,081	456
* Hospira, Inc.	12,873	431
* Sepracor Inc.	7,224	429
* Tenet Healthcare Corp.	38,378	421
* Kinetic Concepts, Inc.	5,443	415
* PacifiCare Health Systems, Inc.	7,088	401
Mylan Laboratories, Inc.	22,217	393
* Coventry Health Care Inc.	7,360	391
* Barr Pharmaceuticals Inc.	8,575	391
* Humana Inc.	13,108	389
DENTSPLY International Inc.	6,594	371
* Celgene Corp.	13,506	358
Beckman Coulter, Inc.	5,191	348
* Lincare Holdings, Inc.	8,140	347
* IVAX Corp.	21,270	336
* DaVita, Inc.	8,431	333
* Millennium Pharmaceuticals, Inc.	25,890	314
* ImClone Systems, Inc.	6,802	313
* OSI Pharmaceuticals, Inc.	4,114	308
Omnicare, Inc.	8,885	308
* Watson Pharmaceuticals, Inc.	9,288	305
* Invitrogen Corp.	4,476	300
Bausch & Lomb, Inc.	4,458	287
* Health Net Inc.	9,498	274
* Henry Schein, Inc.	3,715	259
* King Pharmaceuticals, Inc.	20,535	255
Manor Care, Inc.	7,177	254
* Cytyc Corp.	9,166	$ 253
* Charles River Laboratories, Inc.	5,472	252
* Cephalon, Inc.	4,799	244
* Endo Pharmaceuticals
Holdings, Inc.	11,315	238
* Triad Hospitals, Inc.	6,345	236
* American Pharmaceuticals
Partners, Inc.	5,834	218
Universal Health Services
Class B	4,888	218
* WebMD Corp.	26,322	215
* Edwards Lifesciences Corp.	5,064	209
* Renal Care Group, Inc.	5,755	207
* Millipore Corp.	4,140	206
* Eon Labs, Inc.	7,600	205
* Community Health Systems, Inc.	7,339	205
* Covance, Inc.	5,234	203
* Dade Behring Holdings Inc.	3,600	202
Cooper Cos., Inc.	2,782	196
* INAMED Corp.	3,100	196
* Pharmaceutical Product
Development, Inc.	4,715	195
* Affymetrix, Inc.	5,170	189
Valeant Pharmaceuticals
International	7,065	186
* Gen-Probe Inc.	4,100	185
* Amylin Pharmaceuticals, Inc.	7,759	181
* Stericycle, Inc.	3,883	178
Medicis Pharmaceutical Corp.	4,682	164
* IDEXX Laboratories Corp.	2,992	163
* MGI Pharma, Inc.	5,780	162
* Protein Design Labs, Inc.	7,762	160
* AMERIGROUP Corp.	2,100	159
* Cerner Corp.	2,970	158
* Neurocrine Biosciences, Inc.	3,120	154
* Respironics, Inc.	2,822	153
* Eyetech Pharmaceuticals Inc.	3,294	150
* ICOS Corp.	5,284	149
Select Medical Corp.	8,448	149
* Apria Healthcare Group Inc.	4,427	146
* STERIS Corp.	6,112	145
* First Health Group Corp.	7,634	143
* Centene Corp.	5,000	142
* Andrx Group	6,448	141
* Nektar Therapeutics	6,924	140
* ResMed Inc.	2,733	140
* Human Genome Sciences, Inc.	11,576	139
* VCA Antech, Inc.	6,800	133
Diagnostic Products Corp.	2,420	133
* Techne Corp.	3,407	133
* Immucor Inc.	5,631	132

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

* Martek Biosciences Corp.	2,584	$ 132
* Bio-Rad Laboratories, Inc. Class A	2,274	130
* Sierra Health Services, Inc.	2,320	128
Mentor Corp.	3,780	128
* Pediatrix Medical Group, Inc.	1,980	127
Invacare Corp.	2,690	124
* American Medical Systems
Holdings, Inc.	2,975	124
* Kos Pharmaceuticals, Inc.	3,300	124
* Biosite Inc.	1,991	123
* The Medicines Co.	4,253	122
* Sybron Dental Specialties, Inc.	3,449	122
* LifePoint Hospitals, Inc.	3,479	121
* NeighborCare Inc.	3,919	120
* Accredo Health, Inc.	4,321	120
* Advanced Medical Optics, Inc.	2,898	119
* Sunrise Senior Living, Inc.	2,500	116
* PAR Pharmaceutical Cos. Inc.	2,800	116
* VISX Inc.	4,345	112
* Ocular Sciences, Inc.	2,267	111
* Intuitive Surgical, Inc.	2,776	111
* Alkermes, Inc.	7,850	111
Arrow International, Inc.	3,542	110
* Magellan Health Services, Inc.	3,201	109
* Zymogenetics, Inc.	4,725	109
Perrigo Co.	6,281	108
Alpharma, Inc. Class A	6,399	108
* Pharmion Corp.	2,500	106
* Nabi Biopharmaceuticals	7,058	103
* Sola International Inc.	3,642	100
* United Therapeutics Corp.	2,194	99
* Province Healthcare Co.	4,425	99
* Alexion Pharmaceuticals, Inc.	3,912	99
* Impax Laboratories, Inc.	6,100	97
* Haemonetics Corp.	2,628	95
* Kindred Healthcare, Inc.	3,064	92
* Beverly Enterprises, Inc.	9,947	91
* Alliance Imaging, Inc.	7,900	89
* Integra LifeSciences Holdings	2,400	89
* United Surgical Partners
International, Inc.	2,125	89
* IntraLase Corp.	3,700	87
* Ventana Medical Systems, Inc.	1,349	86
Owens & Minor, Inc. Holding Co.	3,061	86
* IDX Systems Corp.	2,443	84
* Transkaryotic Therapies, Inc.	3,314	84
* PSS World Medical, Inc.	6,707	84
* Medarex, Inc.	7,745	83
* Molina Healthcare Inc.	1,800	83
* Eclipsys Corp.	4,031	82
* K-V Pharmaceutical Co. Class A	3,692	81
* Telik, Inc.	4,200	$ 80
* Antigenics, Inc.	7,921	80
* Aspect Medical Systems, Inc.	3,254	80
* Applera Corp.-Celera
Genomics Group	5,723	79
* RehabCare Group, Inc.	2,800	78
* AtheroGenics, Inc.	3,300	78
* Onyx Pharmaceuticals, Inc.	2,400	78
* Kyphon Inc.	3,000	77
* Regeneron Pharmaceuticals, Inc.	8,281	76
* Genencor International Inc.	4,597	75
* Cubist Pharmaceuticals, Inc.	6,337	75
* Wellcare Group Inc.	2,300	75
* Priority Healthcare Corp. Class B	3,353	73
* DJ Orthopedics Inc.	3,400	73
* Chattem, Inc.	2,200	73
* Vicuron Pharmaceuticals Inc.	4,166	73
* ImmunoGen, Inc.	8,130	72
* Amedisys Inc.	2,200	71
* Advanced Neuromodulation
Systems, Inc.	1,800	71
* ArthroCare Corp.	2,213	71
* Abgenix, Inc.	6,832	71
* EPIX Pharmaceuticals, Inc.	3,900	70
* American Healthways Inc.	2,100	69
* ARIAD Pharmaceuticals, Inc.	9,300	69
PolyMedica Corp.	1,800	67
* Hologic, Inc.	2,438	67
* InterMune Inc.	5,025	67
* Cepheid, Inc.	6,700	67
* MedCath Corp.	2,700	67
* Theravance, Inc.	3,715	66
* AmSurg Corp.	2,250	66
* Wright Medical Group, Inc.	2,300	66
* Viasys Healthcare Inc.	3,425	65
* ABIOMED, Inc.	4,175	64
* Cell Genesys, Inc.	7,948	64
* Ligand Pharmaceuticals Inc.
Class B	5,500	64
* Dendreon Corp.	5,937	64
* Vertex Pharmaceuticals, Inc.	5,967	63
BioLase Technology, Inc.	5,800	63
* Exelixis, Inc.	6,633	63
* SurModics, Inc.	1,911	62
* CV Therapeutics, Inc.	2,683	62
* Geron Corp.	7,738	62
* Incyte Corp.	6,148	61
* Maxygen Inc.	4,741	61
* Per-Se Technologies, Inc.	3,825	61
* SonoSite, Inc.	1,762	60
* BioMarin Pharmaceutical Inc.	9,335	60

	Shares	Market Value^ (000)

* PAREXEL International Corp.	2,938	$ 60
* Symmetry Medical Inc.	2,812	59
* eResearch Technology, Inc.	3,675	58
* Genesis Healthcare Corp.	1,659	58
* Enzo Biochem, Inc.	2,968	58
* Quality Systems, Inc.	951	57
Vital Signs, Inc.	1,457	57
* CONMED Corp.	1,972	56
* Candela Corp.	4,892	56
* Noven Pharmaceuticals, Inc.	3,223	55
* Salix Pharmaceuticals, Ltd.	3,100	55
* Gentiva Health Services, Inc.	3,250	54
* Myriad Genetics, Inc.	2,400	54
Hooper Holmes, Inc.	9,039	54
* Connetics Corp.	2,200	53
* Lexicon Genetics Inc.	6,829	53
* Orchid Biosciences, Inc.	4,604	53
* Align Technology, Inc.	4,900	53
* Cyberonics, Inc.	2,538	53
* CTI Molecular Imaging, Inc.	3,700	53
* Enzon Pharmaceuticals, Inc.	3,804	52
* NPS Pharmaceuticals Inc.	2,841	52
* Encysive Pharmaceuticals, Inc.	5,223	52
* Tanox, Inc.	3,394	52
* Molecular Devices Corp.	2,552	51
* VaxGen, Inc.	3,020	51
* Allscripts Healthcare
Solutions, Inc.	4,770	51
* Serologicals Corp.	2,300	51
* First Horizon Pharmaceutical Corp.	2,200	50
* Luminex Corp.	5,404	48
* US Physical Therapy, Inc.	3,100	48
* Foxhollow Technologies Inc.	1,929	47
* Myogen, Inc.	5,800	47
* ICU Medical, Inc.	1,700	46
* Zoll Medical Corp.	1,341	46
* PRA International	1,860	46
LCA-Vision Inc.	1,937	45
* Inspire Pharmaceuticals, Inc.	2,700	45
* Bruker BioSciences Corp.	11,212	45
* Thoratec Corp.	4,317	45
* Closure Medical Corp.	2,264	44
* Conceptus, Inc.	5,400	44
* TriPath Imaging, Inc.	4,789	43
West Pharmaceutical
Services, Inc.	1,700	43
Meridian Bioscience Inc.	2,432	42
* Pharmacyclics, Inc.	4,019	42
* Adolor Corp.	4,184	42
* SFBC International, Inc.	1,050	41
* Pozen Inc.	5,665	41
* Third Wave Technologies	4,741	$ 41
* CuraGen Corp.	5,529	40
* Hollis-Eden Pharmaceuticals, Inc.	4,200	40
* Indevus Pharmaceuticals, Inc.	6,619	39
* Specialty Laboratories, Inc.	3,533	39
* CardioDynamics
International Corp.	7,532	39
* CorVel Corp.	1,452	39
* VitalWorks Inc.	8,690	39
* Illumina, Inc.	4,076	39
* Idenix Pharmaceuticals Inc.	2,235	38
* Odyssey Healthcare, Inc.	2,800	38
* Cypress Bioscience, Inc.	2,700	38
* OraSure Technologies, Inc.	5,632	38
* OCA Inc.	5,896	37
* Accelrys Inc.	4,797	37
* Bradley Pharmaceuticals, Inc.	1,900	37
* Isis Pharmaceuticals, Inc.	6,225	37
* Digene Corp.	1,394	36
* Lifecore Biomedical Inc.	3,233	36
* Nastech Pharmaceutical Co., Inc.	2,985	36
* Laserscope	1,000	36
* Albany Molecular Research, Inc.	3,206	36
* Matria Healthcare, Inc.	904	35
* SuperGen, Inc.	4,928	35
* Superior Consultant
Holdings Corp.	4,112	35
* Regeneration Technologies, Inc.	3,290	34
* InKine Pharmaceutical Co., Inc.	6,225	34
* Wilson Greatbatch
Technologies, Inc.	1,500	34
* Air Methods Corp.	3,841	33
* Emisphere Technologies, Inc.	8,150	33
* National Dentex Corp.	1,077	33
* Diversa Corp.	3,702	32
* Cell Therapeutics, Inc.	3,930	32
* Chronimed Inc.	4,800	31
* Santarus Inc.	3,396	31
* Bone Care International, Inc.	1,093	30
* Abaxis, Inc.	2,100	30
* Axonyx Inc.	4,900	30
* Medical Action Industries Inc.	1,500	30
* Virologic, Inc.	10,558	29
* Kensey Nash Corp.	828	29
* Possis Medical Inc.	2,100	28
* Durect Corp.	8,525	28
* NeoPharm, Inc.	2,214	28
Analogic Corp.	600	27
* Corixa Corp.	7,197	26
* Trimeris, Inc.	1,826	26
* Hi-Tech Pharmacal Co., Inc.	1,400	26

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

* Curative Health Services, Inc.	3,739	$ 26
* Rochester Medical Corp.	2,716	26
* Inverness Medical
Innovations, Inc.	1,007	25
* Nanogen, Inc.	3,386	25
* Curis, Inc.	4,746	25
Datascope Corp.	600	24
* MannKind Corp.	1,500	24
* Vivus, Inc.	5,306	24
* Corcept Therapeutics Inc.	3,707	23
* Able Laboratories, Inc.	1,000	23
* Nuvelo, Inc.	2,308	23
* LabOne, Inc.	700	22
* Neurogen Corp.	2,387	22
* HMS Holdings Corp.	2,468	22
* Conor Medsystems, Inc.	1,568	22
* VistaCare, Inc.	1,300	22
* Microvision, Inc.	3,000	21
* Ciphergen Biosystems, Inc.	4,706	20
* Gene Logic Inc.	5,467	20
* Neogen Corp.	875	20
* Caliper Life Sciences, Inc.	2,609	20
* aaiPharma Inc.	5,900	19
* Embrex, Inc.	1,419	19
* Penwest Pharmaceuticals Co.	1,563	19
* Savient Pharmaceuticals Inc.	6,883	19
* Advanced Magnetics, Inc.	1,173	18
* Progenics Pharmaceuticals, Inc.	1,070	18
* Vnus Medical Technologies	1,300	18
* BioSphere Medical Inc.	4,500	18
* Genaissance Pharmaceuticals, Inc.	8,100	17
* Dyax Corp.	2,379	17
Landauer, Inc.	375	17
* Aphton Corp.	5,460	17
* Theragenics Corp.	4,093	17
* Exactech, Inc.	900	16
* Sangamo BioSciences, Inc.	2,740	16
* SciClone Pharmaceuticals, Inc.	4,366	16
* Columbia Laboratories Inc.	6,100	16
* Harvard Bioscience, Inc.	3,410	16
* Northfield Laboratories, Inc.	700	16
* CryoLife Inc.	2,226	16
* Spectranetics Corp.	2,779	16
* NMT Medical, Inc.	3,100	15
* Immunomedics Inc.	5,002	15
* SONUS Pharmaceuticals, Inc.	4,183	15
* GenVec, Inc.	9,030	15
* Psychiatric Solutions, Inc.	400	15
* Ista Pharmaceuticals Inc.	1,398	14
* Carrington Labs Inc.	2,246	14
* Maxim Pharmaceuticals, Inc.	4,304	13
* PRAECIS Pharmaceuticals Inc.	6,704	$ 13
* Curon Medical Inc.	7,226	13
* IVAX Diagnostics, Inc.	2,766	12
* XOMA Ltd.	4,538	12
* Five Star Quality Care, Inc.	1,368	12
* Allied Healthcare International Inc.	2,080	11
* Aradigm Corp.	6,575	11
* Symbion, Inc.	500	11
* Titan Pharmaceuticals, Inc.	3,367	11
* Merit Medical Systems, Inc.	700	11
* Oscient Pharmaceuticals	2,887	11
* Lipid Sciences, Inc.	2,862	10
* Genta Inc.	5,819	10
* Cerus Corp.	3,442	10
* CYTOGEN Corp.	879	10
* Oxigene, Inc.	1,815	10
* Rigel Pharmaceuticals, Inc.	400	10
* Insmed Inc.	4,380	10
* Kendle International Inc.	1,075	9
Psychemedics Corp.	725	9
* Barrier Therapeutics Inc.	563	9
* Novavax, Inc.	2,847	9
* EntreMed, Inc.	2,738	9
* Vical, Inc.	1,846	9
* Aastrom Biosciences, Inc.	6,000	9
* Pharmacopeia Drug Discovery	1,398	8
* Large Scale Biology Corp.	6,609	8
* SRI/Surgical Express, Inc.	1,677	8
* Kosan Biosciences, Inc.	1,200	8
* Tercica, Inc.	800	8
* Corgentech Inc.	900	7
* Aksys, Ltd.	1,337	7
* Collagenex Pharmaceuticals, Inc.	1,000	7
* ViroPharma Inc.	2,238	7
* Neurobiological Technologies, Inc.	1,600	7
National Healthcare Corp.	200	7
* Cytokinetics, Inc.	671	7
* Novoste Corp.	3,865	7
* La Jolla Pharmaceutical Co.	3,848	6
* Discovery Laboratories, Inc.	800	6
* Tapestry Pharmaceuticals Inc.	6,104	6
* Targeted Genetics Corp.	3,721	6
* Renovis, Inc.	400	6
* AP Pharma Inc.	3,352	6
* Rita Medical Systems, Inc.	1,400	5
* DOV Pharmaceutical, Inc.	300	5
* Seattle Genetics, Inc.	800	5
* Sequenom, Inc.	3,558	5
* Iridex Corp.	1,100	5
* Alteon, Inc.	3,513	5
* Orphan Medical, Inc.	500	4

	Shares	Market Value^ (000)

* V.I. Technologies, Inc.	6,546	$ 4
* GTx, Inc.	300	4
* Continucare Corp.	1,581	4
* Lanvision Systems, Inc.	1,425	4
* PharmaNetics, Inc.	5,064	4
* Cortex Pharmaceuticals, Inc.	1,300	4
* Epimmune Inc.	2,068	3
* Transgenomic, Inc.	2,841	3
* Synovis Life Technologies, Inc.	300	3
* GTC Biotherapeutics, Inc.	2,100	3
* Proxymed Pharmacy, Inc.	320	3
* Geopharma Inc.	655	3
* Repligen Corp.	1,000	3
* MacroChem Corp.	3,800	3
* Cardima, Inc.	4,715	2
* Icoria Inc.	3,296	2
* SIGA Technologies, Inc.	1,265	2
* Virologic, Inc. Rights	8,354	2
* Avigen, Inc.	604	2
* Precision Optics Corp., Inc.	1,564	2
* IntraBiotics Pharmaceuticals, Inc.	470	2
* Biopure Corp.	3,100	2
* Interpharm Holdings, Inc.	739	2
* Matritech Inc.	1,700	2
* Osteotech, Inc.	300	2
* Applied Imaging Corp.	2,500	2
* Bioject Medical Technologies Inc.	1,000	2
* The Immune Response Corp.	981	2
* Animas Corp.	100	2
* Lynx Therapeutics, Inc.	408	2
* Stratagene Holding Corp.	94	1
* A.D.A.M., Inc.	136	1
* IGI, Inc.	418	1
* Pure Bioscience	571	1
* HealthAxis, Inc.	225	1
* IntegraMed America, Inc.	42	—
* Valentis, Inc.	165	—
* Cytrx Corp.	141	—
* DiaSys Corp.	129	—

	149,186

Integrated Oils (3.8%)
ExxonMobil Corp.	539,155	27,637
ChevronTexaco Corp.	175,932	9,238
ConocoPhillips Co.	56,574	4,912
Occidental Petroleum Corp.	32,282	1,884
Marathon Oil Corp.	28,546	1,074
Unocal Corp.	21,809	943
Amerada Hess Corp.	7,582	625
Murphy Oil Corp.	7,527	606
Hugoton Royalty Trust	4,600	121
* KCS Energy, Inc.	6,233	92
* Delta Petroleum Corp.	4,700	$ 74
* Giant Industries, Inc.	2,210	59
* GMX Resources Inc.	3,650	25

	47,290

Other Energy (2.9%)
Schlumberger Ltd.	48,737	3,263
Devon Energy Corp.	40,127	1,562
Halliburton Co.	36,432	1,430
Burlington Resources, Inc.	32,592	1,418
Apache Corp.	26,915	1,361
Anadarko Petroleum Corp.	20,649	1,338
Baker Hughes, Inc.	27,553	1,176
* Transocean Inc.	26,458	1,122
Valero Energy Corp.	21,142	960
XTO Energy, Inc.	21,507	761
Kerr-McGee Corp.	12,424	718
Williams Cos., Inc.	42,905	699
EOG Resources, Inc.	9,657	689
GlobalSantaFe Corp.	19,401	642
* Nabors Industries, Inc.	12,291	630
BJ Services Co.	13,220	615
* Weatherford International Ltd.	10,942	561
* Noble Corp.	10,993	547
El Paso Corp.	51,009	530
Sunoco, Inc.	6,273	513
* Smith International, Inc.	8,612	469
Peabody Energy Corp.	5,317	430
Diamond Offshore Drilling, Inc.	10,574	423
Pioneer Natural Resources Co.	11,933	419
ENSCO International, Inc.	12,420	394
Chesapeake Energy Corp.	22,108	365
* Reliant Energy, Inc.	25,345	346
Equitable Resources, Inc.	5,238	318
Premcor, Inc.	7,500	316
CONSOL Energy, Inc.	7,604	312
* Newfield Exploration Co.	5,223	308
* Ultra Petroleum Corp.	6,378	307
* NRG Engergy	8,491	306
Noble Energy, Inc.	4,929	304
Patterson-UTI Energy, Inc.	14,146	275
Pogo Producing Co.	5,421	263
* Cooper Cameron Corp.	4,644	250
* National-Oilwell, Inc.	7,032	248
* Pride International, Inc.	11,668	240
* Varco International, Inc.	8,209	239
* Rowan Cos., Inc.	9,163	237
Patina Oil & Gas Corp.	6,070	228
Massey Energy Co.	6,391	223
* Grant Prideco, Inc.	10,432	209
Arch Coal, Inc.	5,271	187
* FMC Technologies Inc.	5,623	181

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

* Tesoro Petroleum Corp.	5,500	$ 175
* Calpine Corp.	44,245	174
* Plains Exploration &
Production Co.	6,455	168
* Forest Oil Corp.	4,980	158
* Quicksilver Resources, Inc.	4,288	158
* Dynegy, Inc.	31,266	144
* Unit Corp.	3,752	143
* Cimarex Energy Co.	3,692	140
* Houston Exploration Co.	2,482	140
Helmerich & Payne, Inc.	4,076	139
* Key Energy Services, Inc.	11,556	136
* Encore Acquisition Co.	3,815	133
Vintage Petroleum, Inc.	5,831	132
* Magnum Hunter Resources Inc.	10,180	131
Cabot Oil & Gas Corp.	2,962	131
* Cal Dive International, Inc.	3,151	128
Berry Petroleum Class A	2,685	128
* Denbury Resources, Inc.	4,400	121
Range Resources Corp.	5,800	119
* KFX, Inc.	8,000	116
* Bill Barrett Corp.	3,561	114
Holly Corp.	4,036	112
* Hanover Compressor Co.	7,475	106
* Swift Energy Co.	3,591	104
CARBO Ceramics Inc.	1,490	103
* Stone Energy Corp.	2,241	101
* Spinnaker Exploration Co.	2,876	101
St. Mary Land & Exploration Co.	2,410	101
* Remington Oil & Gas Corp.	3,658	100
* Todco	5,400	99
* Global Industries Ltd.	11,658	97
* Superior Energy Services, Inc.	6,200	96
Frontier Oil Corp.	3,576	95
* Comstock Resources, Inc.	4,265	94
Penn Virginia Corp.	2,312	94
* Energy Partners, Ltd.	4,608	93
* Oceaneering International, Inc.	2,499	93
* Petroleum Development Corp.	2,300	89
* Seacor Holdings INC	1,659	89
* Harvest Natural Resources, Inc.	5,100	88
* Foundation Coal Holdings, Inc.	3,800	88
Resource America, Inc.	2,634	86
* Whiting Petroleum Corp.	2,817	85
* Grey Wolf, Inc.	15,529	82
* Atwood Oceanics, Inc.	1,554	81
* Universal Compression Holdings, Inc.	2,262	79
* ATP Oil & Gas Corp.	4,200	78
RPC Inc.	3,091	78
* Enbridge Energy Management LLC	1,561	77
* McMoRan Exploration Co.	3,895	73
* Input/Output, Inc.	7,542	$ 67
* TETRA Technologies, Inc.	2,335	66
* Veritas DGC Inc.	2,845	64
* Toreador Resources Corp.	2,815	62
* The Meridian Resource Corp.	10,249	62
* Syntroleum Corp.	7,673	62
* Goodrich Petroleum Corp.	3,700	60
* Plug Power, Inc.	9,736	59
* Brigham Exploration Co.	6,500	59
* Oil States International, Inc.	3,000	58
* Dril-Quip, Inc.	2,328	56
* W-H Energy Services, Inc.	2,487	56
* Westmoreland Coal Co.	1,800	55
* Hydrill Co.	1,200	55
* Callon Petroleum Co.	3,766	54
* Newpark Resources, Inc.	10,283	53
* Clayton Williams Energy, Inc.	2,247	51
* PetroQuest Energy, Inc.	9,800	49
* Double Eagle Petroleum Co.	2,471	48
* TransMontaigne Inc.	7,759	48
* The Exploration Co. of Delaware, Inc.	7,500	47
* Parker Drilling Co.	11,063	43
* Parallel Petroleum Corp.	7,400	40
GenTek, Inc.	860	38
* Petrohawk Energy Corp.	4,000	34
* FuelCell Energy, Inc.	3,060	30
* Prime Energy Corp.	1,426	29
* Copany Energy LLC.	924	26
Gulf Island Fabrication, Inc.	1,148	25
Crosstex Energy, Inc.	400	17
* Capstone Turbine Corp.	7,214	13
* Global Power Equipment Group Inc.	1,215	12
* Harken Energy Corp.	19,883	10
* Abraxas Petroleum Corp.	4,300	10
* Horizon Offshore, Inc.	4,889	8
* Magellan Petroleum Corp.	5,555	7
* Royale Energy, Inc.	931	7
* Infinity, Inc.	800	7
* Torch Offshore, Inc.	3,600	5
* U.S. Energy Systems, Inc.	4,134	3
* FX Energy, Inc.	200	2
* Wilshire Enterprises, Inc.	190	1
* Atlas America, Inc.	32	1
* ICO, Inc.	357	1
* T-3 Energy Services, Inc.	2	—

	35,482

Materials & Processing (4.3%)
E.I. du Pont de Nemours & Co.	82,390	4,041
Dow Chemical Co.	77,572	3,841
Alcoa Inc.	71,775	2,255
International Paper Co.	40,169	1,687

	Shares	Market Value^ (000)

Newmont Mining Corp.
(Holding Co.)	33,551	$ 1,490
Masco Corp.	36,610	1,337
Weyerhaeuser Co.	18,406	1,237
Monsanto Co.	21,969	1,220
Archer-Daniels-Midland Co.	53,696	1,198
Praxair, Inc.	26,839	1,185
Air Products & Chemicals, Inc.	18,784	1,089
PPG Industries, Inc.	14,103	961
Rohm & Haas Co.	18,412	814
Georgia Pacific Group	21,346	800
Phelps Dodge Corp.	7,690	761
Ecolab, Inc.	21,254	747
* American Standard Cos., Inc.	17,876	739
Nucor Corp.	13,038	682
Lyondell Chemical Co.	20,363	589
MeadWestvaco Corp.	16,696	566
Avery Dennison Corp.	9,118	547
Freeport-McMoRan Copper &
Gold, Inc. Class B	14,282	546
Sherwin-Williams Co.	11,972	534
Bunge Ltd.	9,095	519
* The Mosaic Co.	31,167	509
United States Steel Corp.	9,487	486
Vulcan Materials Co.	8,398	459
Ball Corp.	9,256	407
The St. Joe Co.	6,262	402
Smurfit-Stone Container Corp.	20,959	392
Fluor Corp.	6,836	373
Eastman Chemical Co.	6,355	367
* Sealed Air Corp.	6,865	366
Sigma-Aldrich Corp.	5,867	355
Precision Castparts Corp.	5,351	351
Ashland, Inc.	5,977	349
* International Steel Group, Inc.	8,300	337
* Energizer Holdings, Inc.	6,589	327
Engelhard Corp.	10,560	324
Temple-Inland Inc.	4,674	320
* Pactiv Corp.	12,573	318
Southern Peru Copper Corp.	6,583	311
Lafarge North America Inc.	5,936	305
* Owens-Illinois, Inc.	12,657	287
Bemis Co., Inc.	9,004	262
Louisiana-Pacific Corp.	9,254	247
Sonoco Products Co.	8,319	247
Forest City Enterprise Class A	4,273	246
* Nalco Holding Co.	12,300	240
* Jacobs Engineering Group Inc.	4,818	230
Florida Rock Industries, Inc.	3,662	218
Martin Marietta Materials, Inc.	4,036	217
Packaging Corp. of America	9,164	216
Valspar Corp.	4,308	215
Bowater Inc.	4,796	$ 211
Lubrizol Corp.	5,670	209
Cabot Corp.	5,180	200
The Timken Co.	7,672	200
* Scotts Co.	2,714	200
* Crown Holdings, Inc.	14,072	193
* Glamis Gold, Ltd.	11,211	192
Harsco Corp.	3,438	192
RPM International, Inc.	9,709	191
Kronos Worldwide, Inc.	4,545	185
Westlake Chemical Corp.	5,312	177
Allegheny Technologies Inc.	7,836	170
Cytec Industries, Inc.	3,223	166
Corn Products International, Inc.	3,079	165
Hughes Supply, Inc.	5,070	164
Airgas, Inc.	6,160	163
* Meridian Gold Co.	8,567	163
AptarGroup Inc.	3,047	161
Valhi, Inc.	9,826	158
Steel Dynamics, Inc.	4,155	157
* USG Corp.	3,799	153
* Hercules, Inc.	9,890	147
* FMC Corp.	2,935	142
Worthington Industries, Inc.	7,184	141
Simpson Manufacturing Co.	4,000	140
Georgia Gulf Corp.	2,791	139
Quanex Corp.	2,000	137
* AK Steel Corp.	9,445	137
* Armor Holdings, Inc.	2,900	136
Cleveland-Cliffs Inc.	1,300	135
Albemarle Corp.	3,446	133
Potlatch Corp.	2,637	133
Brady Corp. Class A	2,120	133
Olin Corp.	5,751	127
Schnitzer Steel Industries, Inc.
Class A	3,675	125
Commercial Metals Co.	2,454	124
Minerals Technologies, Inc.	1,837	123
* URS Corp.	3,809	122
Acuity Brands, Inc.	3,811	121
* Dycom Industries, Inc.	3,956	121
* Stillwater Mining Co.	10,686	120
York International Corp.	3,455	119
Great Lakes Chemical Corp.	4,164	119
* Graphic Packaging Corp.	16,300	117
Texas Industries, Inc.	1,841	115
Crompton Corp.	9,725	115
Clarcor Inc.	2,094	115
LNR Property Corp.	1,818	114
Carpenter Technology Corp.	1,940	113
Greif Inc. Class A	2,019	113
Reliance Steel & Aluminum Co.	2,900	113

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

* Maverick Tube Corp.	3,682	$ 112
* GrafTech International Ltd.	11,742	111
Silgan Holdings, Inc.	1,786	109
Delta & Pine Land Co.	3,913	107
* Oregon Steel Mills, Inc.	5,188	105
* Symyx Technologies, Inc.	3,468	104
H.B. Fuller Co.	3,546	101
* Coeur d'Alene Mines Corp.	25,061	98
Lennox International Inc.	4,784	97
Watsco, Inc.	2,753	97
USEC Inc.	9,955	96
* WCI Communities, Inc.	3,250	96
Cambrex Corp.	3,489	95
Granite Construction Co.	3,533	94
Kaydon Corp.	2,757	91
Longview Fibre Co.	5,000	91
* NL Industries, Inc.	4,088	90
ElkCorp	2,610	89
Gibraltar Industries Inc.	3,750	89
* OM Group, Inc.	2,720	88
Brookfield Homes Corp.	2,600	88
Albany International Corp.	2,500	88
* Lone Star Technologies, Inc.	2,616	88
* Shaw Group, Inc.	4,862	87
Tredegar Corp.	4,244	86
* Quanta Services, Inc.	10,679	85
Spartech Corp.	3,108	84
* Hecla Mining Co.	14,392	84
MacDermid, Inc.	2,244	81
A. Schulman Inc.	3,774	81
AMCOL International Corp.	4,008	81
Mueller Industries Inc.	2,452	79
* PolyOne Corp.	8,571	78
Glatfelter	5,039	77
* Cabot Microelectronics Corp.	1,921	77
Wausau-Mosinee Paper Corp.	4,286	77
Eagle Materials, Inc.	877	76
* UAP Holding Corp.	4,288	74
* NCI Building Systems, Inc.	1,960	74
* Tejon Ranch Co.	1,777	73
Ferro Corp.	3,107	72
* Insituform Technologies Inc.
Class A	3,150	71
* Hexcel Corp.	4,879	71
* Titanium Metals Corp.	2,905	70
* Trammell Crow Co.	3,872	70
Arch Chemicals, Inc.	2,388	69
* Century Aluminum Co.	2,590	68
* Terra Industries, Inc.	7,469	66
Royal Gold, Inc.	3,500	64
* Buckeye Technology, Inc.	4,899	64
Ryerson Tull, Inc.	4,030	63
Steel Technologies, Inc.	2,300	$ 63
* EMCOR Group, Inc.	1,400	63
* Trex Co., Inc.	1,200	63
* Caraustar Industries, Inc.	3,695	62
* Beacon Roofing Supply, Inc.	3,100	62
Eagle Materials, Inc. B Shares	725	61
Chesapeake Corp. of Virginia	2,187	59
* Jacuzzi Brands, Inc.	6,753	59
Barnes Group, Inc.	2,209	59
* Interface, Inc.	5,627	56
* Avatar Holding, Inc.	1,134	55
* Rogers Corp.	1,255	54
Apogee Enterprises, Inc.	4,008	54
* NS Group Inc.	1,926	54
* Zoltek Cos., Inc.	3,479	52
* Ceradyne, Inc.	900	51
* EnerSys	3,345	51
* Mobile Mini, Inc.	1,523	50
* Material Sciences Corp.	2,788	50
Myers Industries, Inc.	3,864	49
* Energy Conversion Devices, Inc.	2,557	49
* Gold Kist Inc.	3,576	49
* W.R. Grace & Co.	3,562	48
* Northwest Pipe Co.	1,851	46
* Lydall, Inc.	3,877	46
* Huttig Building Products, Inc.	4,365	46
Rock-Tenn Co.	2,900	44
Universal Forest Products, Inc.	1,000	43
CIRCOR International, Inc.	1,846	43
* Unifi, Inc.	11,114	43
* Neenah Paper Inc.	1,300	42
* Comfort Systems USA, Inc.	5,506	42
* A.M. Castle & Co.	3,520	42
* NewMarket Corp.	2,063	41
Aceto Corp.	2,150	41
* Maxxam Inc.	1,190	39
* RTI International Metals, Inc.	1,900	39
* Omnova Solutions Inc.	6,833	38
The Standard Register Co.	2,700	38
* Griffon Corp.	1,400	38
Wellman, Inc.	3,463	37
Oil-Dri Corp. of America	2,023	37
* DHB Industries, Inc.	1,900	36
* Encore Wire Corp.	2,674	36
Ampco-Pittsburgh Corp.	2,429	35
* Stratus Properties Inc.	2,199	35
Calgon Carbon Corp.	3,497	32
Compass Minerals International	1,300	31
Penford Corp.	1,985	31
* Alico, Inc.	532	31
CompX International Inc.	1,829	30
Valmont Industries, Inc.	1,200	30

	Shares	Market Value^ (000)

* Griffin Land & Nurseries, Inc.	1,126	$ 29
* Synalloy Corp.	2,738	27
* AAON, Inc.	1,650	27
LSI Industries Inc.	2,257	26
Consolidated-Tomoka Land Co.	580	25
Quaker Chemical Corp.	824	20
* Integrated Electrical Services, Inc.	4,211	20
WD-40 Co.	700	20
* Perini Corp.	1,100	18
* Tarragon Realty Investors
Inc. REIT	1,000	18
* Valence Technology Inc.	5,663	18
* Foamex International, Inc.	4,519	17
Deltic Timber Corp.	400	17
Stepan Co.	680	17
* Infrasource Services Inc.	1,200	16
* Layne Christensen Co.	856	16
Building Materials Holding Corp.	400	15
Juno Lighting, Inc.	361	15
* U.S. Energy Corp.	4,671	14
* Medis Technology Ltd.	700	13
* Zapata Corp.	200	12
* TransPro Inc.	1,789	11
* WCA Waste Corp.	1,000	10
Ameron International Corp.	240	9
* Drew Industries, Inc.	200	7
* Eden Bioscience Corp.	7,422	7
* Lesco, Inc.	500	6
* Webco Industries, Inc.	577	6
* Wellsford Real Properties Inc.	426	6
Ennis, Inc.	300	6
* Liquidmetal Technologies Inc.	2,600	6
Penn Engineering &
Manufacturing Corp.	300	5
* Baker (Michael) Corp.	200	4
* U.S. Concrete, Inc.	500	4
Anchor Glass Container Corp.	400	3
* Nonophase Technologies Corp.	300	3
* EarthShell Corp.	938	2
* Impreso, Inc.	800	2
* Acmat Corp. Class A	131	2
* Badger Paper Mills, Inc.	238	1
* Advanced Environmental Recycling
Technologies, Inc.	600	1
* WHX Corp.	222	—
* BMC Industries, Inc.	4,603	—
* Cone Mills Corp.	2,187	—

	53,839

Producer Durables (4.5%)
United Technologies Corp.	42,206	4,362
The Boeing Co.	65,972	3,415
Caterpillar, Inc.	28,229	$ 2,753
Emerson Electric Co.	34,835	2,442
* Applied Materials, Inc.	139,941	2,393
Illinois Tool Works, Inc.	24,924	2,310
Lockheed Martin Corp.	36,759	2,042
Northrop Grumman Corp.	29,607	1,609
Deere & Co.	20,550	1,529
Danaher Corp.	25,353	1,456
* Xerox Corp.	78,747	1,339
Ingersoll-Rand Co.	14,462	1,161
* Agilent Technologies, Inc.	40,062	965
* Lexmark International, Inc.	10,687	908
Pitney Bowes, Inc.	19,092	884
D. R. Horton, Inc.	19,261	776
* KLA-Tencor Corp.	16,213	755
Parker Hannifin Corp.	9,801	742
Lennar Corp. Class A	12,811	726
Dover Corp.	16,796	704
Pulte Homes, Inc.	10,474	668
Centex Corp.	10,162	605
Rockwell Collins, Inc.	14,585	575
Cooper Industries, Inc. Class A	7,685	522
W.W. Grainger, Inc.	7,607	507
* Waters Corp.	10,129	474
Molex, Inc.	15,593	468
* Toll Brothers, Inc.	6,096	418
* NVR, Inc.	540	415
KB HOME	3,919	409
* Thermo Electron Corp.	13,464	406
Pentair, Inc.	8,174	356
American Power
Conversion Corp.	16,541	354
* American Tower Corp. Class A	18,539	341
Novellus Systems, Inc.	11,774	328
Diebold, Inc.	5,853	326
Goodrich Corp.	9,950	325
* LAM Research Corp.	11,048	319
* Crown Castle International Corp.	19,161	319
Pall Corp.	10,591	307
Cummins Inc.	3,565	299
* Teradyne, Inc.	16,485	281
Hubbell Inc. Class B	5,080	266
* Hovnanian Enterprises Inc.
Class A	5,232	259
Tektronix, Inc.	7,935	240
Ryland Group, Inc.	4,080	235
MDC Holdings, Inc.	2,709	234
Donaldson Co., Inc.	6,956	227
Graco, Inc.	5,986	224
* United Defense Industries Inc.	4,520	214
HNI Corp.	4,958	213

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

* Alliant Techsystems, Inc.	3,203	$ 209
Ametek, Inc.	5,758	205
Roper Industries Inc.	3,328	202
* Polycom, Inc.	8,593	200
* Terex Corp.	4,170	199
* Andrew Corp.	13,526	184
Joy Global Inc.	4,200	182
Standard Pacific Corp.	2,838	182
Plantronics, Inc.	4,160	173
Steelcase Inc.	12,397	172
Briggs & Stratton Corp.	4,016	167
IDEX Corp.	4,115	167
* AGCO Corp.	7,495	164
Mine Safety Appliances Co.	3,211	163
Beazer Homes USA, Inc.	1,100	161
Herman Miller, Inc.	5,809	161
* Thomas & Betts Corp.	4,857	149
Kennametal, Inc.	2,927	146
* Taser International Inc.	4,600	145
Crane Co.	4,788	138
* Flowserve Corp.	4,904	135
Engineered Support Systems, Inc.	2,200	130
Nordson Corp.	3,195	128
* Meritage Corp.	1,066	120
* Actuant Corp.	2,252	117
* CUNO Inc.	1,960	116
Lincoln Electric Holdings, Inc.	3,322	115
Cognex Corp.	4,094	114
Baldor Electric Co.	3,961	109
* Varian Semiconductor Equipment
Associates, Inc.	2,904	107
* Dionex Corp.	1,872	106
Belden CDT Inc.	4,479	104
Technical Olympic USA, Inc.	4,026	102
JLG Industries, Inc.	5,096	100
* Rayovac Corp.	3,238	99
The Manitowoc Co., Inc.	2,555	96
* Genlyte Group, Inc.	1,100	94
Franklin Electric, Inc.	2,156	91
* Ionics, Inc.	2,050	89
* Interdigital Communications Corp.	3,982	88
* FEI Co.	4,165	87
* Gardner Denver Inc.	2,247	82
Regal-Beloit Corp.	2,827	81
* General Cable Corp.	5,752	80
* Moog Inc.	1,750	79
MTS Systems Corp.	2,300	78
* Cymer, Inc.	2,594	77
NACCO Industries, Inc. Class A	724	76
* Teledyne Technologies, Inc.	2,582	76
* EnPro Industries, Inc.	2,550	75
* MKS Instruments, Inc.	3,983	$ 74
Tecumseh Products Co. Class A	1,512	72
* Metrologic Instruments, Inc.	3,400	72
Watts Water Technologies, Inc.	2,238	72
A.O. Smith Corp.	2,400	72
Woodward Governor Co.	1,000	72
Stewart & Stevenson
Services, Inc.	3,513	71
* Esterline Technologies Corp.	2,174	71
* FARO Technologies, Inc.	2,232	70
CTS Corp.	5,221	69
* SBA Communications Corp.	7,477	69
* ATMI, Inc.	2,993	67
* DuPont Photomasks, Inc.	2,552	67
Federal Signal Corp.	3,758	66
* Kulicke & Soffa Industries, Inc.	7,695	66
* Headwaters Inc.	2,300	66
* Powerwave Technologies, Inc.	7,639	65
* Paxar Corp.	2,900	64
* William Lyon Homes, Inc.	914	64
* Technitrol, Inc.	3,443	63
Alamo Group, Inc.	2,294	62
Curtiss-Wright Corp. Class B	1,094	62
* ESCO Technologies Inc.	800	61
Bucyrus International, Inc.	1,500	61
Helix Technology Corp.	3,501	61
* Littelfuse, Inc.	1,782	61
* Champion Enterprises, Inc.	5,138	61
* Electro Scientific Industries, Inc.	3,059	60
* Artesyn Technologies, Inc.	5,285	60
* Arris Group Inc.	8,355	59
* Photronics Inc.	3,560	59
* Axcelis Technologies, Inc.	7,174	58
* Brooks Automation, Inc.	3,332	57
* Power-One, Inc.	6,265	56
* Entegris Inc.	5,613	56
* Mykrolis Corp.	3,881	55
Kimball International, Inc. Class B	3,691	55
* Presstek, Inc.	5,573	54
* Itron, Inc.	2,253	54
* Credence Systems Corp.	5,887	54
C & D Technologies, Inc.	3,149	54
* Mastec Inc.	5,211	53
* Orbital Sciences Corp.	4,451	53
* Symmetricom Inc.	5,419	53
* Triumph Group, Inc.	1,300	51
* Advanced Energy Industries, Inc.	5,587	51
* BE Aerospace, Inc.	4,340	51
* Magnatek, Inc.	7,190	50
* Mattson Technology, Inc.	4,200	47
Curtiss-Wright Corp.	816	47

	Shares	Market Value^ (000)

* Ultratech, Inc.	2,448	$ 46
* Asyst Technologies, Inc.	9,038	46
* Knoll, Inc.	2,602	46
* Imagistics International Inc.	1,347	45
Applied Industrial Technology, Inc.	1,650	45
* Palm Harbor Homes, Inc.	2,645	45
* Kadant Inc.	2,172	45
Vicor Corp.	3,386	44
* LTX Corp.	5,744	44
* Audiovox Corp.	2,790	44
United Industrial Corp.	1,100	43
Lindsay Manufacturing Co.	1,642	42
* Park-Ohio Holdings Corp.	1,616	42
* Photon Dynamics, Inc.	1,713	42
* Axsys Technologies, Inc.	2,304	41
* Calamp Corp.	4,400	39
X-Rite Inc.	2,435	39
M/I Homes, Inc.	700	39
* MTC Technologies, Inc.	1,100	37
HEICO Corp.	1,623	37
* Blount International, Inc.	2,084	36
* Sonic Solutions, Inc.	1,600	36
* General Binding Corp.	2,685	35
* Veeco Instruments, Inc.	1,654	35
* Zygo Corp.	2,931	35
* FSI International, Inc.	7,066	33
Levitt Corp. Class A	1,075	33
Thomas Industries, Inc.	800	32
* C-COR Inc.	3,345	31
* AZZ Inc.	1,865	30
* Virco Manufacturing Corp.	3,740	28
* Active Power, Inc.	5,964	27
Tech/Ops Sevcon, Inc.	4,019	26
* EMCORE Corp.	7,292	25
* Milacron Inc.	7,340	25
* A.S.V., Inc.	500	24
* Paragon Technologies, Inc.	2,370	23
Standex International Corp.	800	23
* LMI Aerospace, Inc.	4,197	23
* Terayon Communications
Systems, Inc.	8,314	23
Met-Pro Corp.	1,673	22
* The Allied Defense Group, Inc.	1,000	22
SpectraLink Corp.	1,500	21
The Middleby Corp.	400	20
* Baldwin Technology Class A	6,681	20
* Darling International, Inc.	4,556	20
* Tollgrade Communications, Inc.	1,609	20
HEICO Corp. Class A	1,096	19
* Distributed Energy Systems Corp.	7,450	19
* Strategic Diagnostics Inc.	5,050	18
Gorman-Rupp Co.	765	$ 18
* Rofin-Sinar Technologies Inc.	400	17
* Ducommun, Inc.	800	17
* Catalytica Energy Systems, Inc.	7,012	16
* Arotech Corp.	9,322	15
Paul Mueller Co.	488	15
* Fairchild Corp.	3,873	14
* Astec Industries, Inc.	800	14
* Cavalier Homes, Inc.	2,095	12
* Aetrium, Inc.	3,024	12
* Cavco Industries, Inc.	248	11
* Global Payment Tech Inc.	1,783	11
Applied Signal Technology, Inc.	300	11
* Perceptron, Inc.	1,378	10
* Electroglas, Inc.	2,084	10
Keithley Instruments Inc.	465	9
* BTU International, Inc.	2,880	9
* Therma-Wave Inc.	2,443	8
Skyline Corp.	200	8
Cascade Corp.	200	8
Tennant Co.	200	8
* Measurement Specialties, Inc.	300	8
* Peco II, Inc.	6,467	8
* Duratek, Inc.	300	7
Cohu, Inc.	400	7
* Capital Pacific Holdings, Inc.	1,789	7
Robbins & Myers, Inc.	300	7
* Proxim Corp. Class A	1,722	7
* Katy Industries, Inc.	1,331	7
* Somera Communications, Inc.	5,038	6
Astro-Med, Inc.	718	6
* American Superconductor Corp.	400	6
* Orleans Homebuilders, Inc.	300	6
* TRC Cos., Inc.	300	5
Summa Industries	500	5
* Bell Industries, Inc.	1,505	5
* Flanders Corp.	500	5
* Optical Cable Corp.	800	5
* Applied Innovation Inc.	1,262	4
* Applied Films Corp.	200	4
* American Access
Technologies Inc.	1,753	4
* SatCon Technology Corp.	1,860	4
* Versar Inc.	800	3
* Genus, Inc.	1,700	3
* Nanometrics Inc.	200	3
Woodhead Industries, Inc.	200	3
* DDi Corp.	1,000	3
* Tut Systems, Inc.	783	3
* Team, Inc.	173	3
* Allied Motion Technologies, Inc.	301	2

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

* ZEVEX International, Inc.	306	$ 1
* UQM Technologies, Inc.	400	1
* General Bearing Corp.	196	1
* Optical Cable Corp. Warrants
Exp. 10/24/2007	959	1
* Copper Mountain Networks, Inc.	255	1
* RF Monolithics, Inc.	73	1
* Beacon Power Corp.	300	—
* Andrea Radio Corp.	3,118	—
* DT Industries, Inc.	1,000	—

	55,913

Technology (13.2%)
Microsoft Corp.	897,720	23,978
International Business
Machines Corp.	141,793	13,978
Intel Corp.	529,719	12,390
* Cisco Systems, Inc.	558,302	10,775
* Dell Inc.	208,289	8,777
* Oracle Corp.	427,041	5,859
QUALCOMM Inc.	134,381	5,698
Hewlett-Packard Co.	251,335	5,270
Texas Instruments, Inc.	142,669	3,513
Motorola, Inc.	193,253	3,324
* EMC Corp.	199,453	2,966
* Apple Computer, Inc.	31,307	2,016
General Dynamics Corp.	16,511	1,727
Computer Associates
International, Inc.	48,327	1,501
* Sun Microsystems, Inc.	274,661	1,478
Raytheon Co.	37,244	1,446
* Corning, Inc.	115,060	1,354
* Lucent Technologies, Inc.	356,029	1,339
* Symantec Corp.	51,892	1,337
Adobe Systems, Inc.	19,693	1,236
* Juniper Networks, Inc.	43,741	1,189
Maxim Integrated Products, Inc.	26,924	1,141
Analog Devices, Inc.	30,900	1,141
* Veritas Software Corp.	35,758	1,021
Linear Technology Corp.	25,533	990
* Network Appliance, Inc.	29,566	982
Electronic Data Systems Corp.	41,988	970
* Computer Sciences Corp.	15,420	869
* Broadcom Corp.	26,594	858
Xilinx, Inc.	28,671	850
Rockwell Automation, Inc.	15,392	763
Autodesk, Inc.	18,579	705
* Intuit, Inc.	15,786	695
L-3 Communications
Holdings, Inc.	9,466	693
Seagate Technology	38,265	661
* Advanced Micro Devices, Inc.	29,276	$ 645
* Affiliated Computer Services,
Inc. Class A	10,690	643
* Altera Corp.	30,675	635
* Avaya Inc.	36,638	630
* Micron Technology, Inc.	50,503	624
* Freescale Semiconductor Inc.	33,023	588
* NCR Corp.	7,783	539
National Semiconductor Corp.	29,608	531
* Cognizant Technology
Solutions Corp.	11,176	473
Microchip Technology, Inc.	17,287	461
* Siebel Systems, Inc.	41,725	438
* Solectron Corp.	79,590	424
* Jabil Circuit, Inc.	16,555	423
Scientific-Atlanta, Inc.	12,532	414
* Comverse Technology, Inc.	16,161	395
* McAfee Inc.	12,872	372
* Sanmina-SCI Corp.	43,033	364
* JDS Uniphase Corp.	113,845	361
Symbol Technologies, Inc.	20,303	351
* Mercury Interactive Corp.	7,674	350
Harris Corp.	5,657	350
Applera Corp.-Applied
Biosystems Group	16,659	348
* SanDisk Corp.	13,752	343
* Zebra Technologies Corp.
Class A	6,096	343
* BMC Software, Inc.	18,417	343
* Citrix Systems, Inc.	13,946	342
* Tellabs, Inc.	39,347	338
* NVIDIA Corp.	14,102	332
* Cadence Design Systems, Inc.	22,579	312
* NAVTEQ Corp.	6,680	310
* BEA Systems, Inc.	34,893	309
* QLogic Corp.	8,078	297
* Storage Technology Corp.	9,189	290
* Unisys Corp.	28,225	287
* Ingram Micro, Inc. Class A	13,223	275
* Amphenol Corp.	7,420	273
* Synopsys, Inc.	12,927	254
* International Rectifier Corp.	5,620	250
* Cree, Inc.	6,042	242
PerkinElmer, Inc.	10,569	238
* SpectraSite, Inc.	4,100	237
* Arrow Electronics, Inc.	9,751	237
* TIBCO Software Inc.	17,695	236
* Ceridian Corp.	12,822	234
* MEMC Electronic Materials, Inc.	17,491	232
* Novell, Inc.	31,680	214

	Shares	Market Value^ (000)

* Compuware Corp.	32,626	$ 211
* UTStarcom, Inc.	9,432	209
* Vishay Intertechnology, Inc.	13,472	202
* Red Hat, Inc.	15,138	202
Intersil Corp.	11,736	196
* Rambus Inc.	8,394	193
Acxiom Corp.	7,248	191
* Gateway, Inc.	30,879	186
AVX Corp.	14,660	185
* Avnet, Inc.	10,126	185
National Instruments Corp.	6,765	184
* Western Digital Corp.	16,933	184
* FLIR Systems, Inc.	2,820	180
* ADC Telecommunications, Inc.	67,052	180
* Macromedia, Inc.	5,737	179
* LSI Logic Corp.	31,849	175
Reynolds & Reynolds Class A	6,400	170
* Brocade Communications
Systems, Inc.	21,964	168
* Avocent Corp.	4,084	165
* CACI International, Inc.	2,400	164
* Avid Technology, Inc.	2,609	161
* Fairchild Semiconductor
International, Inc.	9,874	161
* Sybase, Inc.	7,901	158
* CIENA Corp.	47,113	157
* Atmel Corp.	39,433	155
* Salesforce.com, Inc.	9,000	152
* Perot Systems Corp.	9,495	152
* Hyperion Solutions Corp.	3,223	150
* Silicon Laboratories Inc.	4,241	150
* Foundry Networks, Inc.	11,201	147
* 3Com Corp.	34,915	146
* BearingPoint, Inc.	17,506	141
* Parametric Technology Corp.	23,716	140
* Agere Systems Inc. Class B	102,499	138
* UNOVA, Inc.	5,426	137
* F5 Networks, Inc.	2,815	137
* Trimble Navigation Ltd.	4,146	137
* PalmOne, Inc.	4,294	135
* Akamai Technologies, Inc.	10,382	135
ADTRAN Inc.	7,050	135
* SRA International, Inc.	2,100	135
* Integrated Circuit Systems, Inc.	6,444	135
* Semtech Corp.	6,132	134
* Quest Software, Inc.	8,380	134
* Anteon International Corp.	3,160	132
* Tessera Technologies, Inc.	3,524	131
* Skyworks Solutions, Inc.	13,858	131
* Cypress Semiconductor Corp.	11,088	130
* Varian, Inc.	3,111	128
* Openwave Systems Inc.	8,194	$ 127
* Sonus Networks, Inc.	21,808	125
* Benchmark Electronics, Inc.	3,650	124
* AMIS Holdings Inc.	7,400	122
* The Titan Corp.	7,503	122
* MICROS Systems, Inc.	1,494	117
* Gartner, Inc. Class A	9,250	115
* Tekelec	5,633	115
* Macrovision Corp.	4,464	115
* RSA Security Inc.	5,650	113
* RF Micro Devices, Inc.	16,512	113
* Silicon Image, Inc.	6,842	113
* Hutchinson Technology, Inc.	3,216	111
* Integrated Device Technology Inc.	9,460	109
* Digital River, Inc.	2,604	108
Anixter International Inc.	2,986	107
* Emulex Corp.	6,330	107
* SigmaTel Inc.	2,956	105
* Maxtor Corp.	19,600	104
* SafeNet, Inc.	2,823	104
Imation Corp.	3,233	103
* Dendrite International, Inc.	5,281	102
* Conexant Systems, Inc.	50,946	101
* SERENA Software, Inc.	4,663	101
* Microsemi Corp.	5,800	101
* ScanSource, Inc.	1,600	99
* Verint Systems Inc.	2,700	98
* Internet Security Systems, Inc.	4,172	97
* Websense, Inc.	1,900	96
* FormFactor Inc.	3,500	95
* Applied Micro Circuits Corp.	22,299	94
* Intergraph Corp.	3,423	92
* Ixia	5,467	92
* Opsware, Inc.	12,072	89
* Amkor Technology, Inc.	13,207	88
* Coherent, Inc.	2,857	87
* Sycamore Networks, Inc.	21,228	86
* ANSYS, Inc.	2,688	86
Black Box Corp.	1,753	84
* Siliconix, Inc.	2,304	84
* Wind River Systems Inc.	6,195	84
* Keane, Inc.	5,597	82
* ON Semiconductor Corp.	18,110	82
* RealNetworks, Inc.	12,416	82
* Borland Software Corp.	7,021	82
* Ariba, Inc.	4,932	82
* Mentor Graphics Corp.	5,275	81
* Micrel, Inc.	7,192	79
* Aeroflex, Inc.	6,536	79
* Exar Corp.	5,577	79
* Epicor Software Corp.	5,597	79

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

* Ulticom, Inc.	4,897	$ 78
* Checkpoint Systems, Inc.	4,310	78
* CommScope, Inc.	4,112	78
* OmniVision Technologies, Inc.	4,200	77
* InPhonic, Inc.	2,800	77
* WebEx Communications, Inc.	3,229	77
* Ascential Software Corp.	4,694	77
Cubic Corp.	3,024	76
* InFocus Corp.	8,271	76
* FileNET Corp.	2,930	75
* RadiSys Corp.	3,856	75
* Adaptec, Inc.	9,864	75
* DRS Technologies, Inc.	1,744	74
* MIPS Technologies, Inc.	7,483	74
* Transaction Systems
Architects, Inc.	3,710	74
* CSG Systems International, Inc.	3,889	73
* Intermagnetics General Corp.	2,840	72
* Cray Inc.	15,400	72
* Aspect Communications Corp.	6,402	71
EDO Corp.	2,240	71
* Altiris, Inc.	2,000	71
* Progress Software Corp.	2,991	70
* McDATA Corp. Class A	11,673	70
* j2 Global Communications, Inc.	1,996	69
* Kanbay International Inc.	2,200	69
* Ciber, Inc.	7,113	69
Agilysys, Inc.	3,991	68
* Sapient Corp.	8,587	68
* Electronics for Imaging, Inc.	3,870	67
* PDF Solutions, Inc.	4,100	66
* Quantum Corp.	24,935	65
* Dot Hill Systems Corp.	8,300	65
* Manhattan Associates, Inc.	2,684	64
* MicroStrategy Inc.	1,043	63
* Newport Corp.	4,356	61
* Interwoven Inc.	5,579	61
* ViaSat, Inc.	2,500	61
* KEMET Corp.	6,710	60
* Extreme Networks, Inc.	9,124	60
* TippingPoint Technologies Inc.	1,279	60
* Digitas Inc.	6,238	60
* Informatica Corp.	7,308	59
* MatrixOne, Inc.	9,018	59
* The TriZetto Group, Inc.	6,192	59
* FalconStor Software, Inc.	6,118	59
* NetIQ Corp.	4,779	58
* SupportSoft, Inc.	8,741	58
* MSC Software Corp.	5,500	58
* Vitesse Semiconductor Corp.	16,264	57
* Covansys Corp.	3,740	57
* Mercury Computer Systems, Inc.	1,921	$ 57
* Infonet Services Corp.	27,586	56
* Embarcadero Technologies, Inc.	5,848	55
* Komag, Inc.	2,924	55
* DSP Group Inc.	2,453	55
Talx Corp.	2,100	54
* Cirrus Logic, Inc.	9,805	54
Syntel, Inc.	3,063	54
* Bottomline Technologies, Inc.	3,700	54
* SeaChange International, Inc.	3,065	53
* Diodes Inc.	2,300	52
* Pixelworks, Inc.	4,556	52
* Lattice Semiconductor Corp.	8,845	50
* Advanced Digital
Information Corp.	5,031	50
* TTM Technologies, Inc.	4,234	50
* SonicWALL, Inc.	7,891	50
* Witness Systems, Inc.	2,806	49
* IXYS Corp.	4,747	49
* Power Integrations, Inc.	2,475	49
* Harmonic, Inc.	5,833	49
* Agere Systems Inc. Class A	35,159	48
* Lexar Media, Inc.	6,023	47
* Mapics Inc.	4,448	47
* PortalPlayer Inc.	1,900	47
* MRO Software Inc.	3,596	47
* Tyler Technologies, Inc.	5,566	47
* TriQuint Semiconductor, Inc.	10,426	46
* Synaptics Inc.	1,500	46
* Virage Logic Corp.	2,453	46
* Jupitermedia Corp.	1,906	45
* Phoenix Technologies Ltd.	5,470	45
* Sykes Enterprises, Inc.	6,471	45
* Keynote Systems Inc.	3,229	45
* Sirenza Microdevices, Inc.	6,774	44
Inter-Tel, Inc.	1,614	44
* Neoware Systems, Inc.	4,700	44
* Remec, Inc.	6,030	43
Bel Fuse, Inc. Class A	1,477	43
* Merix Corp.	3,710	43
* ActivCard Corp.	4,800	43
* Plexus Corp.	3,274	43
* Silicon Storage Technology, Inc.	7,150	43
* Daktronics, Inc.	1,700	42
* Agile Software Corp.	5,155	42
* JDA Software Group, Inc.	3,088	42
* Vignette Corp.	29,966	42
* Digi International, Inc.	2,421	42
* Magma Design Automation, Inc.	3,300	41
* Packeteer, Inc.	2,854	41
* Finisar Corp.	17,994	41

	Shares	Market Value^ (000)

* Herley Industries Inc.	2,002	$ 41
* Aspen Technologies, Inc.	6,511	40
* NETGEAR, Inc.	2,200	40
* Interlink Electronics Inc.	4,200	40
* webMethods, Inc.	5,497	40
* Concurrent Computer Corp.	13,454	38
* Echelon Corp.	4,549	38
* Zoran Corp.	3,285	38
* Comtech Telecommunications Corp.	1,000	38
* Micromuse Inc.	6,747	37
Methode Electronics, Inc. Class A	2,893	37
* ESS Technology, Inc.	5,175	37
* Hifn, Inc.	3,966	37
* Radiant Systems, Inc.	5,607	37
* Lawson Software Inc.	5,200	36
* InterVoice, Inc.	2,669	36
* ManTech International Corp.	1,500	36
* PEC Solutions, Inc.	2,500	35
* EMS Technologies, Inc.	2,131	35
* Secure Computing Corp.	3,540	35
* BindView Development Corp.	8,037	35
* Iomega Corp.	6,288	35
* Ditech Communications Corp.	2,329	35
* Equinix, Inc.	802	34
* Broadwing Corp.	3,756	34
* Entrust, Inc.	8,998	34
* WatchGuard Technologies, Inc.	7,692	34
* I.D. Systems, Inc.	1,818	34
* Carrier Access Corp.	3,154	34
* Pinnacle Systems, Inc.	5,519	34
* Identix, Inc.	4,513	33
* Integrated Silicon Solution, Inc.	4,033	33
* Pegasystems Inc.	3,788	32
* E.piphany Inc.	6,636	32
* Verisity Ltd.	3,900	32
* Pericom Semiconductor Corp.	3,380	32
* Aware, Inc.	6,553	32
* SPSS, Inc.	2,031	32
* Answerthink
Consulting Group, Inc.	6,811	32
* MRV Communications Inc.	8,615	32
* Loudeye Corp.	15,369	32
* LCC International, Inc. Class A	5,363	31
* Click Commerce, Inc.	1,939	31
* Atheros Communications	3,018	31
* Gerber Scientific, Inc.	4,036	31
* Universal Display Corp.	3,411	31
* SeeBeyond Technology Corp.	8,403	30
* Enterasys Networks, Inc.	16,652	30
* Kopin Corp.	7,694	30
* COMARCO, Inc.	3,450	30
* Safeguard Scientifics, Inc.	13,946	$ 30
* Sipex Corp.	6,294	29
* Retek Inc.	4,775	29
* Napster, Inc.	3,088	29
* SYNNEX Corp.	1,200	29
* IPIX Corp.	4,943	29
* Genesis Microchip Inc.	1,766	29
* Interactive Intelligence Inc.	6,363	29
* Westell Technologies, Inc.	4,201	29
* Net2Phone, Inc.	8,273	28
* eCollege.com Inc.	2,475	28
* Datastream Systems, Inc.	4,044	28
* Aether Systems, Inc.	8,337	28
* NYFIX, Inc.	4,410	27
* NMS Communications Corp.	4,321	27
* Captaris Inc.	5,123	26
* OPNET Technologies, Inc.	3,104	26
* Mechanical Technology Inc.	4,184	26
* Computer Network
Technology Corp.	3,600	26
* iGATE Corp.	6,274	25
* Anaren, Inc.	1,960	25
* Verity, Inc.	1,918	25
* Transmeta Corp.	15,389	25
* Analysts International Corp.	6,206	25
* Alliance Semiconductor Corp.	6,610	24
* Avanex Corp.	7,346	24
* Novatel Wireless, Inc.	1,231	24
* Numerex Corp.	4,974	23
* Stellent Inc.	2,632	23
* Manugistics Group, Inc.	7,983	23
* Glenayre Technologies, Inc.	10,469	23
* Actel Corp.	1,300	23
* Dynamics Research Corp.	1,261	22
QAD Inc.	2,499	22
* Stratex Networks, Inc.	9,762	22
* EPIQ Systems, Inc.	1,500	22
* Concord Communications, Inc.	1,975	22
* SiRF Technology Holdings, Inc.	1,700	22
* Lasercard Corp.	2,061	22
* II-VI, Inc.	500	21
* Chordiant Software, Inc.	9,293	21
* Mindspeed Technologies, Inc.	7,618	21
* Monolithic Power Sysytems	2,272	21
* AuthentiDate Holding Corp.	3,400	21
* Open Solutions Inc.	800	21
* SCM Microsystems, Inc.	4,186	20
* NASSDA Corp.	2,900	20
* Telular Corp.	2,339	20
* PLX Technology, Inc.	1,900	20
* PC-Tel, Inc.	2,475	20

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

* Fargo Electronics	1,300	$ 19
* RightNow Technologies Inc.	1,200	19
* Zix Corp.	3,704	19
* Viewpoint Corp.	6,086	19
* ANADIGICS, Inc.	5,006	19
* Silicon Graphics, Inc.	10,760	19
* Blue Coat Systems, Inc.	978	18
* WJ Communications, Inc.	5,246	18
* Oplink Communications, Inc.	9,088	18
* Niku Corp.	871	18
* Ampex Corp. Class A	437	17
* VA Software Corp.	6,843	17
* Catapult Communications Corp.	700	17
* TranSwitch Corp.	10,935	17
* Network Equipment
Technologies, Inc.	1,700	17
* PalmSource, Inc.	1,307	17
* Art Technology Group, Inc.	11,066	17
* Captiva Software Corp.	1,620	17
SS&C Technologies, Inc.	800	17
Lowrance Electronics, Inc.	518	16
* Paradyne Networks, Inc.	4,475	16
* Mobius Management
Systems, Inc.	2,203	16
* Extended Systems Inc.	6,414	16
Integral Systems, Inc.	799	16
* Selectica, Inc.	4,294	15
* Zomax Inc.	3,737	15
Park Electrochemical Corp.	700	15
* Computer Horizons Corp.	3,949	15
* Optical Communication
Products, Inc.	5,929	15
* Standard Microsystem Corp.	826	15
* Corio, Inc.	7,620	15
* Computer Task Group, Inc.	2,557	14
* WorldGate Communications, Inc.	2,858	14
* MetaSolv, Inc.	5,311	14
* Bioveris Corp.	1,914	14
* BroadVision, Inc.	5,057	14
* @ Road, Inc.	2,000	14
* Actuate Software Corp.	5,144	13
* Audible, Inc.	500	13
* Tumbleweed
Communications Corp.	3,880	13
Sunrise Telecom Inc.	4,513	13
* Nuance Communications Inc.	3,079	13
* Avici Systems Inc.	1,376	12
* Nu Horizons Electronics Corp.	1,554	12
BEI Technologies, Inc.	400	12
* Vitria Technology, Inc.	2,928	12
* Visual Networks, Inc.	3,538	12
* Vyyo Inc.	1,423	$ 12
* Stratasys, Inc.	350	12
* Network Engines, Inc.	4,161	12
* HEI, Inc.	5,300	12
* ImageWare Systems, Inc.	3,800	12
* Ramtron International Corp.	2,886	12
* Applix, Inc.	2,208	11
* Docucorp International, Inc.	1,179	11
* Sumtotal Systems Inc.	2,141	11
* Merge Technologies, Inc.	500	11
* Zhone Technologies	4,293	11
* Volterra Semiconductor Corp.	500	11
* Intellisync Corp.	5,258	11
* Leadis Technology Inc.	1,000	11
TSR, Inc.	1,253	11
* ScanSoft, Inc.	2,521	11
* Blackboard Inc.	700	10
* Centillium Communications, Inc.	4,148	10
* QuickLogic Corp.	3,495	10
* KVH Industries, Inc.	1,000	10
* Channell Commercial Corp.	1,100	9
* Technology Solutions Co.	7,836	9
* All American Semiconductor, Inc.	1,457	9
* I-many, Inc.	5,750	9
* Forgent Networks, Inc.	3,983	8
* Digital Lightwave, Inc.	6,417	8
* Netopia, Inc.	2,531	8
* Norstan, Inc.	1,483	8
* ePlus Inc.	683	8
* Excel Technology, Inc.	300	8
* Centra Software, Inc.	3,329	8
* Internet Capital Group Inc	825	7
* Wave Systems Corp.	6,508	7
* Ebix, Inc.	487	7
* SteelCloud Inc.	3,821	7
* Inforte Corp.	907	7
* Verso Technologies, Inc.	9,594	7
* Micro Linear Corp.	1,400	7
* The SCO Group, Inc.	1,605	7
* Applied Digital Solutions, Inc.	1,000	7
* AXT, Inc.	4,200	7
* Lantronix, Inc.	6,475	7
* Three-Five Systems, Inc.	2,665	6
* Quovadx, Inc.	2,693	6
* Pemstar Inc.	3,500	6
* TechTeam Global, Inc.	600	6
* Netlogic Microsystems Inc.	600	6
* Motive, Inc.	500	6
* NetManage, Inc.	877	6
* BSQUARE Corp.	3,786	6
* MTI Technology Corp.	2,045	6

	Shares	Market Value^ (000)

* Saba Software, Inc.	1,374	$ 5
* Lionbridge Technologies, Inc.	800	5
* Cherokee International Corp.	533	5
* Omtool, Ltd.	596	5
* Kana Software, Inc.	2,458	5
* SAVVIS Communications Corp.	3,840	4
* VIA NET.WORKS, Inc.	5,204	4
* Blackbaud, Inc.	300	4
* ONYX Software Corp.	1,345	4
* Staktek Holdings Inc.	861	4
* eLoyalty Corp.	614	4
* ACE	1,493	4
* Stratos International Inc.	802	4
* Blue Martini Software, Inc.	1,258	3
* Crossroads Systems, Inc.	2,314	3
Celeritek, Inc.	2,197	3
* Tripath Technology Inc.	2,491	3
* Intraware, Inc.	2,604	3
* Superconductor Technologies Inc.	2,100	3
* Insightful Corp.	884	3
* Concur Technologies, Inc.	300	3
* Ezenia!, Inc.	2,547	3
* Versant Corp.	2,795	3
* Argonaut Technologies Inc.	2,664	3
* LightPath Technologies, Inc.
Class A	568	3
* Versata, Inc.	832	2
* Plumtree Software, Inc.	500	2
* Astea International, Inc.	330	2
* Interland, Inc.	655	2
* Critical Path, Inc.	1,328	2
* Cosine Communications, Inc.	623	2
* GraphOn Corp.	2,730	1
* Airnet Communications Corp.	328	1
* On2 Technologies, Inc.	2,193	1
* Dynabazaar, Inc.	3,795	1
* ACT Teleconferencing, Inc.	1,000	1
* Research Frontiers, Inc.	200	1
* Network-1 Security Solutions, Inc.	975	1
* Redback Networks Inc.	217	1
* Amtech Systems, Inc.	269	1
* Axeda Systems Inc.	1,400	1
* Verilink Corp.	331	1
* Artisoft, Inc.	366	1
* The A Consulting Team, Inc.	114	1
* Freescale Semiconductor, Inc.	43	1
* NaviSite, Inc.	293	1
* DSL.Net, Inc.	3,371	1
* Navidec, Inc.	182	1
* Storage Computer Corp.	2,856	1
* Callidus Software Inc.	100	1
* eGain Communications Corp.	436	$ —
* Datawatch Corp.	68	—
* ePresence, Inc.-Escrow	2,671	—
* Direct Insite Corp.	73	—
* NexPrise, Inc.	106	—
* Cogent Communications
Group, Inc.	65	—
* Alanco Technologies, Inc.	41	—
* Media 100 Inc.	1,614	—

	163,493

Utilities (6.3%)
Verizon Communications Inc.	228,287	9,248
SBC Communications Inc.	273,590	7,050
* Comcast Corp. Class A	159,890	5,321
BellSouth Corp.	151,153	4,201
Sprint Corp.	117,716	2,925
* Nextel Communications, Inc.	89,013	2,670
Exelon Corp.	54,517	2,403
Southern Co.	60,943	2,043
Duke Energy Corp.	77,426	1,961
Dominion Resources, Inc.	28,099	1,903
TXU Corp.	24,464	1,579
ALLTEL Corp.	25,405	1,493
Entergy Corp.	18,733	1,266
AT&T Corp.	65,288	1,244
FPL Group, Inc.	15,228	1,138
American Electric
Power Co., Inc.	32,656	1,121
* PG&E Corp.	33,071	1,101
FirstEnergy Corp.	27,182	1,074
Public Service
Enterprise Group, Inc.	19,585	1,014
Progress Energy, Inc.	20,335	920
Consolidated Edison Inc.	19,878	870
Edison International	26,862	860
* Comcast Corp. Special Class A	26,044	855
PPL Corp.	15,590	831
Ameren Corp.	16,013	803
Kinder Morgan, Inc.	10,210	747
* AES Corp.	53,391	730
Sempra Energy	19,091	700
* Qwest Communications
International Inc.	147,122	653
* Cablevision Systems NY
Group Class A	25,451	634
Constellation Energy Group, Inc.	14,453	632
Cinergy Corp.	14,896	620
DTE Energy Co.	14,302	617
Xcel Energy, Inc.	32,997	601
* NTL Inc.	7,318	534
MCI Inc.	25,958	523

Institutional Total Stock Market Index Fund	Shares	Market Value^ (000)

KeySpan Corp.	13,191	$ 520
NiSource, Inc.	22,100	503
CenturyTel, Inc.	11,129	395
SCANA Corp.	9,131	360
Telephone & Data Systems, Inc.	4,664	359
Questar Corp.	6,926	353
Pinnacle West Capital Corp.	7,547	335
Citizens Communications Co.	24,107	332
Energy East Corp.	12,391	331
Wisconsin Energy Corp.	9,673	326
* U.S. Cellular Corp.	7,166	321
* UnitedGlobalCom Inc. Class A	32,925	318
Pepco Holdings, Inc.	14,638	312
* Nextel Partners, Inc.	15,278	299
CenterPoint Energy Inc.	26,041	294
DPL Inc.	10,747	270
Alliant Energy Corp.	9,358	268
MDU Resources Group, Inc.	9,929	265
ONEOK, Inc.	8,762	249
NSTAR	4,523	246
TECO Energy, Inc.	15,603	239
* Western Wireless Corp. Class A	7,615	223
* Allegheny Energy, Inc.	10,927	215
Northeast Utilities	11,015	208
Puget Energy, Inc.	8,318	205
AGL Resources Inc.	6,155	205
Aqua America, Inc.	8,213	202
Hawaiian Electric Industries Inc.	6,924	202
OGE Energy Corp.	7,488	199
National Fuel Gas Co.	6,936	197
* Level 3 Communications, Inc.	57,433	195
Great Plains Energy, Inc.	6,191	187
Western Gas Resources, Inc.	6,374	186
* Kinder Morgan Management, LLC	4,444	181
UGI Corp. Holding Co.	4,388	180
Energen Corp.	3,032	179
Atmos Energy Corp.	6,454	177
Vectren Corp.	6,346	170
* CMS Energy Corp.	15,766	165
Westar Energy, Inc.	7,146	163
WPS Resources Corp.	3,192	159
* Southwestern Energy Co.	3,121	158
* Southern Union Co.	6,416	154
Peoples Energy Corp.	3,343	147
Piedmont Natural Gas, Inc.	6,222	145
PNM Resources Inc.	5,349	135
NICOR Inc.	3,541	131
Duquesne Light Holdings, Inc.	6,786	128
WGL Holdings Inc.	3,988	123
New Jersey Resources Corp.	2,523	109
Northwest Natural Gas Co.	3,233	109
* IDT Corp. Class B	6,758	$ 105
IDACORP, Inc.	3,400	104
* Cincinnati Bell Inc.	24,732	103
* Sierra Pacific Resources	9,150	96
* Price Communications Corp.	5,162	96
* Centennial Communications
Corp. Class A	11,480	91
* Commonwealth Telephone
Enterprises, Inc.	1,784	89
The Laclede Group, Inc.	2,800	87
UniSource Energy Corp.	3,550	86
Cleco Corp.	4,164	84
Southwest Gas Corp.	3,316	84
Avista Corp.	4,545	80
Black Hills Corp.	2,612	80
ALLETE, Inc.	2,112	78
MGE Energy, Inc.	2,121	76
* Alamosa Holdings, Inc.	6,100	76
* UbiquiTel Inc.	10,558	75
CH Energy Group, Inc.	1,506	72
* Global Crossing Ltd.	3,900	71
UIL Holdings Corp.	1,379	71
* PTEK Holdings, Inc.	6,568	70
Empire District Electric Co.	2,904	66
* El Paso Electric Co.	3,300	63
Surewest Communications	2,200	62
* Aquila, Inc.	16,582	61
South Jersey Industries, Inc.	1,100	58
Otter Tail Corp.	2,258	58
Iowa Telecommunications
Services Inc.	2,627	57
* Mediacom Communications Corp.	7,745	48
SJW Corp.	1,283	47
Central Vermont
Public Service Corp.	1,982	46
* General Communication, Inc.	4,000	44
Connecticut Water Services, Inc.	1,506	40
Middlesex Water Co.	2,040	39
* Time Warner Telecom Inc.	7,653	33
* Talk America Holdings, Inc.	4,935	33
Green Mountain Power Corp.	1,099	32
American States Water Co.	1,171	30
Cascade Natural Gas Corp.	1,300	28
Hector Communications Corp.	1,219	27
California Water Service Group	700	26
* Triton PCS, Inc.	7,286	25
* IDT Corp.	1,658	24
* Primus Telecommunications
Group, Inc.	6,670	21
Maine & Maritimes Corp.	624	16
* Dobson Communications Corp.	8,200	14

	Shares	Market Value^ (000)

Atlantic Tele-Network, Inc.	380	$ 12
Southwest Water Co.	791	11
Shenandoah Telecommunications Co.	310	9
D&E Communications, Inc.	629	8
* Covista Communications, Inc.	3,805	7
* BayCorp Holdings, Ltd.	500	6
* Intrado Inc.	500	6
* Hungarian Telephone
and Cable Corp.	300	4
* Penn Octane Corp.	3,564	4
* McLeod USA Inc.	3,739	3
* Pac-West Telecom, Inc.	1,175	2
* GoAmerica, Inc.	78	1
* Z-Tel Technologies, Inc.	390	1
* FiberNet Telecom Group, Inc.	10	—

	77,763

Other (4.6%)
General Electric Co.	871,137	31,797
* Berkshire Hathaway Inc. Class A	126	11,075
3M Co.	64,730	5,312
Honeywell International Inc.	71,006	2,514
Johnson Controls, Inc.	15,644	992
Fortune Brands, Inc.	11,809	911
Eaton Corp.	12,450	901
Textron, Inc.	11,429	843
ITT Industries, Inc.	7,632	645
Brunswick Corp.	7,873	390
Hillenbrand Industries, Inc.	5,204	289
SPX Corp.	6,516	261
Wesco Financial Corp.	538	211
Carlisle Co., Inc.	2,696	175
Teleflex Inc.	3,264	170
Walter Industries, Inc.	4,091	138
Trinity Industries, Inc.	3,827	130
Lancaster Colony Corp.	2,947	126
* McDermott International, Inc.	6,535	120
GenCorp, Inc.	4,689	87
* Sequa Corp. Class A	715	44
* United Capital Corp.	1,046	24
Raven Industries, Inc.	1,000	21
* Xanser Corp.	2,966	8
* Foster Wheeler Ltd.	337	5
Kaman Corp. Class A	400	5
* Foster Wheeler Ltd. Class B
Warrants Exp 9/24/2007	6,755	2

		57,196

TOTAL COMMON STOCKS
(Cost $1,068,328)		1,232,736

TEMPORARY CASH INVESTMENTS (1.0%)(1)

Money Market Fund (0.9%)
Vanguard Market Liquidity Fund,
2.26	8,234,500	$ 8,235
Vanguard Market Liquidity Fund,
2.26%**—-Note E	3,493,500	3,494

		11,729

	Face
	Amount
	(000)

U.S. Government Obligation (0.1%)
U.S. Treasury Bill
(2)1.72%, 1/27/2005	$ 1,000	999

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $12,728)		12,728

TOTAL INVESTMENTS (100.4%)
(Cost $1,081,056)		1,245,464

OTHER ASSETS AND LIABILITIES (-0.4%)

Other Assets		26,913
Liabilities—Note E		(32,475)

		(5,562)

NET ASSETS (100%)		$ 1,239,902

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and
(2)	Security segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Institutional Total Stock	Amount
Market Index Fund	(000)

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,231,175
Undistributed Net Investment Income	124
Accumulated Net Realized Losses	(155,957)
Unrealized Appreciation
Investment Securities	164,408
Futures Contracts	152

NET ASSETS	$1,239,902

Institutional Shares—Net Assets
Applicable to 30,527,719 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$788,603

NET ASSET VALUE PER SHARE—
INSTITUTIONAL SHARES	$25.83

Institutional Plus Shares—Net Assets
Applicable to 17,469,918 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$451,299

NET ASSET VALUE PER SHARE—
INSTITUTIONAL PLUS SHARES	$25.83

See Note C in Notes to Financial Statements for the tax-basis components of net assets

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Institutional Total Stock Market Index Fund Year Ended December 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$ 19,674
Interest	110
Security Lending	89

Total Income	19,873

Expenses
The Vanguard Group—Note B
Management and Administrative
Institutional Shares	352
Institutional Plus Shares	116

Total Expenses	468

NET INVESTMENT INCOME	19,405

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(906)
Futures Contracts	893

REALIZED NET GAIN (LOSS)	(13)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	118,940
Futures Contracts	(50)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	118,890

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 138,282

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Institutional Total Stock Market Index Fund
	Year Ended December 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 19,405	$ 15,679
Realized Net Gain (Loss)	(13)	(34,979)
Change in Unrealized Appreciation (Depreciation)	118,890	287,848

Net Increase (Decrease) in Net Assets Resulting from Operations	138,282	268,548

Distributions
Net Investment Income
Institutional Shares	(11,163)	(5,582)
Institutional Plus Shares	(8,095)	(10,097)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—

Total Distributions	(19,258)	(15,679)

Capital Share Transactions—Note F
Institutional Shares	152,417	230,314
Institutional Plus Shares	(73,783)	(366,054)

Net Increase (Decrease) from Capital Share Transactions	78,634	(135,740)

Total Increase (Decrease)	197,658	117,129

Net Assets
Beginning of Period	1,042,244	925,115

End of Period	$ 1,239,902	$ 1,042,244

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Institutional Total Stock Market Index Fund Institutional Shares
	Year Ended December 31,			Aug. 31* to Dec. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$23.33	$18.00	$23.10	$22.72

Investment Operations
Net Investment Income	.425**	.33	.32	.098
Net Realized and Unrealized Gain (Loss) on Investments	2.498	5.33	(5.10)	.421

Total from Investment Operations	2.923	5.66	(4.78)	.519

Distributions
Dividends from Net Investment Income	(.423)	(.33)	(.32)	(.139)
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.423)	(.33)	(.32)	(.139)

Net Asset Value, End of Period	$25.83	$23.33	$18.00	$23.10

Total Return	12.65%	31.70%	-20.77%	2.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$789	$563	$245	$358
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%†
Ratio of Net Investment Income to Average Net Assets	1.83%**	1.62%	1.45%	1.33%†
Portfolio Turnover Rate	22%	11%	9%	15%

*	Inception.
**	Net investment income per share and the ratio of net investment income to average net assets include $.058 and 0.27%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
†	Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

Institutional Total Stock Market Index Fund Institutional Plus Shares
	Year Ended December 31,			May 31* to Dec. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$23.33	$18.00	$23.10	$25.00

Investment Operations
Net Investment Income	.434**	.337	.327	.151
Net Realized and Unrealized Gain (Loss) on Investments	2.498	5.330	(5.100)	(1.900)

Total from Investment Operations	2.932	5.667	(4.773)	(1.749)

Distributions
Dividends from Net Investment Income	(.432)	(.337)	(.327)	(.151)
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.432)	(.337)	(.327)	(.151)

Net Asset Value, End of Period	$25.83	$23.33	$18.00	$23.10

Total Return	12.69%	31.74%	-20.74%	-6.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$451	$479	$680	$1,189
Ratio of Total Expenses to Average Net Assets	0.025%	0.025%	0.025%	0.025%†
Ratio of Net Investment Income to Average Net Assets	1.87%**	1.64%	1.48%	1.36%†
Portfolio Turnover Rate	22%	11%	9%	15%

*	Inception.
**	Net investment income per share and the ratio of net investment income to average net assets include $.058 and 0.27%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
†	Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $200 million and $500 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Futures Contracts: The fund uses S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund or, for shareholder services, each class of shares. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the fund had $101,000 of ordinary income available for distribution. The fund had available realized losses of $155,805,000 to offset future net capital gains of $4,981,000 through December 31, 2009, $99,548,000 through December 31, 2010, $44,357,000 through December 31, 2011, $5,005,000 through December 31, 2012, and $1,914,000 through December 31, 2013.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $164,408,000, consisting of unrealized gains of $259,690,000 on securities that had risen in value since their purchase and $95,282,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	18	$5,462	$112
Russell 2000 Index	3	981	21
S&P MidCap 400 Index	2	665	19

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2004, the fund purchased $312,530,000 of investment securities and sold $232,812,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2004, was $3,011,000, for which the fund held cash collateral of $3,494,000.

F. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Institutional Shares
Issued	$335,750	13,964	$290,822	13,540
Issued in Lieu of Cash Distributions	8,956	364	4,901	235
Redeemed	(192,289)	(7,936)	(65,409)	(3,260)

Net Increase (Decrease)—Institutional Shares	152,417	6,392	230,314	10,515

Institutional Plus Shares
Issued	1,183	49	53,910	2,434
Issued in Lieu of Cash Distributions	290	12	1,781	90
Redeemed	(75,256)	(3,124)	(421,745)	(19,760)

Net Increase (Decrease)—Institutional Plus Shares	(73,783)	(3,063)	(366,054)	(17,236)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Institutional Total Stock Market Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Stock Market Index Fund (the “Fund”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND

This information for the fiscal year ended December 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $19,258,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
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You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
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Q8710 022005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2004: $58,400
Fiscal Year Ended December 31, 2003: $0

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended December 31, 2004: $1,685,500
Fiscal Year Ended December 31, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended December 31, 2004: $257,800
Fiscal Year Ended December 31, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended December 31, 2004: $76,400
Fiscal Year Ended December 31, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended December 31, 2004: $0
Fiscal Year Ended December 31, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2004: $76,400
Fiscal Year Ended December 31, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD INSTITUTIONAL INDEX FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	February 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD INSTITUTIONAL INDEX FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	February 16, 2005

VANGUARD INSTITUTIONAL INDEX FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	February 16, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.